UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 260-9000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM	April 30, 2024

  STEWARD FUNDS

 ANNUAL REPORT

Dear Shareholders:

Allow me to introduce myself to you: effective January 8, 2024, I became Chief Executive Officer of Crossmark Global Investments, the exclusive investment manager of the Steward Funds. I have served as Crossmark’s CIO since June 2021, as well as portfolio manager for multiple firm strategies, and continue to serve in these roles with the support of our talented Crossmark team.

This 2024 Annual Report marks the first time I am writing you in this capacity. It is a privilege to be a part of a firm that continues to combine deep commitment to faith-based values with a focus on investment excellence. At Crossmark, our purpose is to Inspire and Equip our clients to Go Further in aligning their investments with their values. Throughout this year, we have been committed to providing values-based investments that equip our investors with the means to put their Values into Action. This continues to be the core of who we are and what we do.

The U.S. economy avoided a much-anticipated recession in 2023 and made significant progress toward a soft landing. The key surprise was much stronger-than-expected economic growth as the labor market continued to rebalance and inflation continued to fall. In the U.S. and across many parts of the world, inflation declined, approaching but not reaching central bank targets, while importantly (and amazingly) avoiding a major slowing of growth or a pickup in unemployment. As we exited 2023, the risks were more symmetric: the risk of inflation remaining sticky and above target, and the risk of weaker economic activity.

The key economic question for 2024 remains whether central banks can continue the “landing of the plane” (soft landing) without a crash (recession). The consensus view of 2024 is a “Goldilocks” environment of not too hot and not too cold. Expectations include a soft economic landing, a continued decline in inflation towards targets, and double-digit earnings growth. We think that fairy tale is unlikely, meaning either 1) the economy weakens enough for a bumpy ride (perhaps a recession) and earnings fall short (most likely), or 2) the economy remains strong enough to support double digit earnings growth at the risk of little progress on inflation and Fed rate cuts.

Needless to say, so far this year equity markets have done well and Crossmark products have reflected this positive performance. Fixed Income markets have been flattish. Wherever you are invested, we truly appreciate the opportunity to serve your investment needs through our Steward Mutual Funds. We trust our mission of being a faith-based firm serving our clients with values-based products will continue to aid you in achieving your financial objectives in the days and years ahead.

As always, we thank you for trusting Steward Funds/Crossmark Global Investments with your investments.

Sincerely,

Robert C. Doll, CFA

President – Steward Funds, Inc.

CEO/CIO – Crossmark Global Investments, Inc.

15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfunds

STEWARD COVERED CALL INCOME FUND

Portfolio Management: Paul C. Townsen, Managing Director, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Covered Call Income Fund (the “Fund”) returned 15.79%. For comparison purposes, the total return of the Fund’s primary benchmark, the S&P 500 Index (“S&P 500”), was 22.66% over the same period. The Fund’s secondary benchmark, the CBOE S&P 500 Buy-Write Index (BXM), returned 9.12% over the same period.

Positive and Negative Contributors to Performance

With regard to performance attribution for the Fund during the fiscal year ended April 30, 2024, there are several sectors and individual stocks worth highlighting. From a sector allocation standpoint for the stock portfolio, the sectors contributing the most to relative performance against the S&P 500 were financials, healthcare, communication services and information technology. Detracting the most from relative performance were consumer staples, utilities and industrials. Several stocks that contributed the most to relative performance were Broadcom, Nvidia, Advanced Micro Devices, and Eli Lilly. Stocks detracting the most from relative performance were Exelon, Wal-Mart, and Tesla. When considering the values-based screens we apply, the total impact to the Fund by not owning the screened-out companies was a materially positive 178 basis points, with almost all of the negative net impact coming from our embryonic stem cell research screens and abortion-related screens.

Looking Ahead

Given the continued strong start to the year in the broad equity markets, the potential for a pullback has to be on the table. With the consolidation of gains likely, this should be considered healthy for the markets and a probable buying opportunity for investors. The prospect of rate cuts has more than likely been priced into the markets so it is important for the upcoming earnings season to continue to drive the markets higher. We expect some volatility as we head into the summer months which should allow for methodical option trading opportunities that will benefit the Fund.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.

Under normal market circumstances, the Fund will:

•	write (sell) call options on at least 80% of its equity securities

•	invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark

Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.

The covered call strategy used by the Fund is designed to earn extra premium income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining prices due to the Fund’s receipt of premiums from selling the call options.

STEWARD EQUITY MARKET NEUTRAL FUND

Portfolio Management: Robert C. Doll, CFA, Chief Executive Officer and Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Equity Market Neutral Fund (the “Fund”) returned 10.64%, outperforming the ICE BofA 3 Month U.S. Treasury Bill Index return of 5.39% by 525 basis points.

Positive and Negative Contributors to Performance

Investment performance was strong for the year; our longs were +16.49% and our shorts were up only 9.00%. Particularly positive were returns in industrials (+259 basis points), financials (+150 basis points), information technology (+137 basis points) and consumer discretionary (+117 basis points). This was partially offset by performance in communication services (-144 basis points) and healthcare (-103 basis points). Best longs were Gap, Williams Sonoma, TopBuild, Lam Research, Dick’s Sporting Goods, Deckers Outdoor, Fifth Third Bancorp, Ingersoll Rand and Owens Corning. There were no large long detractors. Best shorts included Constellation Energy, NRG Energy, Natera, Cloudflare, Palantier Technologies, Wayfair, Celsius Holdings and Blue Owl Capital. Worst stocks included agilon health, Ubiquiti, NovoCure, 10x Genomics, Liberty Broadband and ICU Medical.

Current Positioning

Given our cautious view, we continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles and strong earnings predictability and persistence. Our largest net overweights are financials, technology, consumer discretionary and real estate. Our largest net underweights are healthcare, utilities, consumer staples and materials. Our largest net factor bets are pro-earnings quality, management quality and earnings yield. Our largest net factor negative bets are beta and dividend yield.

Looking Ahead

The key economic question for 2024 is whether central banks can continue the “landing of the plane” (soft landing) without a crash (recession). The consensus view of 2024 is a “Goldilocks” environment of not too hot and not too cold. Expectations include a soft economic landing, a continued decline in inflation towards targets, and double-digit earnings growth. We think that fairy tale is unlikely, meaning either 1) the economy weakens enough for a bumpy ride (perhaps a recession) and earnings fall short (most likely), or 2) the economy remains strong enough to support double-digit earnings growth at the risk of little progress on inflation and Fed rate cuts.

Principal Investment Strategy

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase. As a result, the Fund will invest significantly in large-capitalization companies.

Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management. The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.

Through its multi-factor quantitative models, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for ranking companies using values-based characteristics.

STEWARD GLOBAL EQUITY INCOME FUND

Portfolio Management: Rob Botard, CFA, Managing Director, and Brent Lium, CFA, Managing Director

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Global Equity Income Fund (the “Fund”) returned 14.99%, underperforming the MSCI World Index (the “Benchmark”) return of 18.96%. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 8.05%.

Positive and Negative Contributors to Performance

The Fund’s allocation at the end of the period was 62% U.S. and 38% international. From a country perspective, the U.S. was the largest contributor to performance with a total return of 12.38%. Taiwan (5.25% of total net assets) was the second largest contributor with a total return of 43.53%. Sweden (0.49% of total net assets) and Hong Kong (0.22% of total net assets) were the only negative contributing countries, with total returns of -15.17% and -12.31% during the period, respectively.

The leading positive stock contributors to performance included Gap Inc. (1.50% of total net assets), Williams-Sonoma Inc. (1.31% of total net assets), and Taiwan Semiconductor Manufacturing Co. (1.99% of total net assets). Total return for these stocks was 102.94%, 88.06%, and 65.24% during the period, respectively. Leading negative stock contributors to performance were Advance Auto Parts Inc. (0.17% of total net assets), C.H. Robinson Worldwide (0.87% of total net assets), and Archer-Daniels-Midland (1.01% of total net assets). Total return for these stocks was -43.08%, -20.68%, and -26.49% for the period, respectively.

Relative to the benchmark, performance was negatively impacted from relative underweights in NVIDIA, Amazon.com, and Meta which rose 211.47%, 65.96%, and 79.19% during the period. These stocks were excluded from the Fund because their dividend yields failed to meet longstanding minimum criteria for the strategy.

For the year ended April 30, 2024, the Fund’s values-based investment policies had a positive impact on performance relative to the Benchmark. For example, the Steward Screening Criteria restricted Pfizer Inc. and Bristol-Myers Squibb from purchase in the Fund due to the companies’ Embryonic Stem Cell Research. Total return during the period for these stocks was -30.67% and -31.36%, respectively. Not owning these underperforming stocks positively impacted Fund performance.

Looking Ahead

The global economic expansion is gradually improving, driven by the resilience of the U.S. economy and strong global corporate profits. This progress, along with relatively easy monetary policy, has propelled domestic and global equity benchmarks to record highs. However, global financial markets are still heavily influenced by fluctuations in Fed rate expectations. U.S. final demand and labor market conditions remain solid, showing little sign of fundamental weakening. Investors should anticipate that persistent underlying inflation will become more challenging as the year progresses. As the economy grows beyond its long-run potential rate and equity prices reach new peaks, our investment strategy will remain grounded in companies with strong, resilient balance sheets that support rising dividends, favorable earnings growth, and robust cash flow.

Principal Investment Strategy

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Portfolio Management: Brent Lium, CFA, Managing Director, and Rob Botard, CFA, Managing Director

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the total return for the Steward International Enhanced Index Fund (the “Fund”) was 13.28%. When compared against the 17.23% total return of the S&P International 700 ADR Index (the “Benchmark”), the Fund underperformed by 395 basis points. The Fund’s dual market strategy – which allocates to both non-U.S. developed market (“DM”) ADR securities and to emerging market (“EM”) ADR securities – remained unchanged throughout the year at 85% non-U.S. DM and 15% EM. These allocation weights continue to represent our neutral outlook between non-U.S. DM and EM going forward.

Positive and Negative Contributors to Performance

From a country perspective, Taiwan (10.06% of total net assets) was the largest positive contributor to performance with a total return of 54.08% over the period, driven by Taiwan Semiconductor Manufacturing Co. (8.49% of total net assets) which was the leading positive stock contributor to performance, rising 65.24%. Netherlands (4.87% of total net assets) was the second largest positive contributor to performance with a total return of 37.15%, led by ASML Holding NV (3.74% of total net assets), which rose

38.33%.

Hong Kong (7.61% of total net assets) was the largest negative contributor to performance with a total return of -9.23% over the period, driven by Alibaba Group Holdings (3.64% of total net assets) which was the leading negative stock contributor to performance, declining 10.44%. Denmark-based company Genmab (0.58% of total net assets) was the second largest negative contributor to performance as the stock’s total return over the period was -32.48%.

The Fund’s values-based investment policies impact performance relative to the Benchmark. For the year ended April 30, 2024, the companies included in the Fund’s values-based screens represented an average of 22.05% of the Benchmark’s market capitalization. Not owning these screened-out companies had a slightly negative net impact on the Fund’s performance relative to the Benchmark. Excluding stocks such as Diageo and British American Tobacco, based on Alcohol and Tobacco restrictions, respectively, benefitted the Fund as the stocks were down 23.64% and 12.89%, respectively. The positive effect of these were offset by stocks restricted based on stem cell research and abortion-related activities, such as Novo Nordisk, Brookfield Corporation, and GlaxoSmithKline, which increased 54.90%, 24.62%, and 19.59%, respectively.

Looking Ahead

Developed markets in Europe and Asia-Pacific are anticipated to see moderate growth driven by resilient consumer spending, stabilizing inflation rates, and accommodative monetary policies. Geopolitical tensions and the potential for regulatory shifts remain key risks. In contrast, emerging markets are poised for robust growth, fueled by strong domestic demand, technological advancements, and significant infrastructure investments. However, they present higher volatility risks due to political dynamics and currency fluctuations. Conflicts around the globe, such as in the Middle East and Ukraine, further compound the uncertainty. We continue to monitor the global macro situation to ensure the DM vs. EM allocation remains consistent with our global outlook going forward.

Principal Investment Strategy

The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of DM companies and of EM companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in EM countries.

STEWARD LARGE CAP CORE FUND

Portfolio Management: Robert C. Doll, CFA, Chief Executive Officer and Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Large Cap Core Fund (the “Fund”) returned 21.92%, underperforming the benchmark Russell 1000 Index return of 22.82% by 90 basis points.

Positive and Negative Contributors to Performance

The largest positive contributors to performance were our overweight in information technology (+63 basis points) and underweight in utilities (+60 basis points). This was partially offset by our underweight in communication services (-55 basis points). Stock selection was positive in healthcare (+65 basis points), financials (+56 basis points) and real estate (+56 basis points). This was more than offset by negative stock selection in industrials (-146 basis points) and information technology (-130 basis points). Best stocks were Williams Sonoma (+82 basis points) and Jabil (+56 basis points). Biggest detractors were our underweights in Nvidia (-122 basis points) and Humana (-86 basis points).

Current Positioning

Given our cautious view, we continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles and strong earnings predictability and persistence. Our largest overweights are consumer discretionary and technology. Our largest underweights are consumer staples, healthcare and energy. Our largest factor bets are pro-profitability and anti-size.

Looking Ahead

The key economic question for 2024 is whether central banks can continue the “landing of the plane” (soft landing) without a crash (recession). The consensus view of 2024 is a “Goldilocks” environment of not too hot and not too cold. Expectations include a soft economic landing, a continued decline in inflation towards targets, and double-digit earnings growth. We think that fairy tale is unlikely, meaning either 1) the economy weakens enough for a bumpy ride (perhaps a recession) and earnings fall short (most likely), or 2) the economy remains strong enough to support double-digit earnings growth at the risk of little progress on inflation and Fed rate cuts.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in the securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Index. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for ranking companies using values-based characteristics.

STEWARD LARGE CAP GROWTH FUND

Portfolio Management: Robert C. Doll, CFA, Chief Executive Officer and Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Large Cap Growth Fund (the “Fund”) returned 30.15%, underperforming the benchmark Russell 1000 Growth Index return of 31.80% by 165 basis points.

Positive and Negative Contributors to Performance

Performance was aided by stock selection in real estate (+107 basis points) and healthcare (+66 basis points). This was offset by poor stock selection in industrials (-145 basis points) and information technology (-74 basis points). In addition, our underweight in consumer staples (+142 basis points) aided performance. This was offset by our overweight in real estate (-185 basis points) and our underweight in communication services (-68 basis points).

Current Positioning

Given our cautious view, we continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles and strong earnings predictability and persistence. Our largest overweight is real estate. Our largest underweight is communication services. The largest factor bets are pro-management quality and anti-size.

Looking Ahead

The key economic question for 2024 is whether central banks can continue the “landing of the plane” (soft landing) without a crash (recession). The consensus view of 2024 is a “Goldilocks” environment of not too hot and not too cold. Expectations include a soft economic landing, a continued decline in inflation towards targets, and double-digit earnings growth. We think that fairy tale is unlikely, meaning either 1) the economy weakens enough for a bumpy ride (perhaps a recession) and earnings fall short (most likely), or 2) the economy remains strong enough to support double-digit earnings growth at the risk of little progress on inflation and Fed rate cuts.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Growth Index. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase. The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for ranking companies using values-based characteristics.

STEWARD LARGE CAP VALUE FUND

Portfolio Management: Robert C. Doll, CFA, Chief Executive Officer and Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Large Cap Value Fund (the “Fund”) returned 19.50%, outperforming the benchmark Russell 1000 Value Index return of 13.42% by 608 basis points.

Positive and Negative Contributors to Performance

The Fund’s strong performance came from stock selection (+475 basis points) in healthcare (+157 basis points), information technology (+144 basis points), energy (+118 basis points), real estate (+116 basis points) and consumer discretionary (+110 basis points). This was partially offset by poor stock selection in industrials (-185 basis points). Sector weightings were also strong (+195 basis points) including financials (+72 basis points), healthcare (+70 basis points), utilities (+70 basis points) and information technology (+62 basis points).

Current Positioning

Given our cautious view, we continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles and strong earnings predictability and persistence. Our largest overweights are financials and consumer discretionary; our largest underweights are healthcare, utilities and industrials. Our largest factor bets are pro-management quality, profitability and earnings yield.

Looking Ahead

The key economic question for 2024 is whether central banks can continue the “landing of the plane” (soft landing) without a crash (recession). The consensus view of 2024 is a “Goldilocks” environment of not too hot and not too cold. Expectations include a soft economic landing, a continued decline in inflation towards targets, and double-digit earnings growth. We think that fairy tale is unlikely, meaning either 1) the economy weakens enough for a bumpy ride (perhaps a recession) and earnings fall short (most likely), or 2) the economy remains strong enough to support double-digit earnings growth at the risk of little progress on inflation and Fed rate cuts.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Value Index. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase. The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for ranking companies using values-based characteristics.

STEWARD SELECT BOND FUND

Portfolio Management: Victoria L. Fernandez, CFA, Chief Market Strategist

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Select Bond Fund (the “Fund”) outperformed the Bloomberg U.S. Government/Credit Bond Index (the “Benchmark”) by 153 basis points, returning 0.22% and -1.31%, respectively.

Positive and Negative Contributors to Performance

During the fiscal year that concluded on April 30, 2024, the markets struggled with what the expected path of interest rates would look like. At the beginning of the 12-month period, the US 10yr Treasury note was around a 3.30% as the Fed continued to hike rates in an effort to thwart higher inflation and contain demand as a strong labor market pushed labor costs higher. Combining inflation concerns with increased Treasury issuance in order to help fund the deficit took US 10yr Treasury yields up to a close of 4.99% on October 19, 2023. This was the high level for the 12-month time period and as we moved into 2024, yields stabilized into a more sustained trading range around 4.40-4.75% as rate cut expectations were priced into yield outlooks. The volatility in yields fed into our investment process with a decision to maintain a shorter duration and decrease our exposure to interest rate volatility.

For the Fund, the duration positioning was the largest positive contributor to outperformance as compared to the Benchmark for the time period. The shorter duration during the move higher in rates helped buffer the market value shifts seen in fixed income securities. In addition, our overweight to the investment-grade corporate allocation was another positive contributor to outperformance. Corporate spreads continued to tighten as overall earnings surprised to the upside during the time period providing the market with the belief that revenues and earnings would continue to uphold market valuations. We did not hold as large of an allocation in short-term Treasury notes as the Benchmark which saw very large yield shifts with coupons moving higher. That provided a stronger income flow from the Treasury allocation for the Benchmark than the Fund.

Looking Ahead

Once the US 10yr Treasury hit the 4.99% level, we anticipated that this level may be the high water mark for the cycle and began to shift our duration positioning from being short to being closer to neutral positioning as compared to the Benchmark, although still slightly short as rate volatility was still expected. We continue to execute on this shift in positioning. The markets are expecting, and have accordingly priced in, 1-2 rate cuts in 2024. This expectation could change as inflation appears to be more sticky than was anticipated, especially in the services sector, which would once again bring volatility to the fixed income markets. We continue to follow our investment process, updating our outlook as data changes which feeds into our decision-making relating to duration targets, yield-curve expectations, sector selection, and security selection.

Principal Investment Strategy

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments.

STEWARD SMALL CAP GROWTH FUND

Portfolio Management: Brent Lium, CFA, Managing Director

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Small Cap Growth Fund (the “Fund”) returned 10.51%. For comparison purposes, the return for the Russell 2000 Growth Index for the same period was 12.39%.

Positive and Negative Contributors to Performance

While there were several macro factors affecting the market, like sticky inflation, international conflicts, increasing fiscal deficit and debt, strengthening U.S. dollar, and higher commodity prices, the overwhelming factor was the Fed’s “higher for longer” interest rate policy. At the end of 2023, the markets were anticipating as many as seven rate cuts in 2024. Today that is closer to one or even zero rate cuts.

Negative contributors to relative performance included Iridium Communicatoins Inc. (“Iridium”), down -53.61%, and Chegg Inc. (“Chegg”), down -50.89%. Iridium, a satellite communications company, had been a strong performer for years with their steadily growing user base. The market was surprised and disappointed when a competitor won a large contract with Apple to provide backup satellite communication direct to phones. We exited the position as we think Iridium’s base business will be pressured as cellular phones with satellite connection will take market share from dedicated satellite communication devices. Chegg is a providor of text books and a subscription based education and learning platform for high school and college students. Their subscription business has come under pressure with the rise of Chat GPT and other AI/chatbot services. While fundamentals have not deterioted nearly as fast as the stock price, the market is essentially anticipating Chegg to go out of business. We exited the position early in the time period.

Super Micro Computer Inc. (“Super Micro”), up 222.70%, Vistra Corp. (“Vistra”), up 196.40%, and RxSight Inc. (“RxSight”), up 76.59%, were our top positive contributors. Super Micro provides equipment for data centers, primarily cooling systems for high end chips including NVIDIA AI chips. They experienced the same explosive growth that NVIDIA did, guiding for revenue to grow more than 100%. Vistra is a primarily Texas based independent power producer that had multiple factors come together during the time period to have strong performance. They hired a new CEO a few years ago that focused the company on improving operations, paying down debt, and repurchasing shares. The market really took notice during the time period, rewarding Vistra with a more appropriate multiple. In addition, they became a derivative data center play with Texas’s relative cheaper power prices. We exited Vistra as its valuation became quite full and its market cap significantly exceeded our small cap mandate. RxSight makes an intraocular lens for cataract surgery that is adjustable post surgery. They are taking share and growing the market for high end cataract replacement lenses, experiencing over 100% revenue growth in 2023. We continue to hold RxSight anticipating years of growth ahead.

Looking Ahead

Economic data continues to be better than expected given the rapid rise in interest rates over the last 18 months or so. We currently appear to be on the glide path for the “soft landing”. While the number of interest rate cuts and timing continue to be pushed out, the next move from the Fed appears to be a rate cut. We will continue to focus on investing companies with visible growth, strong business models, and strong balance sheets as we believe they will be able to outperform over the long term.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of small-cap growth securities, subject to the limitations of the Fund’s value-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small-cap companies. The Fund’s benchmark is the Russell 2000 Growth Index. The Fund invests primarily in equity securities. The Fund may also invest in other investment companies and up to 15% of its net assets in real estate investment trusts. The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth.

The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis. Portfolio management considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock are viewed in the market as no longer attractive. Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. When making investment decisions, portfolio management will also consider a company’s values-based characteristics.

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

Portfolio Management: Brent Lium, CFA, Managing Director, and Rob Botard, CFA, Managing Director

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the Steward Values-Focused Large Cap Enhanced Index Fund (the “Fund”) returned 21.44%. For comparison purposes, the return for the S&P 500 Index (the “Benchmark”) for the same period was 22.66%.

Positive and Negative Contributors to Performance

The Fund implements a strategy to upweight companies that rank at the top of its values-focused composite rankings. At fiscal year end, the Fund screened out 6.9% of the Benchmark weight; therefore the Fund upweighted 69 companies by 10 basis points each. That is a decrease of 24 companies from a year ago.

Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the year ended April 30, 2024, the values-based screening policies had a positive performance impact on the Fund, adding 159 basis points. Not owning companies such as Pfizer, Inc. (embryonic stem cell research), down 30.67%, Johnson & Johnson (embryonic stem cell research), down 8.97%, and UnitedHealth Group, Inc. (abortion), down 0.19%, added 99 basis points to performance. Conversely, not owning companies such as Leidos Holdings, Inc. (embryonic stem cell research), up 52.56%, GE Aerospace (embryonic stem cell research), up 106.84%, and Viatris, Inc. (embryonic stem cell research), up 29.87%, negatively impacted performance by 25 basis points.

Looking Ahead

Economic data has remained generally stronger than expected giving credence to the narrative that the Fed will guide the economy into a soft landing. The market responded with strong performance over the referenced time period. Future returns will be dependent on the continued strength of the economy without being too strong to trigger more inflation. Inflation has definitely slowed, but remains stubbornly above the Fed’s target.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices.

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

Portfolio Management: Brent Lium, CFA, Managing Director, and Rob Botard, CFA, Managing Director

Fund and Market Performance (Unaudited)

(Institutional Class Shares)

For the fiscal year ended April 30, 2024, the total return for the Steward Values-Focused Small-Mid Cap Enhanced Index Fund (the “Fund”) was 14.96%. When compared against the 15.51% total return of the S&P 1000 Index (the “Benchmark”), the Fund underperformed by 55 basis points.

Positive and Negative Contributors to Performance

The Fund implements a strategy to upweight companies that rank at the top of its values-focused composite rankings. At fiscal year end, the Fund screened out 3.2% of the Benchmark weight; therefore the Fund upweighted 32 companies by 10 basis points each. That is a decrease of 4 companies from a year ago.

Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the year ended April 30, 2024, the values-based screening policies had a slight positive performance impact on the Fund, adding 20 basis points. Not owning companies such as Medical Properties Trust, Inc. (abortion), down 40.87%, PENN Entertainment Inc. (gambling), down 44.48%, and Churchill Downs Inc. (gambling), down 11.51%, added 27 basis points to performance. Conversely, not owning companies such as Tenet Healthcare Corp. (abortion), up 53.15%, Texas Roadhouse, Inc. (alcohol), up 48.16%, and Casey’s General Stores, Inc. (alcohol, tobacco), up 40.53%, negatively impacted performance by 23 basis points.

Looking Ahead

Hopefully the economic data can continue to be in the near goldilocks range of not too strong and not too weak. Inflation is cooling but remains above the Fed’s target. GDP is slowing but remains strong. Employment is weaker but still strong in absolute terms. Small and mid caps continue to lag their the large cap peers. As conviction in the soft landing grows, perhaps the small and mid caps can catch up to the returns from the last couple years of the large caps.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and responsible governance practices.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Covered Call Income Fund*, the S&P 500 Index**, and the Cboe S&P 500 BuyWrite Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Since Inception****	Expense Ratio‡
Steward Covered Call Income Fund — Institutional Class	15.79%	8.96%	8.34%	1.00%
S&P 500 Index	22.66%	13.19%	12.50%	N/A
Cboe S&P 500 BuyWrite Index	9.12%	5.31%	4.74%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***

The Cboe S&P 500 BuyWrite Index (‘‘BXM’’) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S&P 500 stock index portfolio and ‘‘writing’’ (or selling) the near-term S&P 500 Index ‘‘covered’’ call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

****	Effective date of registration and commencement of operations are the same: December 14, 2017.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Equity Market Neutral Fund* and the ICE BofA 3 Month U.S. Treasury Bill Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Since Inception***	Expense Ratio‡
Steward Equity Market Neutral Fund — Institutional Class	10.64%	9.01%	2.18%
ICE BofA 3 Month U.S. Treasury Bill Index	5.39%	3.36%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Equity Market Neutral Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***	Effective date of registration and commencement of operations are the same: November 15, 2021.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Global Equity Income Fund*, the MSCI World Index**, the S&P Global 1200 Index*** and the MSCI World High Dividend Yield Index.**** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund — Institutional Class	14.99%^	8.34%	8.68%	1.02%
MSCI World Index	18.96%	11.00%	9.45%	N/A
S&P Global 1200 Index	18.50%	10.82%	9.39%	N/A
MSCI World High Dividend Yield Index	8.05%	6.27%	5.49%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,465 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***

The S&P Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

****

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World High Dividend Yield Index is the Fund’s secondary index. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

The primary broad-based securities market index for Steward Global Equity Income Fund has changed from the S&P Global 1200 Index to the MSCI World Index. Fund management believes the MSCI World Index represents the overall equity markets in which the Fund invests. The Fund’s secondary securities market index, the MSCI World High Dividend Yield Index, has not changed.

^

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the financial highlights.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward International Enhanced Index Fund* and the S&P International 700 ADR Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund — Institutional Class	13.28%	5.50%	3.67%	0.78%
S&P International 700 ADR Index	17.23%	8.15%	4.95%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

Prior to December 1, 2023, S&P International 700 ADR Index was referred to as S&P Global 1200 ADR Index. The S&P International 700 ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P International 700 ADR Index. The index is made up of those companies from the S&P International 700 ADR Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Core Fund* and the Russell 1000 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Core Fund — Institutional Class	21.92%	2.39%	0.75%
Russell 1000 Index	22.82%	3.60%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Core Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**

The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***	Effective date of registration and commencement of operations are the same: November 15, 2021.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Growth Fund* and the Russell 1000 Growth Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Growth Fund — Institutional Class	30.15%	3.24%	0.75%
Russell 1000 Growth Index	31.80%	3.52%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***	Effective date of registration and commencement of operations are the same: November 15, 2021.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Value Fund* and Russell 1000 Value Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Value Fund — Institutional Class	19.50%	4.18%	0.75%
Russell 1000 Value Index	13.42%	3.40%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Value Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***	Effective date of registration and commencement of operations are the same: November 15, 2021.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Select Bond Fund* and the Bloomberg U.S. Government/Credit Bond Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund — Institutional Class	0.22%	-0.42%	0.72%	0.74%
Bloomberg U.S. Government/Credit Bond Index	-1.31%	0.13%	1.37%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

The Bloomberg U.S. Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Small Cap Growth Fund* and the Russell 2000 Growth Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Since Inception***	Expense Ratio‡
Steward Small Cap Growth Fund — Institutional Class	10.51%	-10.70%	1.00%
Russell 2000 Growth Index	12.39%	-8.83%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

***	Effective date of registration and commencement of operations are the same: November 15, 2021.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Values-Focused Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Large Cap Enhanced Index Fund — Institutional Class	21.44%	11.52%	10.68%	0.61%
S&P 500 Index	22.66%	13.19%	12.41%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

**

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2024

	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Small-Mid Cap Enhanced Index Fund — Institutional Class	14.96%	7.78%	7.98%	0.65%
S&P 1000 Index	15.51%	8.75%	9.18%	N/A

*

The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

**

The S&P 1000 Index is a capitalization-weighted index combining the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.

‡ See the August 28, 2023 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*

Semiconductors & Semiconductor Equipment	10.9%

Software	8.6

Interactive Media & Services	7.3

Financial Services	6.1

Technology Hardware, Storage & Peripherals	4.8

Broadline Retail	4.3

Banks	4.1

Oil, Gas & Consumable Fuels	3.7

Capital Markets	3.3

Beverages	3.1

Electric Utilities	3.1

Consumer Staples Distribution & Retail	2.9

Hotels, Restaurants & Leisure	2.7

Aerospace & Defense	2.7

Specialty Retail	2.6

Household Products	2.3

Pharmaceuticals	2.1

Health Care Equipment & Supplies	2.1

Chemicals	2.0

Automobiles	1.9

IT Services	1.7

Machinery	1.6

Industry Diversification	Percent*

Insurance	1.6%

Industrial Conglomerates	1.6

Biotechnology	1.4

Air Freight & Logistics	1.4

Entertainment	1.3

Consumer Finance	1.3

Communications Equipment	1.1

Life Sciences Tools & Services	1.1

Diversified Telecommunication Services	1.1

Food Products	1.0

Ground Transportation	1.0

Media	0.9

Retail Real Estate Investment Trusts	0.8

Wireless Telecommunication Services	0.8

Electrical Equipment	0.6

Specialized Real Estate Investment Trusts	0.6

Textiles, Apparel & Luxury Goods	0.6

Money Market Fund	0.5

Health Care Providers & Services	0.4

Total Investments	103.0%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

	Shares	Value

COMMON STOCKS - 102.5%

AEROSPACE & DEFENSE - 2.7%

Boeing Co. (The)(a)	1,900	$318,896

General Dynamics Corp.	2,400	689,016

Lockheed Martin Corp.	1,300	604,409

RTX Corp.	5,199	527,802

		2,140,123

AIR FREIGHT & LOGISTICS - 1.4%

FedEx Corp.	1,400	366,492

United Parcel Service, Inc., Class B	4,800	707,904

		1,074,396

AUTOMOBILES - 1.9%

Ford Motor Co.	13,600	165,240

General Motors Co.	3,700	164,761

Tesla, Inc.(a)	6,500	1,191,320

		1,521,321

BANKS - 4.1%

Bank of America Corp.	18,200	673,582

Citigroup, Inc.	4,900	300,517

JPMorgan Chase & Co.	6,700	1,284,658

U.S. Bancorp	10,700	434,741

Wells Fargo & Co.	9,100	539,812

		3,233,310

BEVERAGES - 3.1%

Coca-Cola Co. (The)	22,500	1,389,825

PepsiCo, Inc.	6,100	1,073,051

		2,462,876

BIOTECHNOLOGY - 1.4%

Amgen, Inc.	2,200	602,668

Gilead Sciences, Inc.	7,300	475,960

		1,078,628

BROADLINE RETAIL - 4.3%

Amazon.com, Inc.(a)	19,300	3,377,500

CAPITAL MARKETS - 3.3%

Bank of New York Mellon Corp. (The)	7,100	401,079

BlackRock, Inc.	900	679,176

Charles Schwab Corp. (The)	5,000	369,750

Goldman Sachs Group, Inc. (The)	1,400	597,394

Morgan Stanley	6,100	554,124

		2,601,523

CHEMICALS - 2.0%

Dow, Inc.	10,400	591,760

Linde PLC	2,200	970,112

		1,561,872

	Shares	Value

COMMUNICATIONS EQUIPMENT - 1.1%

Cisco Systems, Inc.	19,100	$897,318

CONSUMER FINANCE - 1.3%

American Express Co.	2,700	631,881

Capital One Financial Corp.	2,600	372,918

		1,004,799

CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.9%

Costco Wholesale Corp.	1,500	1,084,350

Target Corp.	1,900	305,862

Walmart, Inc.	15,600	925,860

		2,316,072

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%

AT&T, Inc.	19,900	336,111

Verizon Communications, Inc.	12,700	501,523

		837,634

ELECTRIC UTILITIES - 3.1%

Duke Energy Corp.	8,300	815,558

NextEra Energy, Inc.	8,400	562,548

Southern Co. (The)	14,200	1,043,700

		2,421,806

ELECTRICAL EQUIPMENT - 0.6%

Emerson Electric Co.	4,600	495,788

ENTERTAINMENT - 1.3%

Netflix, Inc.(a)	900	495,576

Walt Disney Co. (The)	5,200	577,720

		1,073,296

FINANCIAL SERVICES - 6.1%

Berkshire Hathaway, Inc., Class B(a)	4,800	1,904,304

Mastercard, Inc., Class A	2,700	1,218,240

PayPal Holdings, Inc.(a)	5,500	373,560

Visa, Inc., Class A	4,900	1,316,189

		4,812,293

FOOD PRODUCTS - 1.0%

Kraft Heinz Co. (The)	2,300	88,803

Mondelez International, Inc., Class A	9,800	705,012

		793,815

GROUND TRANSPORTATION - 1.0%

Union Pacific Corp.	3,200	758,912

HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%

Abbott Laboratories	8,500	900,745

Medtronic PLC	8,100	649,944

Solventum Corp.(a)	1,200	78,012

		1,628,701

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

	Shares	Value

HEALTH CARE PROVIDERS & SERVICES - 0.4%

CVS Health Corp.	4,900	$331,779

HOTELS, RESTAURANTS & LEISURE - 2.7%

Booking Holdings, Inc.	200	690,406

McDonald’s Corp.	3,600	982,944

Starbucks Corp.	5,600	495,544

		2,168,894

HOUSEHOLD PRODUCTS - 2.3%

Colgate-Palmolive Co.	5,900	542,328

Procter & Gamble Co. (The)	7,800	1,272,960

		1,815,288

INDUSTRIAL CONGLOMERATES - 1.6%

3M Co.	4,600	443,946

Honeywell International, Inc.	4,100	790,193

		1,234,139

INSURANCE - 1.6%

American International Group, Inc.	7,800	587,418

MetLife, Inc.	9,600	682,368

		1,269,786

INTERACTIVE MEDIA & SERVICES - 7.3%

Alphabet, Inc., Class A(a)	12,800	2,083,584

Alphabet, Inc., Class C†(a)	10,100	1,662,864

Meta Platforms, Inc., Class A	4,600	1,978,782

		5,725,230

IT SERVICES - 1.7%

Accenture PLC, Class A	2,600	782,366

International Business Machines Corp.	3,400	565,080

		1,347,446

LIFE SCIENCES TOOLS & SERVICES - 1.1%

Danaher Corp.	3,400	838,508

MACHINERY - 1.6%

Caterpillar, Inc.	2,300	769,511

Deere & Co.	1,300	508,833

		1,278,344

MEDIA - 0.9%

Charter Communications, Inc., Class A(a)	900	230,346

Comcast Corp., Class A	13,200	503,052

		733,398

OIL, GAS & CONSUMABLE FUELS - 3.7%

Chevron Corp.	5,200	838,604

ConocoPhillips	6,000	753,720

Exxon Mobil Corp.	11,100	1,312,797

		2,905,121

PHARMACEUTICALS - 2.1%

Eli Lilly & Co.	2,100	1,640,310

	Shares	Value

RETAIL REAL ESTATE INVESTMENT TRUSTS - 0.8%

Simon Property Group, Inc.	4,700	$660,491

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.9%

Advanced Micro Devices, Inc.(a)	5,300	839,414

Broadcom, Inc.	1,300	1,690,351

Intel Corp.	11,600	353,452

NVIDIA Corp.	4,600	3,974,492

QUALCOMM, Inc.	4,200	696,570

Texas Instruments, Inc.	5,800	1,023,236

		8,577,515

SOFTWARE - 8.6%

Adobe, Inc.(a)	1,600	740,528

Intuit, Inc.	1,500	938,430

Microsoft Corp.	9,200	3,581,836

Oracle Corp.	5,600	637,000

Salesforce, Inc.	3,200	860,608

		6,758,402

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 0.6%

American Tower Corp.	2,800	480,368

SPECIALTY RETAIL - 2.6%

Home Depot, Inc. (The)	3,600	1,203,192

Lowe’s Cos., Inc.	3,600	820,764

		2,023,956

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.8%

Apple, Inc.	22,200	3,781,326

TEXTILES, APPAREL & LUXURY GOODS - 0.6%

NIKE, Inc., Class B	5,100	470,526

WIRELESS TELECOMMUNICATION SERVICES - 0.8%

T-Mobile U.S., Inc.	3,900	640,263

TOTAL COMMON STOCKS (COST $77,969,205)		80,773,073

MONEY MARKET FUND - 0.5%
Northern Institutional Treasury Portfolio (Premier Class), 5.14%(b)	382,058	382,058

TOTAL MONEY MARKET FUND (COST $382,058)		382,058

TOTAL INVESTMENTS (COST $78,351,263) - 103.0%		81,155,131

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

Value

WRITTEN CALL OPTIONS - (2.7)% (PREMIUMS RECEIVED ($1,606,775))	$(2,129,842)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(196,889)

NET ASSETS - 100.0%	$78,828,400

Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.

(a)	Represents non-income producing security.

(b)	7-day current yield as of April 30, 2024 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2024 were as follows:

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	45	$(450,000)	$100.00	6/21/24	$(63,000)
Abbott Laboratories	Call	85	(977,500)	115.00	8/16/24	(13,855)
Accenture PLC, Class A	Call	25	(825,000)	330.00	8/16/24	(14,250)
Adobe, Inc.	Call	15	(750,000)	500.00	5/17/24	(2,685)
Advanced Micro Devices, Inc.	Call	40	(680,000)	170.00	5/17/24	(17,800)
Alphabet, Inc., Class A	Call	90	(1,305,000)	145.00	5/17/24	(184,050)
Amazon.com, Inc.	Call	175	(3,150,000)	180.00	5/17/24	(119,000)
American Express Co.	Call	25	(625,000)	250.00	7/19/24	(12,050)
American International Group, Inc.	Call	70	(490,000)	70.00	5/17/24	(43,400)
American Tower Corp.	Call	25	(487,500)	195.00	7/19/24	(2,950)
Amgen, Inc.	Call	20	(570,000)	285.00	6/21/24	(13,350)
Apple, Inc.	Call	200	(3,600,000)	180.00	6/21/24	(68,000)
AT&T, Inc.	Call	170	(289,000)	17.00	7/19/24	(10,540)
Bank of America Corp.	Call	155	(558,000)	36.00	6/21/24	(29,372)
Bank of New York Mellon Corp. (The)	Call	60	(360,000)	60.00	7/19/24	(6,900)
Berkshire Hathaway, Inc., Class B	Call	35	(1,435,000)	410.00	5/17/24	(6,650)
BlackRock, Inc.	Call	7	(560,000)	800.00	6/21/24	(5,180)
Boeing Co. (The)	Call	15	(277,500)	185.00	6/21/24	(3,435)
Booking Holdings, Inc.	Call	1	(360,000)	3,600.00	5/17/24	(5,705)
Broadcom, Inc.	Call	8	(1,120,000)	1,400.00	6/21/24	(33,112)
Capital One Financial Corp.	Call	20	(300,000)	150.00	6/21/24	(6,600)
Caterpillar, Inc.	Call	15	(510,000)	340.00	5/17/24	(8,813)
Charles Schwab Corp. (The)	Call	45	(360,000)	80.00	7/19/24	(6,795)
Charter Communications, Inc., Class A	Call	6	(168,000)	280.00	6/21/24	(3,660)
Chevron Corp.	Call	50	(825,000)	165.00	7/19/24	(21,750)
Cisco Systems, Inc.	Call	175	(875,000)	50.00	6/21/24	(12,600)
Citigroup, Inc.	Call	40	(240,000)	60.00	7/19/24	(15,280)
Coca-Cola Co. (The)	Call	210	(1,260,000)	60.00	6/21/24	(52,185)
Colgate-Palmolive Co.	Call	50	(450,000)	90.00	6/21/24	(17,500)
Comcast Corp., Class A	Call	115	(488,750)	42.50	7/19/24	(3,565)
ConocoPhillips	Call	55	(660,000)	120.00	5/17/24	(38,280)
Costco Wholesale Corp.	Call	10	(745,000)	745.00	5/17/24	(4,825)
CVS Health Corp.	Call	40	(290,000)	72.50	8/16/24	(8,520)
Danaher Corp.	Call	30	(780,000)	260.00	6/21/24	(9,150)
Deere & Co.	Call	10	(380,000)	380.00	5/17/24	(18,400)
Dow, Inc.	Call	90	(517,500)	57.50	5/17/24	(7,920)
Duke Energy Corp.	Call	80	(760,000)	95.00	6/21/24	(35,520)
Eli Lilly & Co.	Call	15	(1,200,000)	800.00	6/21/24	(38,775)
Emerson Electric Co.	Call	30	(330,000)	110.00	6/21/24	(8,970)
Exxon Mobil Corp.	Call	100	(1,100,000)	110.00	6/21/24	(91,250)
FedEx Corp.	Call	14	(392,000)	280.00	7/19/24	(8,260)
Ford Motor Co.	Call	105	(134,610)	12.82	6/21/24	(2,835)
General Dynamics Corp.	Call	20	(540,000)	270.00	5/17/24	(36,500)
General Motors Co.	Call	30	(129,000)	43.00	7/19/24	(9,750)
Gilead Sciences, Inc.	Call	70	(507,500)	72.50	8/16/24	(5,670)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Goldman Sachs Group, Inc. (The)	Call	10	$(415,000)	$415.00	5/17/24	$(16,150)
Home Depot, Inc. (The)	Call	25	(875,000)	350.00	5/17/24	(6,988)
Honeywell International, Inc.	Call	35	(700,000)	200.00	6/21/24	(6,913)
Intel Corp.	Call	100	(340,000)	34.00	7/19/24	(7,900)
International Business Machines Corp.	Call	25	(437,500)	175.00	7/19/24	(6,800)
Intuit, Inc.	Call	10	(640,000)	640.00	5/17/24	(10,650)
JPMorgan Chase & Co.	Call	60	(1,170,000)	195.00	6/21/24	(28,200)
Kraft Heinz Co. (The)	Call	20	(70,000)	35.00	6/21/24	(7,800)
Linde PLC	Call	20	(940,000)	470.00	7/19/24	(14,000)
Lockheed Martin Corp.	Call	10	(445,000)	445.00	6/21/24	(24,580)
Lowe’s Cos., Inc.	Call	30	(750,000)	250.00	7/19/24	(10,350)
Mastercard, Inc., Class A	Call	25	(1,212,500)	485.00	6/21/24	(8,500)
McDonald’s Corp.	Call	30	(870,000)	290.00	7/19/24	(6,660)
Medtronic PLC	Call	75	(637,500)	85.00	7/19/24	(9,112)
Meta Platforms, Inc., Class A	Call	40	(1,800,000)	450.00	5/17/24	(22,400)
MetLife, Inc.	Call	85	(595,000)	70.00	6/21/24	(25,925)
Microsoft Corp.	Call	90	(3,735,000)	415.00	6/21/24	(46,260)
Mondelez International, Inc., Class A	Call	95	(665,000)	70.00	6/21/24	(33,250)
Morgan Stanley	Call	55	(536,250)	97.50	6/21/24	(4,895)
Netflix, Inc.	Call	7	(423,500)	605.00	7/19/24	(11,952)
NextEra Energy, Inc.	Call	80	(480,000)	60.00	5/17/24	(52,800)
NIKE, Inc., Class B	Call	50	(500,000)	100.00	7/19/24	(11,250)
NVIDIA Corp.	Call	40	(3,600,000)	900.00	5/17/24	(92,000)
Oracle Corp.	Call	45	(562,500)	125.00	6/21/24	(9,225)
PayPal Holdings, Inc.	Call	45	(292,500)	65.00	5/17/24	(18,000)
PepsiCo, Inc.	Call	60	(1,050,000)	175.00	6/21/24	(27,300)
Procter & Gamble Co. (The)	Call	75	(1,162,500)	155.00	5/17/24	(63,300)
QUALCOMM, Inc.	Call	35	(630,000)	180.00	7/19/24	(18,287)
Raytheon Technologies Corp.	Call	45	(427,500)	95.00	5/17/24	(31,545)
Salesforce, Inc.	Call	25	(750,000)	300.00	7/19/24	(14,750)
Simon Property Group, Inc.	Call	45	(675,000)	150.00	7/19/24	(12,375)
Southern Co. (The)	Call	130	(910,000)	70.00	6/21/24	(60,190)
Starbucks Corp.	Call	50	(475,000)	95.00	7/19/24	(9,850)
Target Corp.	Call	12	(198,000)	165.00	6/21/24	(7,020)
Tesla, Inc.	Call	55	(962,500)	175.00	6/21/24	(103,400)
Texas Instruments, Inc.	Call	50	(875,000)	175.00	5/17/24	(19,375)
T-Mobile U.S., Inc.	Call	30	(495,000)	165.00	6/21/24	(9,450)
U.S. Bancorp	Call	90	(382,500)	42.50	7/19/24	(12,240)
Union Pacific Corp.	Call	25	(625,000)	250.00	8/16/24	(14,750)
United Parcel Service, Inc., Class B	Call	45	(675,000)	150.00	5/17/24	(6,503)
Verizon Communications, Inc.	Call	100	(420,000)	42.00	6/21/24	(3,100)
Visa, Inc., Class A	Call	45	(1,305,000)	290.00	7/19/24	(9,405)
Walmart, Inc.	Call	150	(900,000)	60.00	5/17/24	(15,300)
Walt Disney Co. (The)	Call	45	(562,500)	125.00	8/16/24	(11,835)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	85	$(446,250)	$52.50	5/17/24	$(58,650)

(Premiums received $ 1,606,775)						$(2,129,842)

*	Notional amount is expressed as the number of contracts multiplied by the exercise price multiplied by 100.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

The table below sets forth the diversification of the Steward Equity Market Neutral Fund investments by Industry.

Industry Diversification	Percent^*

Money Market Funds	13.6%

Capital Markets	5.0

Textiles, Apparel & Luxury Goods	5.0

Health Care Providers & Services	4.8

Software	3.7

Consumer Finance	3.1

IT Services	2.9

Specialized Real Estate Investment Trusts	2.6

Broadline Retail	1.8

Building Products	1.8

Trading Companies & Distributors	1.8

Technology Hardware, Storage & Peripherals	1.7

Machinery	1.4

Real Estate Management & Development	1.2

Specialty Retail	1.0

Office Real Estate Investment Trusts	0.9

Leisure Products	0.9

Air Freight & Logistics	0.9

Household Durables	0.9

Financial Services	0.9

Diversified Consumer Services	0.8

Electrical Equipment	0.8

Containers & Packaging	0.8

Consumer Staples Distribution & Retail	0.6

Oil, Gas & Consumable Fuels	0.6

Banks	0.4

Semiconductors & Semiconductor Equipment	0.2

Insurance	0.1

Automobiles	(0.2)

Electronic Equipment, Instruments & Components	(0.2)

Industry Diversification	Percent^*

Water Utilities	(0.2)%

Energy Equipment & Services	(0.7)

Communications Equipment	(0.7)

Food Products	(0.7)

Interactive Media & Services	(0.8)

Ground Transportation	(0.8)

Paper & Forest Products	(0.9)

Pharmaceuticals	(0.9)

Construction & Engineering	(0.9)

Independent Power and Renewable Electricity Producers	(1.0)

Multi-Utilities	(1.0)

Media	(1.0)

Professional Services	(1.0)

Commercial Services & Supplies	(1.3)

Health Care Technology	(1.4)

Life Sciences Tools & Services	(1.3)

Personal Care Products	(1.6)

Metals & Mining	(2.2)

Passenger Airlines	(2.3)

Chemicals	(2.4)

Beverages	(2.7)

Biotechnology	(3.1)

Entertainment	(3.2)

Hotels, Restaurants & Leisure	(4.3)

Electric Utilities	(4.9)

Aerospace & Defense	(4.9)

Health Care Equipment & Supplies	(5.0)

Total Investments	8.6%

^	Percentages indicated are net of Common Stocks and Common Stocks Sold Short.

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value

COMMON STOCKS - 84.2%

AIR FREIGHT & LOGISTICS - 0.9%

Expeditors International of Washington, Inc.(a)	6,700	$745,777

AUTOMOBILES - 0.8%

Harley-Davidson, Inc.	20,300	698,117

BANKS - 2.1%

Citizens Financial Group, Inc.	15,700	535,527

Fifth Third Bancorp(a)	19,900	725,554

JPMorgan Chase & Co.	500	95,870

KeyCorp	3,300	47,817

PNC Financial Services Group, Inc. (The)	2,600	398,476

		1,803,244

BIOTECHNOLOGY - 1.1%

Gilead Sciences, Inc.(a)	11,900	775,880

Incyte Corp.(a)(b)	2,800	145,740

		921,620

BROADLINE RETAIL - 1.8%

Kohl’s Corp.(a)	31,500	754,110

Macy’s, Inc.(a)	43,200	796,176

		1,550,286

BUILDING PRODUCTS - 1.8%

Armstrong World Industries, Inc.	6,700	769,696

Owens Corning(a)	4,600	773,766

		1,543,462

CAPITAL MARKETS - 6.8%

Affiliated Managers Group, Inc.(a)	1,200	187,320

Ameriprise Financial, Inc.(a)	1,800	741,222

Bank of New York Mellon Corp. (The)(a)	13,300	751,317

Cboe Global Markets, Inc.(a)	3,800	688,370

Janus Henderson Group PLC(a)	24,700	771,134

LPL Financial Holdings, Inc.(a)	3,000	807,390

Moody’s Corp.(a)	1,000	370,330

Northern Trust Corp.	1,200	98,868

S&P Global, Inc.(a)	1,700	706,911

XP, Inc., Class A(a)	29,300	599,771

		5,722,633

COMMUNICATIONS EQUIPMENT - 0.2%

F5, Inc.(a)(b)	1,000	165,310

CONSUMER FINANCE - 3.8%

American Express Co.(a)	3,600	842,508

	Shares	Value

Capital One Financial Corp.(a)	5,400	$774,522

Discover Financial Services(a)	6,500	823,745

Synchrony Financial(a)	17,800	782,844

		3,223,619

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.9%

Kroger Co. (The)(a)	14,100	780,858

Target Corp.(a)	4,900	788,802

		1,569,660

CONTAINERS & PACKAGING - 0.8%

Berry Global Group, Inc.(a)	11,200	634,368

DIVERSIFIED CONSUMER SERVICES - 1.7%

Grand Canyon Education, Inc.(a)(b)	4,700	611,094

H&R Block, Inc.(a)	17,200	812,356

		1,423,450

ELECTRICAL EQUIPMENT - 0.9%

Acuity Brands, Inc.(a)	3,100	769,730

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -0.8%

Vontier Corp.(a)	17,000	690,710

ENTERTAINMENT - 0.8%

Electronic Arts, Inc.(a)	5,000	634,100

FINANCIAL SERVICES - 3.6%

Fiserv, Inc.(a)(b)	2,000	305,340

Mastercard, Inc., Class A(a)	1,700	767,040

PayPal Holdings, Inc.(a)(b)	5,300	359,976

Visa, Inc., Class A(a)	2,900	778,969

Western Union Co. (The)(a)	59,200	795,648

		3,006,973

FOOD PRODUCTS - 0.8%

General Mills, Inc.(a)	9,000	634,140

GROUND TRANSPORTATION - 1.9%

Landstar System, Inc.(a)	4,400	767,404

Ryder System, Inc.(a)	6,700	816,395

		1,583,799

HEALTH CARE PROVIDERS & SERVICES - 6.2%

Cardinal Health, Inc.(a)	7,400	762,496

Cencora, Inc.(a)	3,400	812,770

Cigna Group (The)(a)	2,200	785,488

DaVita, Inc.(a)(b)	5,900	820,159

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value

Elevance Health, Inc.(a)	1,500	$792,870

Humana, Inc.(a)	1,500	453,135

McKesson Corp.(a)	1,500	805,815

		5,232,733

HOTELS, RESTAURANTS & LEISURE - 2.4%

Booking Holdings, Inc.(a)	200	690,406

Hilton Worldwide Holdings, Inc.(a)	3,100	611,568

Travel + Leisure Co.	17,200	748,888

		2,050,862

HOUSEHOLD DURABLES - 0.9%

TopBuild Corp.(a)(b)	1,800	728,406

INSURANCE - 3.0%
Hartford Financial Services Group, Inc. (The)(a)	8,000	775,120

MetLife, Inc.(a)	10,500	746,340

Primerica, Inc.(a)	800	169,488

Prudential Financial, Inc.(a)	1,400	154,672

Unum Group(a)	13,300	674,310

		2,519,930

IT SERVICES - 2.9%

Gartner, Inc.(a)(b)	1,600	660,144

GoDaddy, Inc., Class A(a)(b)	4,900	599,662

International Business Machines Corp.(a)	4,400	731,280

Okta, Inc.(b)	4,400	409,112

		2,400,198

LEISURE PRODUCTS - 0.9%

YETI Holdings, Inc.(a)(b)	21,000	750,120

LIFE SCIENCES TOOLS & SERVICES - 0.6%

Medpace Holdings, Inc.(a)(b)	1,200	466,020

MACHINERY - 2.0%

Cummins, Inc.(a)	400	112,996

Deere & Co.(a)	1,900	743,679

Ingersoll Rand, Inc.(a)	8,700	811,884

		1,668,559

METALS & MINING - 0.4%

Nucor Corp.(a)	2,100	353,913

OFFICE REAL ESTATE INVESTMENT TRUSTS - 0.9%

Kilroy Realty Corp.(a)	22,600	763,880

OIL, GAS & CONSUMABLE FUELS - 1.5%

Cheniere Energy, Inc.(a)	4,800	757,536

Phillips 66(a)	3,400	486,914

		1,244,450

	Shares	Value

PROFESSIONAL SERVICES - 1.4%

Broadridge Financial Solutions, Inc.(a)	1,700	$328,797

Genpact Ltd.	1,500	46,110

Robert Half, Inc.(a)	11,000	760,540

		1,135,447

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%

CBRE Group, Inc., Class A(a)(b)	8,900	773,321

Jones Lang LaSalle, Inc.(a)(b)	4,500	813,150

		1,586,471

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%

Applied Materials, Inc.(a)	3,700	735,005

Cirrus Logic, Inc.(a)(b)	9,500	841,415

Lam Research Corp.(a)	700	626,087

QUALCOMM, Inc.(a)	4,800	796,080

		2,998,587

SOFTWARE - 7.5%

Autodesk, Inc.(a)(b)	3,300	702,405

Cadence Design Systems, Inc.(a)(b)	2,300	633,949

DocuSign, Inc.(a)(b)	1,700	96,220

Dropbox, Inc., Class A(a)(b)	24,300	562,788

Gen Digital, Inc.(a)	4,700	94,658

Intuit, Inc.(a)	1,200	750,744

Microsoft Corp.(a)	1,700	661,861

Nutanix, Inc., Class A(a)(b)	3,300	200,310

Pegasystems, Inc.(a)	7,900	469,418

Salesforce, Inc.(a)	2,600	699,244

UiPath, Inc., Class A(a)(b)	38,600	732,242

Workday, Inc., Class A(a)(b)	2,800	685,244

		6,289,083

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 2.6%

American Tower Corp.(a)	4,400	754,864

Equinix, Inc.(a)	900	639,999

Iron Mountain, Inc.(a)	10,500	813,960

		2,208,823

SPECIALTY RETAIL - 4.5%

Dick’s Sporting Goods, Inc.(a)	3,900	783,666

Gap, Inc. (The)(a)	35,300	724,356

Home Depot, Inc. (The)(a)	2,300	768,706

Lowe’s Cos., Inc.(a)	3,000	683,970

Ulta Beauty, Inc.(a)(b)	100	40,484

Williams-Sonoma, Inc.(a)	2,700	774,306

		3,775,488

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%

Hewlett Packard Enterprise Co.(a)	39,500	671,500

HP, Inc.(a)	26,100	733,149

		1,404,649

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS - 5.0%

Carter’s, Inc.(a)	10,300	$704,623

Crocs, Inc.(a)(b)	5,800	721,346

Deckers Outdoor Corp.(a)(b)	1,000	818,470

PVH Corp.(a)	7,500	816,000

Ralph Lauren Corp.(a)	4,200	687,288

Tapestry, Inc.	10,300	411,176

		4,158,903

TRADING COMPANIES & DISTRIBUTORS - 1.8%

Core & Main, Inc., Class A(a)(b)	14,200	801,874

Ferguson PLC(a)	3,500	734,650

		1,536,524

TOTAL COMMON STOCKS (COST $63,190,456)		70,594,044

MONEY MARKET FUNDS - 13.6%

Fidelity Government Cash Reserves, 4.98%(a)(c)	6,396,512	6,396,512

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(c)	4,998,750	4,998,750

TOTAL MONEY MARKET FUNDS (COST $11,395,262)		11,395,262

TOTAL INVESTMENTS (COST $74,585,718) - 97.8%		81,989,306

COMMON STOCKS SOLD SHORT - (89.2)%

AEROSPACE & DEFENSE - (4.9)%

Axon Enterprise, Inc.	(2,500)	(784,150)

Boeing Co. (The)	(4,500)	(755,280)

HEICO Corp., Class A	(5,000)	(829,250)

Hexcel Corp.	(4,400)	(282,524)

Mercury Systems, Inc.	(18,200)	(513,240)

Spirit AeroSystems Holdings, Inc., Class A	(25,600)	(819,200)

TransDigm Group, Inc.	(100)	(124,803)

		(4,108,447)

AUTOMOBILES - (1.0)%

Tesla, Inc.	(4,400)	(806,432)

BANKS - (1.7)%

Columbia Banking System, Inc.	(46,100)	(867,141)

New York Community Bancorp, Inc.	(211,300)	(559,945)

		(1,427,086)

BEVERAGES - (2.7)%

Brown-Forman Corp., Class B	(5,600)	(267,960)

Celsius Holdings, Inc.	(8,800)	(627,176)

Constellation Brands, Inc., Class A	(3,100)	(785,726)

Monster Beverage Corp.	(10,800)	(577,260)

		(2,258,122)

	Shares	Value

BIOTECHNOLOGY - (4.2)%

Alnylam Pharmaceuticals, Inc.	(3,800)	$(547,010)

Apellis Pharmaceuticals, Inc.	(14,800)	(654,012)

BioMarin Pharmaceutical, Inc.	(2,000)	(161,520)

Ionis Pharmaceuticals, Inc.	(15,700)	(647,782)

Natera, Inc.	(9,000)	(835,920)

Sarepta Therapeutics, Inc.	(5,400)	(683,964)

		(3,530,208)

CAPITAL MARKETS - (1.8)%

Blackstone, Inc.	(6,100)	(711,321)

Interactive Brokers Group, Inc., Class A	(7,100)	(817,352)

		(1,528,673)

CHEMICALS - (2.4)%

Air Products and Chemicals, Inc.	(3,600)	(850,824)

Albemarle Corp.	(3,500)	(421,085)

Scotts Miracle-Gro Co. (The)	(10,500)	(719,670)

		(1,991,579)

COMMERCIAL SERVICES & SUPPLIES - (1.3)%

Driven Brands Holdings, Inc.	(27,200)	(389,776)

Stericycle, Inc.	(15,500)	(693,315)

		(1,083,091)

COMMUNICATIONS EQUIPMENT - (0.9)%

Ubiquiti, Inc.	(7,100)	(763,818)

CONSTRUCTION & ENGINEERING - (0.9)%

MasTec, Inc.	(9,000)	(798,210)

CONSUMER FINANCE - (0.7)%

SoFi Technologies, Inc.	(75,900)	(514,602)

Upstart Holdings, Inc.	(1,700)	(37,621)

		(552,223)

CONSUMER STAPLES DISTRIBUTION & RETAIL - (1.3)%

Dollar General Corp.	(5,300)	(737,707)

Dollar Tree, Inc.	(2,700)	(319,275)

		(1,056,982)

DIVERSIFIED CONSUMER SERVICES - (0.9)%

Mister Car Wash, Inc.	(110,800)	(741,252)

ELECTRIC UTILITIES - (4.9)%

Constellation Energy Corp.	(4,500)	(836,730)

FirstEnergy Corp.	(21,200)	(812,808)

IDACORP, Inc.	(9,000)	(853,020)

NRG Energy, Inc.	(11,100)	(806,637)

PPL Corp.	(28,700)	(788,102)

		(4,097,297)

ELECTRICAL EQUIPMENT - (0.1)%

Shoals Technologies Group, Inc., Class A	(12,400)	(104,780)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - (1.0)%

Corning, Inc.	(24,900)	$(831,162)

ENERGY EQUIPMENT & SERVICES - (0.7)%

NOV, Inc.	(31,100)	(575,039)

ENTERTAINMENT - (4.0)%

Live Nation, Inc.	(5,600)	(497,896)

Madison Square Garden Sports Corp.	(4,500)	(836,640)

ROBLOX Corp., Class A	(22,800)	(810,768)

Roku, Inc.	(7,600)	(438,216)

TKO Group Holdings, Inc.	(8,400)	(795,228)

		(3,378,748)

FINANCIAL SERVICES - (2.7)%

Affirm Holdings, Inc.	(19,300)	(615,284)

Rocket Cos., Inc., Class A	(68,300)	(838,724)

UWM Holdings Corp.	(133,800)	(842,940)

		(2,296,948)

FOOD PRODUCTS - (1.5)%

Freshpet, Inc.	(6,300)	(668,241)

Lamb Weston Holdings, Inc.	(7,300)	(608,382)

		(1,276,623)

GROUND TRANSPORTATION - (2.7)%

Lyft, Inc., Class A	(42,300)	(661,572)

Norfolk Southern Corp.	(200)	(46,064)

U-Haul Holding Co.	(13,300)	(840,959)

XPO, Inc.	(6,800)	(730,728)

		(2,279,323)

HEALTH CARE EQUIPMENT & SUPPLIES - (5.0)%

Enovis Corp.	(12,100)	(668,283)

Globus Medical, Inc., Class A	(13,300)	(662,207)

ICU Medical, Inc.	(3,800)	(372,096)

Inspire Medical Systems, Inc.	(3,400)	(821,644)

Masimo Corp.	(5,600)	(752,696)

Novocure Ltd.	(8,200)	(100,368)

Shockwave Medical, Inc.	(2,500)	(825,475)

		(4,202,769)

HEALTH CARE PROVIDERS & SERVICES - (1.4)%

Acadia Healthcare Co., Inc.	(6,800)	(502,792)

agilon health, Inc.	(65,800)	(361,900)

Guardant Health, Inc.	(19,500)	(351,000)

		(1,215,692)

HEALTH CARE TECHNOLOGY - (1.4)%

Certara, Inc.	(39,700)	(679,267)

Definitive Healthcare Corp.	(68,500)	(475,390)

		(1,154,657)

	Shares	Value

HOTELS, RESTAURANTS & LEISURE - (6.7)%

Choice Hotels International, Inc.	(6,500)	$(768,690)

Churchill Downs, Inc.	(7,000)	(903,000)

Darden Restaurants, Inc.	(5,400)	(828,414)

DraftKings, Inc., Class A	(18,400)	(764,704)

Marriott Vacations Worldwide Corp.	(7,700)	(740,047)

Norwegian Cruise Line Holdings Ltd.	(36,400)	(688,688)

Sabre Corp.	(30,400)	(87,248)

Yum! Brands, Inc.	(6,100)	(861,625)

		(5,642,416)

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - (1.0)%

Clearway Energy, Inc., Class A	(37,600)	(816,296)

INSURANCE - (2.9)%

Brighthouse Financial, Inc.	(17,400)	(839,550)

Kemper Corp.	(14,400)	(839,664)

Markel Group, Inc.	(500)	(729,200)

		(2,408,414)

INTERACTIVE MEDIA & SERVICES - (0.8)%

IAC, Inc.	(13,700)	(651,572)

LIFE SCIENCES TOOLS & SERVICES - (1.9)%

10X Genomics, Inc., Class A	(22,700)	(664,656)

Bio-Techne Corp.	(400)	(25,284)

Revvity, Inc.	(1,200)	(122,964)

Sotera Health Co.	(72,900)	(816,480)

		(1,629,384)

MACHINERY - (0.6)%

RBC Bearings, Inc.	(2,200)	(538,010)

MEDIA - (1.0)%

Liberty Broadband Corp., Class A	(16,500)	(827,145)

METALS & MINING - (2.6)%

Alcoa Corp.	(17,800)	(625,492)

Freeport-McMoRan, Inc.	(15,900)	(794,046)

MP Materials Corp.	(46,900)	(750,400)

		(2,169,938)

MULTI-UTILITIES - (1.0)%

Dominion Energy, Inc.	(16,200)	(825,876)

OIL, GAS & CONSUMABLE FUELS - (0.9)%

New Fortress Energy, Inc.	(28,500)	(746,700)

PAPER & FOREST PRODUCTS - (0.9)%

Louisiana-Pacific Corp.	(9,800)	(717,262)

PASSENGER AIRLINES - (2.3)%

JetBlue Airways Corp.	(93,500)	(531,080)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value

Southwest Airlines Co.	(23,600)	$(612,184)

United Airlines Holdings, Inc.	(15,500)	(797,630)

		(1,940,894)

PERSONAL CARE PRODUCTS - (1.6)%

Coty, Inc., Class A	(63,800)	(729,872)

Estee Lauder Cos., Inc., (The) Class A	(4,100)	(601,511)

		(1,331,383)

PHARMACEUTICALS - (0.9)%

Catalent, Inc.	(13,000)	(726,050)

PROFESSIONAL SERVICES - (2.4)%

Dayforce, Inc.	(13,700)	(840,769)

Equifax, Inc.	(3,000)	(660,570)

Paycor HCM, Inc.	(27,500)	(477,675)

		(1,979,014)

REAL ESTATE MANAGEMENT & DEVELOPMENT - (0.7)%

Zillow Group, Inc., Class A	(14,200)	(596,400)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (3.4)%

Allegro MicroSystems, Inc.	(28,600)	(849,134)

Analog Devices, Inc.	(4,000)	(802,440)

Entegris, Inc.	(6,500)	(863,980)

Wolfspeed, Inc.	(12,800)	(345,984)

		(2,861,538)

SOFTWARE - (3.8)%

BILL Holdings, Inc.	(11,300)	(704,668)

C3.ai, Inc., Class A	(10,700)	(241,071)

HashiCorp, Inc., Class A	(25,400)	(824,484)

nCino, Inc.	(17,900)	(521,964)

SentinelOne, Inc., Class A	(21,400)	(452,182)

Unity Software, Inc.	(16,900)	(410,163)

		(3,154,532)

	Shares	Value

SPECIALTY RETAIL - (3.5)%

Five Below, Inc.	(5,100)	$(746,334)

Floor & Decor Holdings, Inc.	(6,500)	(717,145)

GameStop Corp., Class A	(73,300)	(812,897)

Wayfair, Inc., Class A	(13,800)	(692,070)

		(2,968,446)

WATER UTILITIES - (0.2)%

American Water Works Co., Inc.	(1,200)	(146,784)

TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS ($76,557,148))		(74,737,215)

TOTAL SECURITIES SOLD SHORT (PROCEEDS ($76,557,148)) - (89.2)%		(74,737,215)

OTHER ASSETS IN EXCESS OF LIABILITIES - 91.3%		76,563,222

NET ASSETS - 100.0%		$83,815,313

(a)	All or portion of the shares have been pledged as collateral for open short positions.

(b)	Represents non-income producing security.

(c)	7-day current yield as of April 30, 2024 is disclosed.

PLC — Public Limited Company

S&P — Standard & Poor’s

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*

United States	62.4%

Canada	13.1

United Kingdom	6.0

Taiwan	5.7

Chile	1.5

Mexico	1.5

Colombia	1.4

Republic of Korea (South)	1.4

Switzerland	1.4

Spain	1.3

Brazil	1.1

China	1.1

Ireland (Republic of)	1.0

Netherlands	1.0

Total Investments	99.9%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS - 95.0%

AEROSPACE & DEFENSE - 1.2%

General Dynamics Corp.	15,100	$4,335,059

BANKS - 12.9%

Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	455,820	4,881,832

Bank of Nova Scotia (The)	64,140	2,944,026

Barclays PLC, Sponsored ADR	576,890	5,907,354

Canadian Imperial Bank of Commerce	82,100	3,833,249

HSBC Holdings PLC, Sponsored ADR	112,230	4,890,984

Lloyds Banking Group PLC, ADR	1,952,550	4,998,528

NatWest Group PLC, Sponsored ADR	775,050	5,967,885

Regions Financial Corp.	238,520	4,596,280

Royal Bank of Canada	42,240	4,090,099

Toronto-Dominion Bank (The)	81,370	4,826,868

		46,937,105

BEVERAGES - 3.1%

Coca-Cola Co. (The)	97,190	6,003,426

Coca-Cola Femsa SAB de CV, Class F, Sponsored ADR	54,650	5,418,548

		11,421,974

BIOTECHNOLOGY - 3.0%

Amgen, Inc.	22,630	6,199,262

Gilead Sciences, Inc.	70,560	4,600,512

		10,799,774

CHEMICALS - 1.9%

Air Products and Chemicals, Inc.	12,790	3,022,788

Nutrien Ltd.	71,010	3,747,198

		6,769,986

COMMUNICATIONS EQUIPMENT - 3.2%

Cisco Systems, Inc.	104,050	4,888,269

Juniper Networks, Inc.	192,820	6,713,992

		11,602,261

CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.1%

Sysco Corp.	53,430	3,970,918

Walgreens Boots Alliance, Inc.	200,530	3,555,397

		7,526,315

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%

KT Corp., Sponsored ADR	399,390	5,048,290

ELECTRIC UTILITIES - 1.4%

Fortis, Inc.	126,620	4,974,900

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.2%

Avnet, Inc.	100,480	4,910,458

	Shares	Value

Corning, Inc.	154,820	$5,167,891

TE Connectivity Ltd.	35,510	5,023,955

		15,102,304

ENTERTAINMENT - 1.1%

NetEase, Inc., ADR	41,560	3,884,613

HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%

Abbott Laboratories	62,060	6,576,498

Medtronic PLC	45,950	3,687,028

		10,263,526

HEALTH CARE PROVIDERS & SERVICES - 4.6%

Cigna Group (The)	32,460	11,589,519

CVS Health Corp.	76,020	5,147,314

		16,736,833

HOTELS, RESTAURANTS & LEISURE - 2.5%

McDonald’s Corp.	33,230	9,073,119

INSURANCE - 1.3%

Sun Life Financial, Inc.	92,940	4,743,658

IT SERVICES - 2.3%

Amdocs Ltd.	54,490	4,576,615

Cognizant Technology Solutions Corp., Class A	55,780	3,663,631

		8,240,246

LEISURE PRODUCTS - 1.1%

Brunswick Corp.	51,110	4,121,510

MACHINERY - 2.6%

Hillenbrand, Inc.	88,750	4,235,150

Snap-on, Inc.	18,980	5,085,881

		9,321,031

MEDIA - 4.7%

Comcast Corp., Class A	106,880	4,073,197

Interpublic Group of Cos., Inc. (The)	151,090	4,599,179

Omnicom Group, Inc.	49,470	4,592,795

TEGNA, Inc.	284,030	3,874,169

		17,139,340

METALS & MINING - 1.0%

Ternium SA, Sponsored ADR	84,210	3,545,241

OIL, GAS & CONSUMABLE FUELS - 6.4%

Canadian Natural Resources, Ltd.	98,770	7,488,741

Crescent Point Energy Corp.	555,780	4,896,422

Ecopetrol SA, Sponsored ADR	441,930	5,130,807

Suncor Energy, Inc.	154,640	5,905,702

		23,421,672

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value

PROFESSIONAL SERVICES - 3.3%

Broadridge Financial Solutions, Inc.	27,510	$5,320,709

Paychex, Inc.	54,770	6,507,224

		11,827,933

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.9%

Analog Devices, Inc.	30,760	6,170,764

ASE Industrial Holding Co. Ltd., ADR	787,180	7,903,287

Broadcom, Inc.	4,350	5,656,175

Microchip Technology, Inc.	66,980	6,160,820

QUALCOMM, Inc.	31,460	5,217,641

Skyworks Solutions, Inc.	58,920	6,280,283
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	63,050	8,659,287

Texas Instruments, Inc.	42,810	7,552,540
United Microelectronics Corp., Sponsored ADR	519,990	4,003,923

		57,604,720

SOFTWARE - 1.6%

InterDigital, Inc.	58,100	5,736,213

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 2.5%

Crown Castle, Inc.	27,510	2,579,888

Iron Mountain, Inc.	86,080	6,672,921

		9,252,809

SPECIALTY RETAIL - 3.6%

Gap, Inc. (The)	406,380	8,338,917

Home Depot, Inc. (The)	14,730	4,923,061

		13,261,978

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%

HP, Inc.	203,210	5,708,169

TEXTILES, APPAREL & LUXURY GOODS - 1.7%

Tapestry, Inc.	154,690	6,175,225

	Shares	Value

TOTAL COMMON STOCKS (COST $301,179,490)		344,575,804

MONEY MARKET FUND - 2.3%
Northern Institutional Treasury Portfolio (Premier Class), 5.14%(a)	8,190,458	$8,190,458

TOTAL MONEY MARKET FUND (COST $8,190,458)		8,190,458

PREFERRED STOCKS - 2.6%

ELECTRIC UTILITIES - 1.1%
Cia Energetica de Minas Gerais, Sponsored ADR	1,627,850	3,906,840

ELECTRICAL EQUIPMENT - 1.5%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 1.87%(b)	121,960	5,572,352

TOTAL PREFERRED STOCKS (COST $9,393,784)		9,479,192

TOTAL INVESTMENTS (COST $318,763,732) - 99.9%		362,245,454

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		402,047

NET ASSETS - 100.0%		$362,647,501

(a)	7-day current yield as of April 30, 2024 is disclosed.

(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

PLC — Public Limited Company

SA — Societe Anonyme

SAB de CV — Sociedad Anónima Bursátil de Capital Variable

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*

Canada	23.4%

United Kingdom	15.1

Taiwan	10.8

China	8.4

Netherlands	8.2

Japan	5.7

Brazil	4.5

India	3.4

Germany	3.0

France	2.5

Mexico	2.2

Spain	2.0

Switzerland	2.0

United States	1.7

Australia	1.6

Ireland (Republic of)	1.3

Republic of Korea (South)	1.2

Italy	0.6

Denmark	0.4

Norway	0.4

Indonesia	0.3

Finland	0.3

Sweden	0.2

Chile	0.2

South Africa	0.2

Jersey	0.2

Luxembourg	0.0**

Colombia	0.0**

Total Investments	99.8%

*	Percentages indicated are based on net assets as of April 30, 2024.

**	Amount rounds to less than 0.1%.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value

COMMON STOCKS - 96.3%

AEROSPACE & DEFENSE - 0.1%

CAE, Inc.(a)	11,162	$215,315

AIR FREIGHT & LOGISTICS - 0.1%

ZTO Express Cayman, Inc., ADR	14,962	314,052

AUTOMOBILE COMPONENTS - 0.2%

Magna International, Inc., ADR	8,220	392,916

AUTOMOBILES - 2.7%

Ferrari N.V.	4,134	1,718,504

Honda Motor Co. Ltd., Sponsored ADR	51,926	1,764,965

Li Auto, Inc., ADR(a)	30,257	795,154

NIO, Inc., ADR(a)	26,351	124,377

Stellantis N.V.	62,310	1,389,513

XPeng, Inc., ADR(a)	9,726	79,072

		5,871,585

BANKS - 17.0%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	153,094	1,639,637

Banco de Chile, ADR	13,050	288,144

Banco Santander Chile, ADR	2,868	51,567

Banco Santander SA, Sponsored ADR	411,595	1,975,656

Bank of Montreal	19,123	1,708,066

Bank of Nova Scotia (The)	29,778	1,366,810

Barclays PLC, Sponsored ADR	84,523	865,515

Canadian Imperial Bank of Commerce	24,689	1,152,729

HDFC Bank Ltd., ADR	47,589	2,741,126

HSBC Holdings PLC, Sponsored ADR	95,129	4,145,722

ICICI Bank Ltd., Sponsored ADR	81,320	2,238,740

ING Groep N.V., Sponsored ADR	86,537	1,367,285

KB Financial Group, Inc., ADR	16,331	881,384

Lloyds Banking Group PLC, ADR	425,905	1,090,317
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	308,564	3,070,212

Mizuho Financial Group, Inc., ADR	315,100	1,219,437

NatWest Group PLC, Sponsored ADR	64,658	497,867

NU Holdings Ltd., Class A(a)	70,407	764,620

Royal Bank of Canada	41,415	4,010,214

Shinhan Financial Group Co. Ltd., ADR	20,776	701,190
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	177,717	2,011,756

Toronto-Dominion Bank (The)	45,178	2,679,959

Woori Financial Group, Inc., Sponsored ADR	1,765	55,068

		36,523,021

	Shares	Value

BEVERAGES - 1.0%
Coca-Cola Femsa SAB de CV, Class F, Sponsored ADR	7,620	$755,523
Fomento Economico Mexicano SAB de CV, Sponsored ADR	12,181	1,433,217

		2,188,740

BIOTECHNOLOGY - 1.0%

Argenx SE, ADR(a)	2,379	893,314

BeiGene Ltd., ADR(a)	2,836	436,574

Genmab A/S, Sponsored ADR(a)	32,013	886,440

		2,216,328

BROADLINE RETAIL - 4.9%

Alibaba Group Holding Ltd., Sponsored ADR	88,853	6,650,647

JD.com, Inc., ADR	55,117	1,592,330

PDD Holdings, Inc., ADR(a)	16,795	2,102,398

Vipshop Holdings Ltd., ADR	11,870	178,525

		10,523,900

CAPITAL MARKETS - 2.0%

Brookfield Asset Management Ltd., Class A	15,474	590,952

Deutsche Bank AG	56,389	905,043

Nomura Holdings, Inc., Sponsored ADR	85,620	488,890

UBS Group AG	83,037	2,229,544

		4,214,429

CHEMICALS - 0.2%

Nutrien Ltd.	10,130	534,560

COMMERCIAL SERVICES & SUPPLIES - 1.3%

Waste Connections, Inc.	16,705	2,707,713

COMMUNICATIONS EQUIPMENT - 0.5%

Nokia Oyj, Sponsored ADR	167,640	611,886
Telefonaktiebolaget LM Ericsson, Sponsored ADR	110,090	552,652

		1,164,538

CONSTRUCTION MATERIALS - 1.3%

CEMEX SAB de CV, Sponsored ADR(a)	75,555	597,640

CRH PLC	22,178	1,717,021

James Hardie Industries PLC, Sponsored ADR(a)	14,030	484,035

		2,798,696

DIVERSIFIED CONSUMER SERVICES - 0.5%
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	4,335	334,229

Pearson PLC, Sponsored ADR	43,446	529,172

TAL Education Group, ADR(a)	11,801	142,084

		1,005,485

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%

BCE, Inc.	43,802	$1,438,896

Chunghwa Telecom Co. Ltd., Sponsored ADR	45,505	1,715,994

Orange SA, Sponsored ADR	91,851	1,018,628

Telefonica Brasil SA, ADR(a)	44,513	411,300

Telefonica SA, Sponsored ADR	169,980	753,011

Telkom Indonesia Persero Tbk PT, ADR	33,344	648,541

TELUS Corp.	68,334	1,098,127

		7,084,497

ELECTRIC UTILITIES - 1.1%
Centrais Eletricas Brasileiras SA, Sponsored ADR	81,639	600,863

Fortis, Inc.	43,712	1,717,445

		2,318,308

ENERGY EQUIPMENT & SERVICES - 0.0%

Tenaris SA, ADR	2,560	84,454

ENTERTAINMENT - 0.9%

NetEase, Inc., ADR	18,856	1,762,470

Tencent Music Entertainment Group, ADR(a)	21,601	271,093

		2,033,563

FINANCIAL SERVICES - 0.4%

ORIX Corp., Sponsored ADR	8,272	848,459

GROUND TRANSPORTATION - 2.5%

Canadian National Railway Co.	23,478	2,851,168

Canadian Pacific Kansas City Ltd.	32,374	2,539,093

		5,390,261

HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%

Alcon, Inc.	19,901	1,543,920

Koninklijke Philips N.V., Sponsored NYS(a)	33,708	894,947

Smith & Nephew PLC, Sponsored ADR	35,962	867,763

		3,306,630

HEALTH CARE PROVIDERS & SERVICES - 0.2%

Fresenius Medical Care AG, ADR	16,285	342,636

HOTELS, RESTAURANTS & LEISURE - 1.6%

InterContinental Hotels Group PLC, ADR	9,521	936,390

Restaurant Brands International, Inc.	13,472	1,021,851

Trip.com Group Ltd., ADR(a)	28,706	1,385,352

		3,343,593

HOUSEHOLD DURABLES - 1.3%

Sony Group Corp., Sponsored ADR	34,745	2,868,895

INSURANCE - 1.7%

Aegon Ltd., Sponsored NYS	40,717	251,224

	Shares	Value

Manulife Financial Corp.	66,621	$1,553,602

Prudential PLC, ADR	33,733	592,351

Sun Life Financial, Inc.	26,523	1,353,734

		3,750,911

INTERACTIVE MEDIA & SERVICES - 0.7%

Baidu, Inc., Sponsored ADR(a)	13,669	1,413,375

Kanzhun Ltd., ADR	8,485	167,918

		1,581,293

IT SERVICES - 2.7%

CGI, Inc.(a)	13,243	1,340,456

Infosys Ltd., Sponsored ADR	114,277	1,909,569

Shopify, Inc., Class A(a)	29,490	2,070,198

Wipro Ltd., ADR	84,074	453,159

		5,773,382

LIFE SCIENCES TOOLS & SERVICES - 0.7%

QIAGEN N.V.(a)	36,971	1,564,982

MEDIA - 0.2%

WPP PLC, Sponsored ADR	7,065	355,723

METALS & MINING - 6.3%

Agnico Eagle Mines Ltd.	15,617	989,337

ArcelorMittal SA, Sponsored NYS	4,591	114,821

Barrick Gold Corp., ADR	50,827	845,761

BHP Group Ltd., Sponsored ADR	62,877	3,468,295

Franco Nevada Corp.	6,425	773,570

Gold Fields Ltd., Sponsored ADR	24,438	395,162

Kinross Gold Corp.	44,170	284,897

POSCO Holdings, Inc., Sponsored ADR	13,150	940,883

Rio Tinto PLC, Sponsored ADR	28,180	1,911,449

Southern Copper Corp.	3,479	405,895

Teck Resources Ltd., Class B	11,206	551,223

Vale SA, Sponsored ADR	174,274	2,120,915

Wheaton Precious Metals Corp.	15,282	796,803

		13,599,011

MULTI-UTILITIES - 1.0%

Algonquin Power & Utilities Corp.	29,529	180,422

National Grid PLC, Sponsored ADR	28,794	1,919,120

		2,099,542

OIL, GAS & CONSUMABLE FUELS - 12.4%

BP PLC, Sponsored ADR	71,469	2,770,853

Cameco Corp.	11,883	542,221

Canadian Natural Resources, Ltd.	27,985	2,121,823

Cenovus Energy, Inc.	41,610	855,502

Ecopetrol SA, Sponsored ADR	1,305	15,151

Enbridge, Inc.	67,797	2,409,505

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value

Eni S.p.A., Sponsored ADR	37,680	$1,206,891

Equinor ASA, Sponsored ADR	29,036	772,067

Imperial Oil Ltd.	9,973	687,638

Pembina Pipeline Corp.	20,471	720,579

Petroleo Brasileiro SA, Sponsored ADR	79,109	1,342,480

Shell PLC, ADR	88,703	6,356,457

Suncor Energy, Inc.	38,176	1,457,942

TC Energy Corp.	31,052	1,113,214

TotalEnergies SE, Sponsored ADR	61,480	4,388,928

		26,761,251

PAPER & FOREST PRODUCTS - 0.1%

Suzano SA, Sponsored ADR(a)	24,879	279,640

PASSENGER AIRLINES - 0.3%

Ryanair Holdings PLC, Sponsored ADR	4,021	547,660

PERSONAL CARE PRODUCTS - 2.9%

Haleon PLC, ADR	141,357	1,205,775

Unilever PLC, Sponsored ADR	98,108	5,086,900

		6,292,675

PROFESSIONAL SERVICES - 2.2%

RELX PLC, Sponsored ADR	77,321	3,184,852

Thomson Reuters Corp.	10,875	1,643,212

		4,828,064

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%

FirstService Corp.	5,054	742,938

KE Holdings, Inc., ADR	17,454	263,905

		1,006,843

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.4%

ASE Industrial Holding Co. Ltd., ADR	49,515	497,131

ASML Holding N.V., Sponsored NYS	9,911	8,647,050

STMicroelectronics N.V., Sponsored NYS	19,464	769,996
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	145,445	19,975,416

United Microelectronics Corp., Sponsored ADR	145,630	1,121,351

		31,010,944

SOFTWARE - 2.6%

Open Text Corp.	9,073	320,368

SAP SE, Sponsored ADR	28,783	5,215,767

		5,536,135

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%

Logitech International SA	6,825	535,012

TEXTILES, APPAREL & LUXURY GOODS - 0.1%

Gildan Activewear, Inc.	6,140	212,812

	Shares	Value

TRANSPORTATION INFRASTRUCTURE - 0.2%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,016	$184,739
Grupo Aeroportuario del Sureste SAB de CV, ADR	886	305,227

		489,966

WATER UTILITIES - 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR(a)	22,104	345,486

WIRELESS TELECOMMUNICATION SERVICES - 1.2%

America Movil SAB de CV, ADR	72,322	1,378,457

Rogers Communications, Inc., Class B	13,464	504,496

Vodafone Group PLC, Sponsored ADR	72,019	605,680

		2,488,633

TOTAL COMMON STOCKS (COST $191,938,059)		207,352,539

MASTER LIMITED PARTNERSHIPS - 0.1%

MULTI-UTILITIES - 0.1%

Brookfield Infrastructure Partners LP	8,346	224,257

TOTAL MASTER LIMITED PARTNERSHIPS (COST $316,158)		224,257

MONEY MARKET FUND - 1.5%
Northern Institutional Treasury Portfolio (Premier Class), 5.14%(b)	3,262,992	3,262,992

TOTAL MONEY MARKET FUND (COST $3,262,992)		3,262,992

PREFERRED STOCKS - 1.9%

BANKS - 0.7%

Bancolombia SA, Sponsored ADR, 11.08%(c)	2,233	73,064
Itau Unibanco Holding SA, Sponsored ADR, 3.73%(c)	246,985	1,494,259

		1,567,323

ELECTRIC UTILITIES - 0.1%
Centrais Eletricas Brasileiras SA, ADR, 4.45%(c)	21,750	174,218

ELECTRICAL EQUIPMENT - 0.1%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 1.87%(c)	4,196	191,715

METALS & MINING - 0.1%

Gerdau SA, Sponsored ADR, 1.92%(c)	45,436	158,116

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value

OIL, GAS & CONSUMABLE FUELS - 0.9%

Petroleo Brasileiro SA, Sponsored ADR, 5.35%(c)	120,383	$1,940,574

TOTAL PREFERRED STOCKS (COST $3,785,342)		4,031,946

TOTAL INVESTMENTS (COST $199,302,551) - 99.8%		214,871,734

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		448,445

NET ASSETS - 100.0%		$215,320,179

(a)	Represents non-income producing security.

(b)	7-day current yield as of April 30, 2024 is disclosed.

(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

AG — Aktiengesellschaft

ASA — Aksjeselskap

LP — Limited Partnership

N.V. — Naamloze Vennootschap

NYS — New York Shares

PLC — Public Limited Company

S.p.A. — Stock Purchase Agreements

SA — Societe Anonyme

SAB de CV — Sociedad Anónima Bursátil de Capital Variable

SE — Societas Europaea

Tbk PT — Perseroan Terbatas

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP CORE FUND

The table below sets forth the diversification of the Steward Large Cap Core Fund investments by Industry.

Industry Diversification	Percent*

Software	13.4%
Semiconductors & Semiconductor Equipment	8.9
Technology Hardware, Storage & Peripherals	7.4
Health Care Providers & Services	7.0
Financial Services	6.8
Specialty Retail	6.1
Textiles, Apparel & Luxury Goods	4.1
Interactive Media & Services	4.0
Consumer Finance	4.0
Broadline Retail	3.8
Insurance	3.0
Specialized Real Estate Investment Trusts	2.9
Capital Markets	2.3
IT Services	2.2
Real Estate Management & Development	2.1
Professional Services	2.0
Ground Transportation	1.8
Banks	1.6
Diversified Consumer Services	1.4
Diversified Telecommunication Services	1.4

Industry Diversification	Percent*

Hotels, Restaurants & Leisure	1.3%
Machinery	1.3
Biotechnology	1.2
Consumer Staples Distribution & Retail	1.2
Entertainment	1.0
Building Products	1.0
Electrical Equipment	1.0
Trading Companies & Distributors	1.0
Air Freight & Logistics	0.9
Leisure Products	0.9
Containers & Packaging	0.9
Electronic Equipment, Instruments & Components	0.9
Pharmaceuticals	0.4
Automobiles	0.3
Oil, Gas & Consumable Fuels	0.3
Communications Equipment	0.1

Total Investments	99.9%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP CORE FUND

	Shares	Value

COMMON STOCKS - 99.9%

AIR FREIGHT & LOGISTICS - 0.9%

Expeditors International of Washington, Inc.	8,900	$990,659

AUTOMOBILES - 0.3%

Harley-Davidson, Inc.	6,000	206,340

Tesla, Inc.(a)	800	146,624

		352,964

BANKS - 1.6%

JPMorgan Chase & Co.	2,300	441,002

PNC Financial Services Group, Inc. (The)	8,000	1,226,080

		1,667,082

BIOTECHNOLOGY - 1.2%

Gilead Sciences, Inc.	19,300	1,258,360

BROADLINE RETAIL - 3.8%

Amazon.com, Inc.(a)	14,900	2,607,500

Kohl’s Corp.	16,600	397,404

Macy’s, Inc.	57,100	1,052,353

		4,057,257

BUILDING PRODUCTS - 1.0%

Owens Corning	6,400	1,076,544

CAPITAL MARKETS - 2.3%

Ameriprise Financial, Inc.	100	41,179

Bank of New York Mellon Corp. (The)	20,700	1,169,343

Janus Henderson Group PLC	34,700	1,083,334

XP, Inc., Class A	7,100	145,337

		2,439,193

COMMUNICATIONS EQUIPMENT - 0.1%

Cisco Systems, Inc.	2,300	108,054

CONSUMER FINANCE - 4.0%

American Express Co.	6,100	1,427,583

Capital One Financial Corp.	8,000	1,147,440

Discover Financial Services	3,700	468,901

Synchrony Financial	27,000	1,187,460

		4,231,384

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.2%

Target Corp.	7,700	1,239,546

CONTAINERS & PACKAGING - 0.9%

Berry Global Group, Inc.	16,700	945,888

	Shares	Value

DIVERSIFIED CONSUMER SERVICES - 1.4%

Grand Canyon Education, Inc.(a)	3,100	$403,062

H&R Block, Inc.	23,100	1,091,013

		1,494,075

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%

Verizon Communications, Inc.	37,000	1,461,130

ELECTRICAL EQUIPMENT - 1.0%

Acuity Brands, Inc.	4,300	1,067,690

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.9%

Vontier Corp.	22,100	897,923

ENTERTAINMENT - 1.0%

Electronic Arts, Inc.	8,700	1,103,334

FINANCIAL SERVICES - 6.8%

Berkshire Hathaway, Inc., Class B(a)	1,600	634,768

Mastercard, Inc., Class A	4,300	1,940,160

MGIC Investment Corp.	9,400	190,632

PayPal Holdings, Inc.(a)	19,300	1,310,856

Visa, Inc., Class A	7,700	2,068,297

Western Union Co. (The)	80,700	1,084,608

		7,229,321

GROUND TRANSPORTATION - 1.8%

Landstar System, Inc.	4,700	819,727

Ryder System, Inc.	9,000	1,096,650

		1,916,377

HEALTH CARE PROVIDERS & SERVICES - 7.0%

Cardinal Health, Inc.	11,000	1,133,440

Cencora, Inc.	4,900	1,171,345

Cigna Group (The)	3,700	1,321,048

DaVita, Inc.(a)	3,200	444,832

Elevance Health, Inc.	2,500	1,321,450

Humana, Inc.	2,800	845,852

McKesson Corp.	2,300	1,235,583

		7,473,550

HOTELS, RESTAURANTS & LEISURE - 1.3%

Booking Holdings, Inc.	400	1,380,812

INSURANCE - 3.0%

Hartford Financial Services Group, Inc. (The)	11,600	1,123,924

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP CORE FUND

	Shares	Value

MetLife, Inc.	15,300	$1,087,524

Progressive Corp. (The)	3,300	687,225

Prudential Financial, Inc.	2,800	309,344

		3,208,017

INTERACTIVE MEDIA & SERVICES - 4.0%

Alphabet, Inc., Class A(a)	19,200	3,125,376

Meta Platforms, Inc., Class A	2,700	1,161,459

		4,286,835

IT SERVICES - 2.2%

Gartner, Inc.(a)	2,200	907,698

International Business Machines Corp.	8,600	1,429,320

		2,337,018

LEISURE PRODUCTS - 0.9%

YETI Holdings, Inc.(a)	27,500	982,300

MACHINERY - 1.3%

Deere & Co.	3,100	1,213,371

Otis Worldwide Corp.	1,700	155,040

		1,368,411

OIL, GAS & CONSUMABLE FUELS - 0.3%

Phillips 66	1,900	272,099

PHARMACEUTICALS - 0.4%

Eli Lilly & Co.	500	390,550

PROFESSIONAL SERVICES - 2.0%

Genpact Ltd.	35,200	1,082,048

Robert Half, Inc.	15,300	1,057,842

		2,139,890

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%

CBRE Group, Inc., Class A(a)	13,000	1,129,570

Jones Lang LaSalle, Inc.(a)	6,100	1,102,270

		2,231,840

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.9%

Applied Materials, Inc.	7,500	1,489,875

Broadcom, Inc.	200	260,054

Cirrus Logic, Inc.(a)	12,700	1,124,839

Lam Research Corp.	1,500	1,341,615

NVIDIA Corp.	4,300	3,715,286

QUALCOMM, Inc.	9,200	1,525,820

		9,457,489

SOFTWARE - 13.4%

Adobe, Inc.(a)	100	46,283

Autodesk, Inc.(a)	5,500	1,170,675

Cadence Design Systems, Inc.(a)	4,300	1,185,209

	Shares	Value

Dropbox, Inc., Class A(a)	41,200	$954,192

Intuit, Inc.	2,300	1,438,926

Microsoft Corp.	17,600	6,852,208

Salesforce, Inc.	6,100	1,640,534

Workday, Inc., Class A(a)	4,000	978,920

		14,266,947

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 2.9%

American Tower Corp.	7,200	1,235,232

Equinix, Inc.	1,600	1,137,776

Iron Mountain, Inc.	8,700	674,424

		3,047,432

SPECIALTY RETAIL - 6.1%

Dick’s Sporting Goods, Inc.	5,500	1,105,170

Gap, Inc. (The)	51,800	1,062,936

Home Depot, Inc. (The)	5,500	1,838,210

Lowe’s Cos., Inc.	6,000	1,367,940

Williams-Sonoma, Inc.	3,900	1,118,442

		6,492,698

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 7.4%

Apple, Inc.	27,400	4,667,042

Hewlett Packard Enterprise Co.	66,800	1,135,600

HP, Inc.	32,700	918,543

NetApp, Inc.	10,600	1,083,426

		7,804,611

TEXTILES, APPAREL & LUXURY GOODS - 4.1%

Carter’s, Inc.	14,700	1,005,627

Deckers Outdoor Corp.(a)	1,400	1,145,858

PVH Corp.	10,000	1,088,000

Ralph Lauren Corp.	6,700	1,096,388

		4,335,873

TRADING COMPANIES & DISTRIBUTORS - 1.0%

Ferguson PLC	4,900	1,028,510

TOTAL COMMON STOCKS (COST $94,999,745)		106,041,663

TOTAL INVESTMENTS (COST $94,999,745) - 99.9%		106,041,663

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		92,940

NET ASSETS - 100.0%		$106,134,603

(a)	Represents non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP GROWTH FUND

The table below sets forth the diversification of the Steward Large Cap Growth Fund investments by Industry.

Industry Diversification	Percent*

Software	14.9%
Semiconductors & Semiconductor Equipment	12.3
Technology Hardware, Storage & Peripherals	9.5
Interactive Media & Services	8.6
Health Care Providers & Services	6.8
Financial Services	6.4
Broadline Retail	4.9
Specialized Real Estate Investment Trusts	4.4
Specialty Retail	4.2
Textiles, Apparel & Luxury Goods	3.4
Money Market Fund	2.1
Diversified Consumer Services	2.1
IT Services	2.0
Pharmaceuticals	1.8
Professional Services	1.6
Consumer Staples Distribution & Retail	1.5
Consumer Finance	1.3

Industry Diversification	Percent*

Capital Markets	1.1%
Automobiles	1.0
Trading Companies & Distributors	1.0
Air Freight & Logistics	1.0
Leisure Products	0.9
Retail Real Estate Investment Trusts	0.9
Electronic Equipment, Instruments & Components	0.8
Real Estate Management & Development	0.6
Containers & Packaging	0.6
Ground Transportation	0.5
Household Durables	0.3
Hotels, Restaurants & Leisure	0.3
Machinery	0.1

Total Investments	96.9%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP GROWTH FUND

	Shares	Value

COMMON STOCKS - 94.8%

AIR FREIGHT & LOGISTICS - 1.0%

Expeditors International of Washington, Inc.	11,000	$1,224,410

AUTOMOBILES - 1.0%

Tesla, Inc.(a)	7,000	1,282,960

BROADLINE RETAIL - 4.9%

Amazon.com, Inc.(a)	35,800	6,265,000

CAPITAL MARKETS - 1.1%

Ameriprise Financial, Inc.	3,000	1,235,370

XP, Inc., Class A	5,200	106,444

		1,341,814

CONSUMER FINANCE - 1.3%

American Express Co.	4,000	936,120

Synchrony Financial	15,300	672,894

		1,609,014

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.5%

Costco Wholesale Corp.	400	289,160

Target Corp.	10,000	1,609,800

		1,898,960

CONTAINERS & PACKAGING - 0.6%

Berry Global Group, Inc.	12,900	730,656

DIVERSIFIED CONSUMER SERVICES - 2.1%

Grand Canyon Education, Inc.(a)	10,000	1,300,200

H&R Block, Inc.	28,000	1,322,440

		2,622,640

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%

Vontier Corp.	25,000	1,015,750

FINANCIAL SERVICES - 6.4%

Mastercard, Inc., Class A	7,000	3,158,400

PayPal Holdings, Inc.(a)	3,200	217,344

Visa, Inc., Class A	13,000	3,491,930

Western Union Co. (The)	98,000	1,317,120

		8,184,794

GROUND TRANSPORTATION - 0.5%

Landstar System, Inc.	4,000	697,640

HEALTH CARE PROVIDERS & SERVICES - 6.8%

Cardinal Health, Inc.	13,000	1,339,520

Cencora, Inc.	6,000	1,434,300

	Shares	Value

Cigna Group (The)	4,000	$1,428,160

DaVita, Inc.(a)	6,000	834,060

Elevance Health, Inc.	3,000	1,585,740

Humana, Inc.	3,000	906,270

McKesson Corp.	2,000	1,074,420

		8,602,470

HOTELS, RESTAURANTS & LEISURE - 0.3%

Booking Holdings, Inc.	100	345,203

HOUSEHOLD DURABLES - 0.3%

TopBuild Corp.(a)	900	364,203

INTERACTIVE MEDIA & SERVICES - 8.6%

Alphabet, Inc., Class A(a)	43,800	7,129,764

Meta Platforms, Inc., Class A	9,000	3,871,530

		11,001,294

IT SERVICES - 2.0%

Gartner, Inc.(a)	3,000	1,237,770

GoDaddy, Inc., Class A(a)	11,000	1,346,180

		2,583,950

LEISURE PRODUCTS - 0.9%

YETI Holdings, Inc.(a)	34,000	1,214,480

MACHINERY - 0.1%

Otis Worldwide Corp.	2,000	182,400

PHARMACEUTICALS - 1.8%

Eli Lilly & Co.	3,000	2,343,300

PROFESSIONAL SERVICES - 1.6%

Genpact Ltd.	41,000	1,260,340

Robert Half, Inc.	10,900	753,626

		2,013,966

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%

CBRE Group, Inc., Class A(a)	9,400	816,766

RETAIL REAL ESTATE INVESTMENT TRUSTS - 0.9%

Simon Property Group, Inc.	8,000	1,124,240

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.3%

Applied Materials, Inc.	10,000	1,986,500

Broadcom, Inc.	1,000	1,300,270

Lam Research Corp.	2,000	1,788,820

NVIDIA Corp.	10,000	8,640,200

QUALCOMM, Inc.	12,000	1,990,200

		15,705,990

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP GROWTH FUND

	Shares	Value

SOFTWARE - 14.9%

Autodesk, Inc.(a)	7,000	$1,489,950

Cadence Design Systems, Inc.(a)	3,000	826,890

Dropbox, Inc., Class A(a)	53,000	1,227,480

Microsoft Corp.	34,000	13,237,220

Salesforce, Inc.	8,000	2,151,520

		18,933,060

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 4.4%

American Tower Corp.	9,000	1,544,040

Crown Castle, Inc.	13,000	1,219,140

Equinix, Inc.	2,000	1,422,220

Iron Mountain, Inc.	18,000	1,395,360

		5,580,760

SPECIALTY RETAIL - 4.2%

Dick’s Sporting Goods, Inc.	6,000	1,205,640

Home Depot, Inc. (The)	9,000	3,007,980

Williams-Sonoma, Inc.	4,000	1,147,120

		5,360,740

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 9.5%

Apple, Inc.	55,600	9,470,348

HP, Inc.	46,000	1,292,140

NetApp, Inc.	13,000	1,328,730

		12,091,218

TEXTILES, APPAREL & LUXURY GOODS - 3.4%

Crocs, Inc.(a)	11,000	1,368,070

	Shares	Value

Deckers Outdoor Corp.(a)	2,000	$1,636,940

Tapestry, Inc.	32,000	1,277,440

		4,282,450

TRADING COMPANIES & DISTRIBUTORS - 1.0%

Ferguson PLC	6,000	1,259,400

TOTAL COMMON STOCKS (COST $103,597,806)		120,679,528

MONEY MARKET FUND - 2.1%

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(b)	2,641,075	2,641,075

TOTAL MONEY MARKET FUND (COST $2,641,075)		2,641,075

TOTAL INVESTMENTS (COST $106,238,881) - 96.9%		123,320,603

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1%		3,959,905

NET ASSETS - 100.0%		$127,280,508

(a)	Represents non-income producing security.

(b)	7-day current yield as of April 30, 2024 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP VALUE FUND

The table below sets forth the diversification of the Steward Large Cap Value Fund investments by Industry.

Industry Diversification	Percent*

Banks	9.0%
Capital Markets	8.3
Health Care Providers & Services	7.3
Financial Services	6.9
Oil, Gas & Consumable Fuels	5.3
Semiconductors & Semiconductor Equipment	4.4
Insurance	4.4
Consumer Finance	3.7
Diversified Telecommunication Services	3.4
Specialty Retail	3.3
Software	3.2
Professional Services	2.9
Ground Transportation	2.7
Specialized Real Estate Investment Trusts	2.4
Building Products	2.3
Machinery	2.2
Real Estate Management & Development	2.1
Technology Hardware, Storage & Peripherals	2.1
Textiles, Apparel & Luxury Goods	2.1
Household Products	1.9
Communications Equipment	1.9
Diversified Consumer Services	1.8

Industry Diversification	Percent*

IT Services	1.7%
Consumer Staples Distribution & Retail	1.5
Biotechnology	1.4
Industrial Conglomerates	1.3
Household Durables	1.2
Food Products	1.2
Trading Companies & Distributors	1.1
Retail Real Estate Investment Trusts	1.1
Air Freight & Logistics	1.1
Containers & Packaging	0.9
Metals & Mining	0.9
Automobile Components	0.6
Electronic Equipment, Instruments & Components	0.6
Money Market Fund	0.4
Electrical Equipment	0.2
Media	0.1
Broadline Retail	0.1
Commercial Services & Supplies	0.1

Total Investments	99.1%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS - 98.7%

AIR FREIGHT & LOGISTICS - 1.1%

Expeditors International of Washington, Inc.	6,600	$734,646

AUTOMOBILE COMPONENTS - 0.6%

BorgWarner, Inc.	13,600	445,672

BANKS - 9.0%

Bank of America Corp.	40,700	1,506,307

JPMorgan Chase & Co.	13,200	2,530,968
PNC Financial Services Group, Inc. (The)	5,900	904,234

Popular, Inc.	1,400	118,986

Truist Financial Corp.	8,300	311,665

U.S. Bancorp	21,000	853,230

		6,225,390

BIOTECHNOLOGY - 1.4%

Gilead Sciences, Inc.	14,700	958,440

BROADLINE RETAIL - 0.1%

Kohl’s Corp.	3,900	93,366

BUILDING PRODUCTS - 2.3%

Owens Corning	4,400	740,124

Trane Technologies PLC	2,800	888,552

		1,628,676

CAPITAL MARKETS - 8.3%

Ameriprise Financial, Inc.	1,700	700,043

Bank of New York Mellon Corp. (The)	14,800	836,052

BlackRock, Inc.	1,400	1,056,496

Goldman Sachs Group, Inc. (The)	300	128,013

Janus Henderson Group PLC	23,300	727,426

Moody’s Corp.	1,800	666,594

S&P Global, Inc.	2,300	956,409

XP, Inc., Class A	34,700	710,309

		5,781,342

COMMERCIAL SERVICES & SUPPLIES - 0.1%

Waste Management, Inc.	300	62,406

COMMUNICATIONS EQUIPMENT - 1.9%

Cisco Systems, Inc.	27,900	1,310,742

CONSUMER FINANCE - 3.7%

American Express Co.	4,200	982,926

	Shares	Value

Capital One Financial Corp.	6,000	$860,580

Synchrony Financial	16,800	738,864

		2,582,370

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.5%

Kroger Co. (The)	14,900	825,162

Walmart, Inc.	3,200	189,920

		1,015,082

CONTAINERS & PACKAGING - 0.9%

Berry Global Group, Inc.	11,400	645,696

DIVERSIFIED CONSUMER SERVICES - 1.8%

Grand Canyon Education, Inc.(a)	5,100	663,102

H&R Block, Inc.	12,600	595,098

		1,258,200

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.4%

AT&T, Inc.	66,200	1,118,118

Verizon Communications, Inc.	31,700	1,251,833

		2,369,951

ELECTRICAL EQUIPMENT - 0.2%

Acuity Brands, Inc.	700	173,810

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.6%

Vontier Corp.	10,800	438,804

FINANCIAL SERVICES - 6.9%

Berkshire Hathaway, Inc., Class B(a)	4,300	1,705,939

Fiserv, Inc.(a)	5,900	900,753

MGIC Investment Corp.	33,200	673,296

PayPal Holdings, Inc.(a)	11,700	794,664

Western Union Co. (The)	53,800	723,072

		4,797,724

FOOD PRODUCTS - 1.2%

General Mills, Inc.	11,500	810,290

GROUND TRANSPORTATION - 2.7%

CSX Corp.	26,300	873,686

Ryder System, Inc.	5,800	706,730

Union Pacific Corp.	1,200	284,592

		1,865,008

HEALTH CARE PROVIDERS & SERVICES - 7.3%

Cardinal Health, Inc.	7,100	731,584

Cencora, Inc.	3,000	717,150

Cigna Group (The)	2,800	999,712

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP VALUE FUND

	Shares	Value

Elevance Health, Inc.	2,100	$1,110,018

Humana, Inc.	2,300	694,807

McKesson Corp.	1,600	859,536

		5,112,807

HOUSEHOLD DURABLES - 1.2%

D.R. Horton, Inc.	5,800	826,442

HOUSEHOLD PRODUCTS - 1.9%

Colgate-Palmolive Co.	10,800	992,736

Procter & Gamble Co. (The)	2,000	326,400

		1,319,136

INDUSTRIAL CONGLOMERATES - 1.3%

3M Co.	9,400	907,194

INSURANCE - 4.4%

Aflac, Inc.	10,100	844,865
Hartford Financial Services Group, Inc. (The)	8,200	794,498

MetLife, Inc.	11,600	824,528

Progressive Corp. (The)	2,200	458,150

Unum Group	2,200	111,540

		3,033,581

IT SERVICES - 1.7%

International Business Machines Corp.	7,200	1,196,640

MACHINERY - 2.2%

Caterpillar, Inc.	2,400	802,968

Deere & Co.	1,800	704,538

		1,507,506

MEDIA - 0.1%

Comcast Corp., Class A	2,500	95,275

METALS & MINING - 0.9%

Nucor Corp.	1,400	235,942

Reliance, Inc.	1,400	398,608

		634,550

OIL, GAS & CONSUMABLE FUELS - 5.3%

Chevron Corp.	1,500	241,905

Exxon Mobil Corp.	7,400	875,198

Marathon Petroleum Corp.	4,700	854,084

Phillips 66	6,000	859,260

Valero Energy Corp.	5,300	847,311

		3,677,758

PROFESSIONAL SERVICES - 2.9%

Genpact Ltd.	22,900	703,946

	Shares	Value

ManpowerGroup, Inc.	8,100	$611,145

Robert Half, Inc.	9,800	677,572

		1,992,663

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%

CBRE Group, Inc., Class A(a)	8,800	764,632

Jones Lang LaSalle, Inc.(a)	4,000	722,800

		1,487,432

RETAIL REAL ESTATE INVESTMENT TRUSTS - 1.1%

Simon Property Group, Inc.	5,500	772,915

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%

Applied Materials, Inc.	4,100	814,465

Cirrus Logic, Inc.(a)	8,200	726,274

Lam Research Corp.	800	715,528

QUALCOMM, Inc.	4,800	796,080

		3,052,347

SOFTWARE - 3.2%

Dropbox, Inc., Class A(a)	13,500	312,660

Oracle Corp.	9,000	1,023,750

Salesforce, Inc.	3,300	887,502

		2,223,912

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 2.4%

American Tower Corp.	700	120,092

Equinix, Inc.	1,100	782,221

Iron Mountain, Inc.	9,500	736,440

		1,638,753

SPECIALTY RETAIL - 3.3%

Gap, Inc. (The)	35,200	722,304

Lowe’s Cos., Inc.	3,500	797,965

Williams-Sonoma, Inc.	2,600	745,628

		2,265,897

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.1%

Hewlett Packard Enterprise Co.	42,900	729,300

HP, Inc.	25,700	721,913

		1,451,213

TEXTILES, APPAREL & LUXURY GOODS - 2.1%

Carter’s, Inc.	1,400	95,774

Deckers Outdoor Corp.(a)	800	654,776

PVH Corp.	6,400	696,320

		1,446,870

TRADING COMPANIES & DISTRIBUTORS - 1.1%

Ferguson PLC	3,800	797,620

TOTAL COMMON STOCKS (COST $60,562,480)		68,638,126

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD LARGE CAP VALUE FUND

	Shares	Value

MONEY MARKET FUND - 0.4%

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(b)	274,085	$274,085

TOTAL MONEY MARKET FUND (COST $274,085)		274,085

TOTAL INVESTMENTS (COST $60,836,565) - 99.1%		68,912,211

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		594,021

NET ASSETS - 100.0%		$69,506,232

(a)	Represents non-income producing security.

(b)	7-day current yield as of April 30, 2024 is disclosed.

PLC	— Public Limited Company

S&P	— Standard & Poor’s

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*

U.S. Government Agencies	24.2%
U.S. Treasury Obligations	8.6
Money Market Fund	5.0
Consumer Staples Distribution & Retail	4.3
Software	3.9
Semiconductors & Semiconductor Equipment	3.8
Aerospace & Defense	3.8
Oil, Gas & Consumable Fuels	3.4
Specialty Retail	3.0
Health Care Providers & Services	3.0
U.S. Government Agency Mortgage-Backed Obligations	2.7
Capital Markets	2.7
Municipal Bonds	2.5
Household Products	2.4
Textiles, Apparel & Luxury Goods	2.2
Hotels, Restaurants & Leisure	2.2
Financial Services	2.0
Food Products	2.0

Industry Diversification	Percent*

Consumer Finance	2.0%
Air Freight & Logistics	1.9
Insurance	1.7
IT Services	1.4
Banks	1.3
Technology Hardware, Storage & Peripherals	1.2
Broadline Retail	1.0
Machinery	1.0
Communications Equipment	1.0
Entertainment	1.0
Diversified Telecommunication Services	1.0
Electric Utilities	0.9
Industrial Conglomerates	0.9
Beverages	0.9
Trading Companies & Distributors	0.9
Chemicals	0.8

Total Investments	100.6%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SELECT BOND FUND

	Principal Amount	Value

CORPORATE BONDS - 57.6%

AEROSPACE & DEFENSE - 3.8%

General Dynamics Corp., 3.75%, 5/15/28	$2,000,000	$1,902,544
L3Harris Technologies, Inc., 5.40%, 7/31/33	3,000,000	2,922,232
Lockheed Martin Corp., 3.55%, 1/15/26, (Callable 10/15/25 @ 100)	1,000,000	971,591
Raytheon Technologies Corp., 3.75%, 11/1/46, (Callable 5/1/46 @ 100)	2,000,000	1,468,122

		7,264,489

AIR FREIGHT & LOGISTICS - 1.9%
United Parcel Service, Inc., 3.05%, 11/15/27	1,000,000	931,784
United Parcel Service, Inc., 3.75%, 11/15/47	1,000,000	754,092
United Parcel Service, Inc., 3.90%, 4/1/25	2,000,000	1,972,965

		3,658,841

BANKS - 1.3%

Bank of America Corp., 4.45%, 3/3/26	2,000,000	1,959,097

JPMorgan Chase & Co, 4.25%, 10/1/27	500,000	482,391

		2,441,488

BEVERAGES - 0.9%

Coca-Cola Co. (The), 3.45%, 3/25/30	2,000,000	1,837,185

BROADLINE RETAIL - 1.0%

Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	2,000,000	1,981,330

CAPITAL MARKETS - 2.7%
Charles Schwab Corp. (The), 2.00%, 3/20/28	2,000,000	1,766,007
Charles Schwab Corp. (The), 5.00% (H15T5Y + 326 bps), 6/1/27(a)	1,000,000	934,496
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,516,471
Morgan Stanley, 4.00%, 7/23/25	1,000,000	980,922

		5,197,896

CHEMICALS - 0.8%
Sherwin-Williams Co. (The), 2.95%, 8/15/29	1,000,000	886,242
Sherwin-Williams Co. (The), 3.80%, 8/15/49	1,000,000	736,765

		1,623,007

COMMUNICATIONS EQUIPMENT - 1.0%

Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	2,000,000	1,883,664

CONSUMER FINANCE - 2.0%

American Express Co., 4.05%, 5/3/29	3,000,000	2,854,212
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	947,389

		3,801,601

	Principal Amount	Value

CONSUMER STAPLES DISTRIBUTION & RETAIL - 4.3%

Kroger Co. (The), 4.50%, 1/15/29	$1,000,000	$964,351

Sysco Corp., 3.25%, 7/15/27	2,000,000	1,870,546

Target Corp., 3.50%, 7/1/24	2,000,000	1,992,992
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	1,720,578

Walmart, Inc., 3.25%, 7/8/29	2,000,000	1,850,703

		8,399,170

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%

Verizon Communications, Inc., 4.50%, 8/10/33	2,000,000	1,846,660

ELECTRIC UTILITIES - 0.9%

Duke Energy Corp., 4.50%, 8/15/32	2,000,000	1,841,268

ENTERTAINMENT - 1.0%

Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	1,857,212

FINANCIAL SERVICES - 2.0%

Citigroup, Inc., 4.40%, 6/10/25	1,000,000	984,747

Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,044,903
PayPal Holdings, Inc., 4.40%, 6/1/32, (Callable 3/1/32 @ 100)	2,000,000	1,882,543

		3,912,193

FOOD PRODUCTS - 2.0%

General Mills, Inc., 4.20%, 4/17/28	2,000,000	1,914,700

General Mills, Inc., 4.95%, 3/29/33	2,000,000	1,915,732

		3,830,432

HEALTH CARE PROVIDERS & SERVICES - 3.0%

Cigna Group (The), 5.40%, 3/15/33	2,000,000	1,964,754

CVS Health Corp., 5.13%, 2/21/30	1,000,000	978,912
Elevance Health, Inc., 4.75%, 2/15/33, (Callable 11/15/32 @ 100)	2,000,000	1,888,908
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	978,475

		5,811,049

HOTELS, RESTAURANTS & LEISURE - 2.2%
McDonald’s Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	909,664
McDonald’s Corp., 3.63%, 9/1/49, (Callable 3/1/49 @ 100)	2,500,000	1,788,394

Starbucks Corp., 3.75%, 12/1/47	2,000,000	1,476,198

		4,174,256

HOUSEHOLD PRODUCTS - 2.4%
Kimberly-Clark Corp., 4.50%, 2/16/33, (Callable 11/16/32 @ 100)	2,000,000	1,903,731
Procter & Gamble Co. (The), 3.00%, 3/25/30	1,000,000	901,417
Procter & Gamble Co. (The), 4.05%, 1/26/33	2,000,000	1,873,221

		4,678,369

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SELECT BOND FUND

	Principal Amount	Value

INDUSTRIAL CONGLOMERATES - 0.9%

3M Co., 2.88%, 10/15/27	$2,000,000	$1,837,975

INSURANCE - 1.7%
MetLife, Inc., 6.40%, 12/15/36, (Callable 12/15/31 @ 100)	2,000,000	1,990,959
Prudential Financial, Inc., 5.13% (H15T5Y + 316 bps), 3/1/52(a)	1,500,000	1,383,798

		3,374,757

IT SERVICES - 1.4%

Fiserv, Inc., 4.20%, 10/1/28	1,000,000	947,358
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	1,695,072

		2,642,430

MACHINERY - 1.0%
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	1,966,774

OIL, GAS & CONSUMABLE FUELS - 3.4%
Exxon Mobil Corp., 4.11%, 3/1/46, (Callable 9/1/45 @ 100)	2,000,000	1,630,630

Marathon Oil Corp., 6.60%, 10/1/37	2,000,000	2,036,442

Valero Energy Corp., 4.00%, 4/1/29	3,000,000	2,814,093

		6,481,165

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%

Intel Corp., 4.00%, 12/15/32	2,000,000	1,802,353
NVIDIA Corp., 2.85%, 4/1/30	2,000,000	1,773,726

Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	3,805,835

		7,381,914

SOFTWARE - 3.9%
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	3,000,000	2,950,188
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	1,703,042

Oracle Corp., 3.25%, 11/15/27	2,000,000	1,858,430

Salesforce, Inc., 3.70%, 4/11/28	1,000,000	951,908

		7,463,568

SPECIALTY RETAIL - 3.0%

Home Depot, Inc. (The), 4.50%, 9/15/32	2,000,000	1,915,262

Home Depot, Inc. (The), 5.88%, 12/16/36	2,000,000	2,073,009

Lowe’s Cos., Inc., 3.65%, 4/5/29	2,000,000	1,855,322

		5,843,593

	Principal Amount	Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%

Apple, Inc., 1.65%, 5/11/30	$2,000,000	$1,649,668

Apple, Inc., 3.45%, 2/9/45	1,000,000	757,380

		2,407,048

TEXTILES, APPAREL & LUXURY GOODS - 2.2%
NIKE, Inc., 2.85%, 3/27/30	3,000,000	2,649,790
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	1,000,000	875,478

Tapestry, Inc., 4.13%, 7/15/27	689,000	649,348

		4,174,616

TRADING COMPANIES & DISTRIBUTORS - 0.9%

WW Grainger, Inc., 4.60%, 6/15/45, (Callable 12/15/44 @ 100)	2,000,000	1,744,870

TOTAL CORPORATE BONDS (COST $123,076,006)		111,358,820

MUNICIPAL BONDS - 2.5%

CALIFORNIA - 0.2%
California State University Taxable Revenue Refunding Bonds, Series B,1.79%,11/1/30	500,000	412,887

CONNECTICUT - 0.1%
Connecticut State Taxable G.O. Unlimited Bonds, Series A,1.50%,6/1/27	200,000	179,869

LOUISIANA - 0.1%
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A,1.59%,6/15/30	100,000	81,821

TENNESSEE - 0.5%
Metropolitan Government Nashville & Davidson County Water & Sewer Taxable Revenue Refunding Bonds, Series B, Green Bond,2.13%,7/1/32	1,215,000	958,886

TEXAS - 1.6%
Frisco Taxable Certificates G.O. Limited Bonds, Series B, 1.75%, 2/15/30	995,000	835,510
Houston Utility System First Lien Taxable Revenue Refunding Bonds, Series B, 1.93%, 11/15/31	1,240,000	995,535

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SELECT BOND FUND

	Principal Amount	Value

Leander Independent School District Taxable G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 1.99%, 8/15/33	$895,000	$687,102
North Texas Tollway Authority Taxable Revenue Refunding Bonds, Series 2021A, 2.08%, 1/1/31	100,000	82,804
Northwest Independent School District Taxable G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 1.97%, 2/15/34, (Callable 2/15/30 @ 100)	600,000	455,610
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	81,922

		3,138,483

TOTAL MUNICIPAL BONDS (COST $5,996,175)		4,771,946

U.S. GOVERNMENT AGENCIES - 24.2%2

Federal Farm Credit Bank

3.00%, 11/25/30	1,000,000	894,420

5.38%, 6/20/28	1,000,000	990,977

		1,885,397

Federal Home Loan Bank

0.75%, 8/25/28(b)	1,350,000	1,175,729

0.80%, 3/8/27	1,000,000	887,734

0.85%, 2/26/26, (Callable 5/26/24 @ 100)	1,000,000	925,435

0.88%, 3/23/26	1,000,000	922,069

0.90%, 12/1/27	2,000,000	1,735,233

1.00%, 7/29/26	1,000,000	912,079

1.00%, 3/16/27	2,000,000	1,783,890

1.00%, 9/30/26(b)	2,000,000	1,836,929

1.00%, 9/30/27(b)	800,000	720,025

1.07%, 1/25/30	1,000,000	802,127

1.25%, 4/13/26, (Callable 7/13/24 @ 100) (b)	1,000,000	937,719

1.30%, 3/30/26(b)	1,000,000	935,957

1.50%, 4/29/31, (Callable 7/29/24 @ 100) (b)	730,769	615,760

1.75%, 7/29/26	1,000,000	930,110

2.75%, 2/22/34	1,000,000	813,224

2.75%, 3/10/27, (Callable 6/10/24 @ 100) (b)	1,000,000	959,588

3.00%, 2/24/37, (Callable 5/8/24 @ 100)	1,000,000	784,118

3.10%, 5/10/27	1,000,000	944,569

3.50%, 5/24/27(b)	1,000,000	982,656

3.65%, 5/26/27	1,000,000	959,407

5.00%, 12/11/28	2,000,000	1,980,839

5.02%, 1/17/29	2,000,000	1,964,999

5.17%, 7/27/27	2,000,000	1,974,131

	Principal Amount	Value

5.25%, 1/22/29	$2,000,000	$1,983,887
5.40%, 1/28/28, (Callable 7/28/24 @ 100)	500,000	498,613

		28,966,827

Federal Home Loan Mortgage Corp.

0.80%, 10/27/26	1,000,000	899,848

1.05%, 7/21/28	1,000,000	853,006

2.00%, 12/24/24	1,000,000	979,344

5.00%, 9/27/24	1,000,000	998,431

5.15%, 10/17/24	1,000,000	997,788

5.20%, 2/24/26	1,000,000	998,538

5.50%, 5/1/26	1,500,000	1,496,710

5.50%, 12/15/27	2,000,000	1,982,819

6.00%, 7/27/28	2,000,000	1,989,814

		11,196,298

Federal National Mortgage Association

0.40%, 10/29/24	1,000,000	975,918

0.55%, 8/19/25	1,000,000	942,594

0.56%, 10/28/25	1,000,000	934,528

0.58%, 8/25/25	1,000,000	942,255

0.60%, 8/28/25	1,000,000	942,232

		4,737,527

TOTAL U.S. GOVERNMENT AGENCIES (COST $49,861,779)		46,786,049

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.7%

Federal Home Loan Mortgage Corp.

3.00%, 7/15/41	530,536	512,147

3.50%, 2/1/34	135,144	127,636

3.50%, 10/1/49	215,918	189,151

3.50%, 12/15/48	345,499	321,888

4.00%, 12/15/25	1,896,386	1,877,501

5.00%, 11/1/37	2,049	1,999

5.25% (H15T1Y + 225 bps), 5/1/36(a)	7,913	7,904

6.00%, 3/1/38	12,641	12,802

6.04% (RFUCCT1Y + 179 bps), 10/1/37(a)	7,367	7,333

		3,058,361

Federal National Mortgage Association

1.50%, 11/25/44	1,407,950	1,202,091

3.50%, 2/1/43	125,809	112,810

3.50%, 4/1/48	351,686	312,588

4.00%, 9/1/33	93,296	88,667

4.00%, 10/1/46	247,891	227,003

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SELECT BOND FUND

	Principal Amount	Value

5.57% (RFUCCT1Y + 182 bps), 5/1/36(a)	$30,121	$30,018

6.00%, 6/1/36	74,620	73,994

6.00%, 9/1/36	8,113	8,028

6.00%, 5/1/37	19,618	19,561

6.29% (RFUCCT1Y + 204 bps), 10/1/36(a)	14,092	14,157

		2,088,917

Government National Mortgage Association

3.63% (H15T1Y + 150 bps), 1/20/39(a)	8,239	8,013

4.50%, 6/15/40	53,373	50,827

4.50%, 8/20/38	25,354	24,110

5.00%, 5/20/40	30,497	29,391

5.50%, 12/20/38	1,397	1,372

6.00%, 10/15/37	14,791	15,165

6.00%, 6/15/37	16,286	16,628

6.50%, 10/20/38	1,567	1,556

		147,062

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $5,798,598)		5,294,340

U.S. TREASURY OBLIGATIONS - 8.6%

U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,177,578

U.S. Treasury Notes

1.63%, 11/30/26	1,000,000	920,703

1.75%, 11/15/29	1,000,000	859,766

4.00%, 10/31/29	2,000,000	1,930,156

4.00%, 7/31/30	3,000,000	2,883,984

4.00%, 1/31/29	2,000,000	1,937,891

4.13%, 11/15/32	1,000,000	960,156

4.13%, 8/31/30	2,000,000	1,935,391

4.38%, 11/30/28	1,000,000	984,844

4.50%, 7/15/26	1,000,000	989,492

5.00%, 8/31/25	2,000,000	1,994,844

		15,397,227

TOTAL U.S. TREASURY OBLIGATIONS (COST $17,817,297)		16,574,805

	Shares	Value

MONEY MARKET FUND - 5.0%

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(c)	9,676,423	$9,676,423

TOTAL MONEY MARKET FUND (COST $9,676,423)		9,676,423

TOTAL INVESTMENTS (COST $212,226,278) - 100.6%		194,462,383

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%		(1,252,377)

NET ASSETS - 100.0%		$193,210,006

(a)

Variable rate security. The interest rate shown represents the rate in effect at April 30, 2024. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2024.

(c)	7-day current yield as of April 30, 2024 is disclosed.

AGM — Assured Guarantee Municipal Corporation

bps — Basis Points

G.O. — General Obligation

Gtd. — Guaranteed

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

PSF — Permanent School Fund

RFUCCT1Y — 1 Year Refinitiv US Dollar IBOR Consumer Cash Fallback

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SMALL CAP GROWTH FUND

The table below sets forth the diversification of the Steward Small Cap Growth Fund investments by Industry.

Industry Diversification	Percent*

Software	15.5%
Health Care Equipment & Supplies	7.1
Health Care Providers & Services	6.5
Machinery	4.8
Oil, Gas & Consumable Fuels	3.9
Professional Services	3.8
Pharmaceuticals	3.4
Technology Hardware, Storage & Peripherals	3.4
Building Products	3.1
Money Market Fund	2.7
Aerospace & Defense	2.6
Ground Transportation	2.4
Capital Markets	2.3
Biotechnology	2.3
Specialty Retail	2.2
Commercial Services & Supplies	2.2
Electrical Equipment	2.2
Financial Services	2.2
Hotels, Restaurants & Leisure	1.9
Semiconductors & Semiconductor Equipment	1.9
Electronic Equipment, Instruments & Components	1.8
Consumer Staples Distribution & Retail	1.7
Specialized Real Estate Investment Trusts	1.6

Industry Diversification	Percent*

Household Durables	1.5%
Entertainment	1.4
IT Services	1.2
Containers & Packaging	1.1
Life Sciences Tools & Services	1.1
Energy Equipment & Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Personal Care Products	1.0
Household Products	1.0
Construction & Engineering	0.9
Food Products	0.9
Chemicals	0.8
Beverages	0.8
Health Care Technology	0.8
Automobile Components	0.7
Diversified Consumer Services	0.7
Independent Power and Renewable Electricity Producers	0.7
Diversified Telecommunication Services	0.7
Interactive Media & Services	0.6
Water Utilities	0.6
Metals & Mining	0.4

Total Investments	100.5%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SMALL CAP GROWTH FUND

	Shares	Value

COMMON STOCKS - 97.8%

AEROSPACE & DEFENSE - 2.6%

AeroVironment, Inc.(a)	2,700	$431,433
Spirit AeroSystems Holdings, Inc., Class A(a)	10,000	320,000

		751,433

AUTOMOBILE COMPONENTS - 0.7%

Visteon Corp.(a)	1,976	218,605

BEVERAGES - 0.8%

Vita Coco Co., Inc. (The)(a)	9,690	234,886

BIOTECHNOLOGY - 2.3%

Vaxcyte, Inc.(a)	2,600	157,430

Viking Therapeutics, Inc.(a)	6,500	517,270

		674,700

BUILDING PRODUCTS - 3.1%

Simpson Manufacturing Co., Inc.	2,000	347,780

Tecnoglass, Inc.	6,595	366,352

UFP Industries, Inc.	1,857	209,284

		923,416

CAPITAL MARKETS - 2.3%

Cboe Global Markets, Inc.	2,062	373,531

Donnelley Financial Solutions, Inc.(a)	4,900	307,622

		681,153

CHEMICALS - 0.8%

Aspen Aerogels, Inc.(a)	15,710	246,019

COMMERCIAL SERVICES & SUPPLIES - 2.2%

Casella Waste Systems, Inc., Class A(a)	4,986	450,734

Vestis Corp.	11,000	202,620

		653,354

CONSTRUCTION & ENGINEERING - 0.9%

Comfort Systems USA, Inc.	900	278,469

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.7%

Sprouts Farmers Market, Inc.(a)	7,500	495,225

CONTAINERS & PACKAGING - 1.1%

AptarGroup, Inc.	2,182	315,037

DIVERSIFIED CONSUMER SERVICES - 0.7%

Duolingo, Inc.(a)	950	214,462

	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%

Globalstar, Inc.(a)	150,000	$193,500

ELECTRICAL EQUIPMENT - 2.2%

NEXTracker, Inc., Class A(a)	6,720	287,549

nVent Electric PLC	5,014	361,359

		648,908

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.8%

Fabrinet(a)	1,816	314,295

Novanta, Inc.(a)	1,302	203,763

		518,058

ENERGY EQUIPMENT & SERVICES - 1.1%

Weatherford International PLC(a)	2,500	309,050

ENTERTAINMENT - 1.4%

TKO Group Holdings, Inc.	4,249	402,253

FINANCIAL SERVICES - 2.2%

AvidXchange Holdings, Inc.(a)	26,500	308,990

Shift4 Payments, Inc., Class A(a)	5,732	331,654

		640,644

FOOD PRODUCTS - 0.9%

Vital Farms, Inc.(a)	10,000	267,600

GROUND TRANSPORTATION - 2.4%

Landstar System, Inc.	2,370	413,352

Lyft, Inc., Class A(a)	19,000	297,160

		710,512

HEALTH CARE EQUIPMENT & SUPPLIES - 7.1%

Haemonetics Corp.(a)	4,000	367,800

Inspire Medical Systems, Inc.(a)	1,352	326,724

PROCEPT BioRobotics Corp.(a)	8,500	450,330

RxSight, Inc.(a)	7,100	370,123

Shockwave Medical, Inc.(a)	1,686	556,701

		2,071,678

HEALTH CARE PROVIDERS & SERVICES - 6.5%

Ensign Group, Inc. (The)	3,250	384,670

HealthEquity, Inc.(a)	5,700	449,787

NeoGenomics, Inc.(a)	19,000	264,480

Option Care Health, Inc.(a)	10,611	317,163

Progyny, Inc.(a)	10,200	327,012

R1 RCM, Inc.(a)	12,000	147,480

		1,890,592

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SMALL CAP GROWTH FUND

	Shares	Value

HEALTH CARE TECHNOLOGY - 0.8%

Doximity, Inc., Class A(a)	9,600	$233,184

HOTELS, RESTAURANTS & LEISURE - 1.9%

First Watch Restaurant Group, Inc.(a)	13,966	356,412

Portillo’s, Inc., Class A(a)	17,000	208,420

		564,832

HOUSEHOLD DURABLES - 1.5%

Installed Building Products, Inc.	1,200	282,876

Lovesac (The), Co.(a)	7,000	155,260

		438,136

HOUSEHOLD PRODUCTS - 1.0%

Reynolds Consumer Products, Inc.	10,000	286,300

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%

Clearway Energy, Inc., Class C	8,340	194,989

INTERACTIVE MEDIA & SERVICES - 0.6%

Cars.com, Inc.(a)	11,204	187,219

IT SERVICES - 1.2%

DigitalOcean Holdings, Inc.(a)	10,324	339,247

LIFE SCIENCES TOOLS & SERVICES - 1.1%

Medpace Holdings, Inc.(a)	810	314,563

MACHINERY - 4.8%

Atmus Filtration Technologies, Inc.(a)	12,010	363,783

Chart Industries, Inc.(a)	2,223	320,245

Donaldson Co., Inc.	5,910	426,702

ESCO Technologies, Inc.	3,000	304,350

		1,415,080

METALS & MINING - 0.4%

MP Materials Corp.(a)	7,667	122,672

OIL, GAS & CONSUMABLE FUELS - 3.9%

Gulfport Energy Corp.(a)	2,646	419,947

Magnolia Oil & Gas Corp., Class A	16,034	401,972

Matador Resources Co.	5,141	320,284

		1,142,203

PERSONAL CARE PRODUCTS - 1.0%

elf Beauty, Inc.(a)	1,843	299,543

PHARMACEUTICALS - 3.4%

Amphastar Pharmaceuticals, Inc.(a)	8,353	344,561

	Shares	Value

Intra-Cellular Therapies, Inc.(a)	3,800	$272,878

Ligand Pharmaceuticals, Inc.(a)	5,300	370,417

		987,856

PROFESSIONAL SERVICES - 3.8%

CACI International, Inc., Class A(a)	791	318,164

Paycor HCM, Inc.(a)	14,000	243,180

Upwork, Inc.(a)	13,590	159,003

Verra Mobility Corp.(a)	16,673	393,149

		1,113,496

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%

Navitas Semiconductor Corp.(a)	47,000	203,510

Silicon Laboratories, Inc.(a)	2,900	352,321

		555,831

SOFTWARE - 15.5%

Appian Corp., Class A(a)	8,805	329,659

BlackLine, Inc.(a)	5,842	339,128

CCC Intelligent Solutions Holdings, Inc.(a)	30,000	336,600

Clear Secure, Inc., Class A	18,000	314,460

Clearwater Analytics Holdings, Inc., Class A(a)	12,191	192,374

Gitlab, Inc., Class A(a)	4,300	225,621

MicroStrategy, Inc., Class A(a)	310	330,159

Monday.com Ltd.(a)	1,200	227,196

PowerSchool Holdings, Inc., Class A(a)	17,664	305,941

Procore Technologies, Inc.(a)	6,216	425,299

Qualys, Inc.(a)	2,494	408,792

Rapid7, Inc.(a)	6,439	288,467

Sprout Social, Inc., Class A(a)	5,601	282,570

SPS Commerce, Inc.(a)	1,147	199,429

Workiva, Inc.(a)	4,300	338,840

		4,544,535

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.6%

National Storage Affiliates Trust	13,000	455,520

SPECIALTY RETAIL - 2.2%

Academy Sports & Outdoors, Inc.	7,000	408,100

Winmark Corp.	700	251,524

		659,624

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.4%

Super Micro Computer, Inc.(a)	1,150	987,620

TEXTILES, APPAREL & LUXURY GOODS - 1.0%

On Holding AG, Class A(a)	9,700	307,975

WATER UTILITIES - 0.6%

Consolidated Water Co. Ltd.	7,099	180,670

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD SMALL CAP GROWTH FUND

	Shares	Value

TOTAL COMMON STOCKS (COST $29,121,412)		28,670,649

MONEY MARKET FUND - 2.7%

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(b)	775,516	$775,516

TOTAL MONEY MARKET FUND (COST $775,516)		775,516

TOTAL INVESTMENTS (COST $29,896,928) - 100.5%		29,446,165

	Shares	Value

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%		$(141,212)

NET ASSETS - 100.0%		$29,304,953

(a)	Represents non-income producing security.

(b)	7-day current yield as of April 30, 2024 is disclosed.

AG	— Aktiengesellschaft

PLC	— Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*

Software	10.3%
Semiconductors & Semiconductor Equipment	9.7
Technology Hardware, Storage & Peripherals	6.2
Interactive Media & Services	6.0
Financial Services	4.1
Oil, Gas & Consumable Fuels	3.6
Broadline Retail	3.6
Banks	3.2
Health Care Equipment & Supplies	3.2
Capital Markets	2.8
Health Care Providers & Services	2.6
Insurance	2.4
Specialty Retail	2.3
Consumer Staples Distribution & Retail	1.9
Hotels, Restaurants & Leisure	1.8
Pharmaceuticals	1.8
Machinery	1.8
Life Sciences Tools & Services	1.7
Electric Utilities	1.7
Beverages	1.6
Household Products	1.5
Aerospace & Defense	1.5
Chemicals	1.5
Specialized Real Estate Investment Trusts	1.4
Automobiles	1.3
Entertainment	1.2
IT Services	1.2
Food Products	1.2
Ground Transportation	1.1
Biotechnology	1.0
Communications Equipment	1.0
Professional Services	0.9
Money Market Fund	0.9
Electronic Equipment, Instruments & Components	0.8
Multi-Utilities	0.8

Industry Diversification	Percent*

Building Products	0.8%
Commercial Services & Supplies	0.8
Diversified Telecommunication Services	0.7
Media	0.7
Consumer Finance	0.6
Electrical Equipment	0.6
Air Freight & Logistics	0.6
Textiles, Apparel & Luxury Goods	0.5
Containers & Packaging	0.4
Industrial Conglomerates	0.4
Metals & Mining	0.4
Retail Real Estate Investment Trusts	0.4
Trading Companies & Distributors	0.4
Energy Equipment & Services	0.3
Wireless Telecommunication Services	0.3
Distributors	0.3
Household Durables	0.3
Real Estate Management & Development	0.2
Residential Real Estate Investment Trusts	0.2
Industrial Real Estate Investment Trusts	0.2
Passenger Airlines	0.2
Construction Materials	0.2
Personal Care Products	0.2
Automobile Components	0.1
Health Care Real Estate Investment Trusts	0.1
Leisure Products	0.1
Office Real Estate Investment Trusts	0.1
Construction & Engineering	0.1
Gas Utilities	0.1
Hotel & Resort Real Estate Investment Trusts	0.1
Water Utilities	0.0**
Independent Power and Renewable Electricity Producers	0.0**

Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2024.

**	Amount rounds to less than 0.1%.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

COMMON STOCKS - 99.1%

AEROSPACE & DEFENSE - 1.5%

Axon Enterprise, Inc.(a)	369	$115,741

Boeing Co. (The)(a)	2,892	485,393

General Dynamics Corp.	1,396	400,778

Howmet Aerospace, Inc.	2,606	173,950

Huntington Ingalls Industries, Inc.	148	40,986

L3Harris Technologies, Inc.	917	196,284

Lockheed Martin Corp.	1,256	583,952

Northrop Grumman Corp.	771	373,958

RTX Corp.	6,946	705,158

Textron, Inc.	790	66,826

TransDigm Group, Inc.	273	340,712

		3,483,738

AIR FREIGHT & LOGISTICS - 0.6%

C.H. Robinson Worldwide, Inc.	3,666	260,286
Expeditors International of Washington, Inc.	2,726	303,431

FedEx Corp.	1,157	302,879

United Parcel Service, Inc., Class B	3,789	558,802

		1,425,398

AUTOMOBILE COMPONENTS - 0.1%

Aptiv PLC(a)	3,888	276,048

BorgWarner, Inc.	1,280	41,946

		317,994

AUTOMOBILES - 1.3%

Ford Motor Co.	24,591	298,780

General Motors Co.	5,673	252,619

Tesla, Inc.(a)	13,924	2,551,991

		3,103,390

BANKS - 3.2%

Bank of America Corp.	39,126	1,448,053

Citigroup, Inc.	9,513	583,432

Citizens Financial Group, Inc.	1,470	50,142

Fifth Third Bancorp	4,350	158,601

Huntington Bancshares, Inc.	12,350	166,354

JPMorgan Chase & Co.	14,882	2,853,475

KeyCorp	7,900	114,471

M&T Bank Corp.	300	43,317
PNC Financial Services Group, Inc. (The)	1,500	229,890

Regions Financial Corp.	7,892	152,079

Truist Financial Corp.	7,110	266,980

	Shares	Value

U.S. Bancorp	7,905	$321,180

Wells Fargo & Co.	18,536	1,099,556

		7,487,530

BEVERAGES - 1.6%

Coca-Cola Co. (The)	25,724	1,588,972

Keurig Dr Pepper, Inc.	5,015	169,006

Monster Beverage Corp.(a)	6,052	323,479

PepsiCo, Inc.	8,587	1,510,539

		3,591,996

BIOTECHNOLOGY - 1.0%

Amgen, Inc.	3,417	936,053

Biogen, Inc.(a)	1,518	326,097

Gilead Sciences, Inc.	9,348	609,490

Incyte Corp.(a)	3,630	188,941

Moderna, Inc.(a)	1,993	219,848

		2,280,429

BROADLINE RETAIL - 3.6%

Amazon.com, Inc.(a)	46,409	8,121,575

eBay, Inc.	3,009	155,084

Etsy, Inc.(a)	424	29,116

		8,305,775

BUILDING PRODUCTS - 0.8%

A.O. Smith Corp.	807	66,852

Allegion PLC	311	37,805

Builders FirstSource, Inc.(a)	530	96,895

Carrier Global Corp.	5,219	320,916

Johnson Controls International PLC	7,424	483,080

Masco Corp.	1,487	101,785

Trane Technologies PLC	2,031	644,517

		1,751,850

CAPITAL MARKETS - 2.8%

Ameriprise Financial, Inc.	568	233,897
Bank of New York Mellon Corp. (The)	4,349	245,675

BlackRock, Inc.	743	560,698

Blackstone, Inc.	3,757	438,104

Cboe Global Markets, Inc.	762	138,036

Charles Schwab Corp. (The)	7,781	575,405

CME Group, Inc.	2,130	446,533

FactSet Research Systems, Inc.	224	93,383

Franklin Resources, Inc.	2,300	52,532

Goldman Sachs Group, Inc. (The)	1,564	667,374

Intercontinental Exchange, Inc.	3,189	410,616

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Invesco Ltd.	2,500	$35,425

MarketAxess Holdings, Inc.	148	29,613

Moody’s Corp.	831	307,744

Morgan Stanley	6,722	610,627

MSCI, Inc.	399	185,850

Nasdaq, Inc.	6,524	390,461

Northern Trust Corp.	1,041	85,768

Raymond James Financial, Inc.	1,114	135,908

S&P Global, Inc.	1,692	703,584

State Street Corp.	1,585	114,897

T. Rowe Price Group, Inc.	1,119	122,609

		6,584,739

CHEMICALS - 1.5%

Air Products and Chemicals, Inc.	1,047	247,448

Albemarle Corp.	376	45,237

Celanese Corp.	155	23,810

CF Industries Holdings, Inc.	993	78,417

Corteva, Inc.	3,807	206,073

Dow, Inc.	4,069	231,526

DuPont de Nemours, Inc.	2,234	161,965

Eastman Chemical Co.	93	8,783

Ecolab, Inc.	1,539	348,045

FMC Corp.	345	20,358
International Flavors & Fragrances, Inc.	1,328	112,415

Linde PLC	2,651	1,168,985
LyondellBasell Industries N.V., Class A	1,530	152,954

Mosaic Co. (The)	2,160	67,802

PPG Industries, Inc.	1,165	150,285

Sherwin-Williams Co. (The)	1,254	375,711

		3,399,814

COMMERCIAL SERVICES & SUPPLIES - 0.8%

Cintas Corp.	534	351,554

Copart, Inc.(a)	5,166	280,565

Republic Services, Inc.	1,754	336,242

Rollins, Inc.	2,895	129,001

Veralto Corp.	1,390	130,215

Waste Management, Inc.	2,453	510,273

		1,737,850

COMMUNICATIONS EQUIPMENT - 1.0%

Arista Networks, Inc.(a)	1,273	326,601

	Shares	Value

Cisco Systems, Inc.	27,247	$1,280,064

F5, Inc.(a)	312	51,576

Juniper Networks, Inc.	6,617	230,404

Motorola Solutions, Inc.	959	325,245

		2,213,890

CONSTRUCTION & ENGINEERING - 0.1%

Quanta Services, Inc.	609	157,463

CONSTRUCTION MATERIALS - 0.2%

Martin Marietta Materials, Inc.	337	197,843

Vulcan Materials Co.	686	176,734

		374,577

CONSUMER FINANCE - 0.6%

American Express Co.	3,061	716,366

Capital One Financial Corp.	1,779	255,162

Discover Financial Services	1,219	154,484

Synchrony Financial	7,178	315,688

		1,441,700

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.9%

Costco Wholesale Corp.	2,368	1,711,827

Dollar General Corp.	1,108	154,223

Dollar Tree, Inc.(a)	1,038	122,743

Kroger Co. (The)	4,059	224,787

Sysco Corp.	2,990	222,217

Target Corp.	2,396	385,708

Walgreens Boots Alliance, Inc.	4,509	79,945

Walmart, Inc.	27,081	1,607,257

		4,508,707

CONTAINERS & PACKAGING - 0.4%

Amcor PLC	31,380	280,537

Avery Dennison Corp.	497	107,988

Ball Corp.	5,240	364,547

International Paper Co.	2,236	78,126

Packaging Corp. of America	533	92,198

Westrock Co.	1,601	76,784

		1,000,180

DISTRIBUTORS - 0.3%

Genuine Parts Co.	703	110,519

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

LKQ Corp.	5,803	$250,283

Pool Corp.	761	275,885

		636,687

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%

AT&T, Inc.	45,941	775,943

Verizon Communications, Inc.	22,561	890,934

		1,666,877

ELECTRIC UTILITIES - 1.7%

Alliant Energy Corp.	2,090	104,082

American Electric Power Co., Inc.	2,934	252,412

Constellation Energy Corp.	1,665	309,590

Duke Energy Corp.	4,970	488,352

Edison International	2,094	148,800

Entergy Corp.	764	81,496

Evergy, Inc.	1,721	90,266

Eversource Energy	1,973	119,603

Exelon Corp.	6,595	247,840

FirstEnergy Corp.	4,259	163,290

NextEra Energy, Inc.	10,857	727,093

NRG Energy, Inc.	1,200	87,204

PG&E Corp.	8,106	138,694

Pinnacle West Capital Corp.	510	37,562

PPL Corp.	7,780	213,639

Southern Co. (The)	7,424	545,664

Xcel Energy, Inc.	3,140	168,712

		3,924,299

ELECTRICAL EQUIPMENT - 0.6%

AMETEK, Inc.	1,204	210,291

Eaton Corp. PLC	2,060	655,615

Emerson Electric Co.	3,041	327,759

Generac Holdings, Inc.(a)	175	23,793

Hubbell, Inc.	247	91,518

Rockwell Automation, Inc.	483	130,874

		1,439,850

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%

Amphenol Corp., Class A	3,382	408,444

CDW Corp.	714	172,688

Corning, Inc.	5,970	199,278

Jabil, Inc.	550	64,548

Keysight Technologies, Inc.(a)	2,431	359,642

TE Connectivity Ltd.	1,535	217,172

	Shares	Value

Teledyne Technologies, Inc.(a)	214	$81,637

Trimble, Inc.(a)	5,213	313,145

Zebra Technologies Corp., Class A(a)	141	44,353

		1,860,907

ENERGY EQUIPMENT & SERVICES - 0.3%

Baker Hughes Co.	5,217	170,178

Halliburton Co.	4,080	152,878

Schlumberger N.V.	7,767	368,777

		691,833

ENTERTAINMENT - 1.2%

Electronic Arts, Inc.	3,305	419,140

Live Nation, Inc.(a)	740	65,793

Netflix, Inc.(a)	2,192	1,207,003

Walt Disney Co. (The)	9,516	1,057,228

Warner Bros Discovery, Inc.(a)	13,884	102,186

		2,851,350

FINANCIAL SERVICES - 4.1%

Berkshire Hathaway, Inc., Class B(a)	9,621	3,816,939

Corpay, Inc.(a)	331	100,008
Fidelity National Information Services, Inc.	3,110	211,231

Fiserv, Inc.(a)	3,291	502,437

Global Payments, Inc.	1,262	154,936

Jack Henry & Associates, Inc.	411	66,866

Mastercard, Inc., Class A	4,497	2,029,046

PayPal Holdings, Inc.(a)	5,394	366,361

Visa, Inc., Class A	8,492	2,281,036

		9,528,860

FOOD PRODUCTS - 1.2%

Archer-Daniels-Midland Co.	2,648	155,332

Bunge Global SA	3,114	316,881

Campbell Soup Co.	2,562	117,109

Conagra Brands, Inc.	4,970	152,977

General Mills, Inc.	4,469	314,886

Hershey Co. (The)	1,121	217,384

Hormel Foods Corp.	4,023	143,058

J M Smucker Co. (The)	570	65,464

Kellanova	2,538	146,849

Kraft Heinz Co. (The)	6,176	238,455

Lamb Weston Holdings, Inc.	784	65,338

McCormick & Co., Inc.	1,409	107,168

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Mondelez International, Inc., Class A	8,434	$606,742

Tyson Foods, Inc., Class A	1,566	94,978

		2,742,621

GAS UTILITIES - 0.1%

Atmos Energy Corp.	1,280	150,912

GROUND TRANSPORTATION - 1.1%

CSX Corp.	12,654	420,366

J.B. Hunt Transport Services, Inc.	1,557	253,121

Norfolk Southern Corp.	1,075	247,594

Old Dominion Freight Line, Inc.	918	166,810

Uber Technologies, Inc.(a)	10,484	694,775

Union Pacific Corp.	3,154	748,002

		2,530,668

HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%

Abbott Laboratories	10,917	1,156,874

Align Technology, Inc.(a)	376	106,175

Baxter International, Inc.	3,423	138,187

Becton, Dickinson and Co.	1,838	431,195

Boston Scientific Corp.(a)	11,065	795,242

Cooper Cos., Inc. (The)	3,896	346,978

DENTSPLY SIRONA, Inc.	1,853	55,609

Dexcom, Inc.(a)	2,114	269,302

Edwards Lifesciences Corp.(a)	3,714	314,464

GE HealthCare Technologies, Inc.	2,492	189,990

Hologic, Inc.(a)	2,143	162,375

IDEXX Laboratories, Inc.(a)	955	470,586

Insulet Corp.(a)	368	63,274

Intuitive Surgical, Inc.(a)	1,987	736,422

Medtronic PLC	8,397	673,775

ResMed, Inc.	918	196,443

Solventum Corp.(a)	789	51,293

STERIS PLC	749	153,215

Stryker Corp.	2,127	715,735

Teleflex, Inc.	325	67,844

Zimmer Holdings, Inc.	1,772	213,136

		7,308,114

HEALTH CARE PROVIDERS & SERVICES - 2.6%

Cardinal Health, Inc.	4,231	435,962

Cencora, Inc.	2,806	670,774

Cigna Group (The)	2,538	906,168

CVS Health Corp.	7,202	487,647

DaVita, Inc.(a)	452	62,833

	Shares	Value

Elevance Health, Inc.	2,826	$1,493,767

Henry Schein, Inc.(a)	1,126	78,009

Humana, Inc.	1,354	409,030
Laboratory Corporation of America Holdings	877	176,602

McKesson Corp.	1,543	828,915

Molina Healthcare, Inc.(a)	884	302,416

Quest Diagnostics, Inc.	1,277	176,456

		6,028,579

HEALTH CARE REAL ESTATE INVESTMENT TRUSTS - 0.1%

Welltower, Inc.	3,086	294,034

HOTEL & RESORT REAL ESTATE INVESTMENT TRUSTS - 0.1%

Host Hotels & Resorts, Inc.	6,193	116,862

HOTELS, RESTAURANTS & LEISURE - 1.8%

Airbnb, Inc., Class A(a)	2,178	345,365

Booking Holdings, Inc.	177	611,009

Carnival Corp.(a)	6,190	91,736

Chipotle Mexican Grill, Inc.(a)	141	445,504

Domino’s Pizza, Inc.	167	88,388

Expedia Group, Inc.(a)	545	73,373

Hilton Worldwide Holdings, Inc.	1,330	262,382

Marriott International, Inc., Class A	1,349	318,539

McDonald’s Corp.	3,851	1,051,477
Norwegian Cruise Line Holdings Ltd.(a)	2,830	53,544

Royal Caribbean Cruises Ltd.(a)	1,090	152,197

Starbucks Corp.	5,963	527,666

Yum! Brands, Inc.	1,563	220,774

		4,241,954

HOUSEHOLD DURABLES - 0.3%

D.R. Horton, Inc.	1,494	212,880

Garmin Ltd.	1,008	145,626

Lennar Corp., Class A	636	96,430

Mohawk Industries, Inc.(a)	34	3,921

NVR, Inc.(a)	13	96,705

PulteGroup, Inc.	325	36,212

		591,774

HOUSEHOLD PRODUCTS - 1.5%

Church & Dwight Co., Inc.	2,232	240,811

Clorox Co. (The)	716	105,875

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Colgate-Palmolive Co.	6,433	$591,321

Kimberly-Clark Corp.	2,491	340,096

Procter & Gamble Co. (The)	14,098	2,300,794

		3,578,897

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.0%

AES Corp. (The)	5,250	93,975

INDUSTRIAL CONGLOMERATES - 0.4%

3M Co.	2,811	271,290

Honeywell International, Inc.	3,663	705,970

		977,260

INDUSTRIAL REAL ESTATE INVESTMENT TRUSTS - 0.2%

Prologis, Inc.	4,838	493,718

INSURANCE - 2.4%

Aflac, Inc.	3,137	262,410

Allstate Corp. (The)	1,592	270,736

American International Group, Inc.	3,722	280,304

Aon PLC, Class A	1,191	335,874

Arch Capital Group Ltd.(a)	2,274	212,710

Arthur J. Gallagher & Co.	1,564	367,055

Assurant, Inc.	264	46,042

Brown & Brown, Inc.	1,794	146,283

Chubb Ltd.	2,562	637,016

Cincinnati Financial Corp.	902	104,352

Everest Group Ltd.	261	95,633

Globe Life, Inc.	487	37,095

Hartford Financial Services Group, Inc. (The)	2,460	238,349

Loews Corp.	880	66,132

Marsh & McLennan Cos., Inc.	3,357	669,486

MetLife, Inc.	3,899	277,141

Principal Financial Group, Inc.	1,232	97,500

Progressive Corp. (The)	3,506	730,124

Prudential Financial, Inc.	1,506	166,383

Travelers Cos., Inc. (The)	1,481	314,209

W.R. Berkley Corp.	1,439	110,760

Willis Towers Watson PLC	629	157,967

		5,623,561

INTERACTIVE MEDIA & SERVICES - 6.0%

Alphabet, Inc., Class A(a)	29,732	4,839,775

Alphabet, Inc., Class C(a)	25,441	4,188,606

	Shares	Value

Match Group, Inc.(a)	1,300	$40,066

Meta Platforms, Inc., Class A	11,135	4,789,943

		13,858,390

IT SERVICES - 1.2%

Accenture PLC, Class A	4,031	1,212,968

Akamai Technologies, Inc.(a)	811	81,854

Cognizant Technology Solutions Corp., Class A	2,833	186,072

EPAM Systems, Inc.(a)	260	61,168

Gartner, Inc.(a)	409	168,749

International Business Machines Corp.	6,009	998,696

VeriSign, Inc.(a)	575	97,451

		2,806,958

LEISURE PRODUCTS - 0.1%

Hasbro, Inc.	4,795	293,934

LIFE SCIENCES TOOLS & SERVICES - 1.7%

Agilent Technologies, Inc.	4,394	602,154

Bio-Rad Laboratories, Inc., Class A(a)	320	86,320

Bio-Techne Corp.	2,411	152,399

Danaher Corp.	5,313	1,310,292

Illumina, Inc.(a)	1,118	137,570

IQVIA Holdings, Inc.(a)	1,449	335,835

Mettler-Toledo International, Inc.(a)	427	525,082

Revvity, Inc.	1,738	178,093

Waters Corp.(a)	1,402	433,274

West Pharmaceutical Services, Inc.	536	191,609

		3,952,628

MACHINERY - 1.8%

Caterpillar, Inc.	2,569	859,510

Cummins, Inc.	649	183,336

Deere & Co.	1,293	506,093

Dover Corp.	638	114,393

Fortive Corp.	2,024	152,347

IDEX Corp.	365	80,468

Illinois Tool Works, Inc.	1,620	395,458

Ingersoll Rand, Inc.	2,449	228,541

Nordson Corp.	216	55,769

Otis Worldwide Corp.	2,409	219,701

PACCAR, Inc.	2,746	291,378

Parker-Hannifin Corp.	598	325,856

Pentair PLC	540	42,709

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Snap-on, Inc.	252	$67,526

Stanley Black & Decker, Inc.	317	28,974

Westinghouse Air Brake Technologies Corp.	820	132,086

Xylem, Inc.	3,172	414,580

		4,098,725

MEDIA - 0.7%

Charter Communications, Inc., Class A(a)	368	94,186

Comcast Corp., Class A	21,354	813,801

Fox Corp., Class A	1,088	33,739

Fox Corp., Class B	3,263	93,583

Interpublic Group of Cos., Inc. (The)	7,870	239,563

News Corp., Class A	2,690	64,022

News Corp., Class B	1,680	41,227

Omnicom Group, Inc.	1,001	92,933

Paramount Global, Class B	3,380	38,498

		1,511,552

METALS & MINING - 0.4%

Freeport-McMoRan, Inc.	7,958	397,422

Newmont Corp.	5,613	228,112

Nucor Corp.	1,218	205,270

Steel Dynamics, Inc.	646	84,058

		914,862

MULTI-UTILITIES - 0.8%

Ameren Corp.	1,395	103,049

CenterPoint Energy, Inc.	5,180	150,945

CMS Energy Corp.	2,241	135,827

Consolidated Edison, Inc.	2,853	269,323

Dominion Energy, Inc.	4,568	232,877

DTE Energy Co.	1,020	112,526

NiSource, Inc.	4,370	121,748

Public Service Enterprise Group, Inc.	3,290	227,273

Sempra	3,920	280,790

WEC Energy Group, Inc.	2,365	195,444

		1,829,802

OFFICE REAL ESTATE INVESTMENT TRUSTS - 0.1%

Alexandria Real Estate Equities, Inc.	553	64,076

Boston Properties, Inc.	3,350	207,332

		271,408

OIL, GAS & CONSUMABLE FUELS - 3.6%

APA Corp.	1,420	44,645

Chevron Corp.	9,121	1,470,944

ConocoPhillips	6,029	757,363

	Shares	Value

Coterra Energy, Inc.	4,790	$131,054

Devon Energy Corp.	3,180	162,752

Diamondback Energy, Inc.	714	143,607

EOG Resources, Inc.	2,815	371,946

EQT Corp.	1,813	72,683

Exxon Mobil Corp.	20,623	2,439,082

Hess Corp.	1,382	217,651

Kinder Morgan, Inc.	18,540	338,911

Marathon Oil Corp.	5,060	135,861

Marathon Petroleum Corp.	1,836	333,638

Occidental Petroleum Corp.	3,985	263,568

ONEOK, Inc.	2,812	222,485

Phillips 66	2,220	317,926

Pioneer Natural Resources Co.	1,072	288,711

Targa Resources Corp.	864	98,548

Valero Energy Corp.	1,673	267,463

Williams Cos., Inc. (The)	7,696	295,219

		8,374,057

PASSENGER AIRLINES - 0.2%

American Airlines Group, Inc.(a)	5,650	76,332

Delta Air Lines, Inc.	3,477	174,093

Southwest Airlines Co.	4,040	104,798

United Airlines Holdings, Inc.(a)	1,020	52,489

		407,712

PERSONAL CARE PRODUCTS - 0.2%

Estee Lauder Cos., Inc., (The)

Class A	1,135	166,516

Kenvue, Inc.	10,007	188,332

		354,848

PHARMACEUTICALS - 1.8%

Catalent, Inc.(a)	1,269	70,874

Eli Lilly & Co.	4,353	3,400,128

Zoetis, Inc.	4,791	762,919

		4,233,921

PROFESSIONAL SERVICES - 0.9%

Automatic Data Processing, Inc.	3,381	817,830

Broadridge Financial Solutions, Inc.	1,821	352,200

Dayforce, Inc.(a)	660	40,504

Equifax, Inc.	569	125,288

Jacobs Solutions, Inc.	560	80,377

Paychex, Inc.	2,190	260,194

Paycom Software, Inc.	172	32,332

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Robert Half, Inc.	3,354	$231,895

Verisk Analytics, Inc.	884	192,677

		2,133,297

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%

CBRE Group, Inc., Class A(a)	4,188	363,895

CoStar Group, Inc.(a)	2,200	201,366

		565,261

RESIDENTIAL REAL ESTATE INVESTMENT TRUSTS - 0.2%

AvalonBay Communities, Inc.	589	111,657

Camden Property Trust	380	37,878

Equity Residential	2,389	153,852

Essex Property Trust, Inc.	229	56,391

Invitation Homes, Inc.	175	5,985

Mid-America Apartment Communities, Inc.	500	65,000

UDR, Inc.	2,330	88,726

		519,489

RETAIL REAL ESTATE INVESTMENT TRUSTS - 0.4%

Federal Realty Investment Trust	2,256	235,008

Kimco Realty Corp.	5,150	95,945

Realty Income Corp.	3,880	207,735

Regency Centers Corp.	1,449	85,810

Simon Property Group, Inc.	1,650	231,874

		856,372

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.7%

Advanced Micro Devices, Inc.(a)	8,110	1,284,462

Analog Devices, Inc.	2,586	518,777

Applied Materials, Inc.	5,511	1,094,760

Broadcom, Inc.	2,220	2,886,599

Enphase Energy, Inc.(a)	575	62,537

First Solar, Inc.(a)	497	87,621

Intel Corp.	27,219	829,363

KLA Corp.	669	461,135

Lam Research Corp.	871	779,031

Microchip Technology, Inc.	2,895	266,282

Micron Technology, Inc.	5,553	627,267

Monolithic Power Systems, Inc.	207	138,551

NVIDIA Corp.	12,775	11,037,856

NXP Semiconductors N.V.	1,204	308,453

ON Semiconductor Corp.(a)	2,054	144,109

Qorvo, Inc.(a)	283	33,066

QUALCOMM, Inc.	5,808	963,257

Skyworks Solutions, Inc.	560	59,690

	Shares	Value

Teradyne, Inc.	561	$65,256

Texas Instruments, Inc.	4,707	830,409

		22,478,481

SOFTWARE - 10.3%

Adobe, Inc.(a)	2,778	1,285,742

ANSYS, Inc.(a)	1,126	365,815

Autodesk, Inc.(a)	2,029	431,873

Cadence Design Systems, Inc.(a)	2,202	606,937

Fair Isaac Corp.(a)	129	146,199

Fortinet, Inc.(a)	3,727	235,472

Gen Digital, Inc.	5,261	105,956

Intuit, Inc.	1,822	1,139,880

Microsoft Corp.	37,880	14,747,820

Oracle Corp.	8,304	944,580

Palo Alto Networks, Inc.(a)	1,594	463,679

PTC, Inc.(a)	649	115,158

Roper Technologies, Inc.	632	323,243

Salesforce, Inc.	5,773	1,552,591

ServiceNow, Inc.(a)	1,060	734,930

Synopsys, Inc.(a)	1,202	637,769

Tyler Technologies, Inc.(a)	207	95,541

		23,933,185

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.4%

American Tower Corp.	3,636	623,792

Crown Castle, Inc.	4,418	414,320

Digital Realty Trust, Inc.	3,208	445,206

Equinix, Inc.	790	561,777

Extra Space Storage, Inc.	1,077	144,620

Iron Mountain, Inc.	4,734	366,980

Public Storage	853	221,311

SBA Communications Corp.	1,635	304,306

Weyerhaeuser Co.	5,852	176,555

		3,258,867

SPECIALTY RETAIL - 2.3%

AutoZone, Inc.(a)	93	274,945

Bath & Body Works, Inc.	1,330	60,409

Best Buy Co., Inc.	4,024	296,327

CarMax, Inc.(a)	2,903	197,317

Home Depot, Inc. (The)	5,789	1,934,800

Lowe’s Cos., Inc.	3,898	888,705

O’Reilly Automotive, Inc.(a)	332	336,402

Ross Stores, Inc.	1,790	231,895

TJX Cos., Inc. (The)	6,350	597,471

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value

Tractor Supply Co.	1,463	$399,516

Ulta Beauty, Inc.(a)	270	109,307

		5,327,094

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.2%

Apple, Inc.	73,982	12,601,354

Hewlett Packard Enterprise Co.	23,069	392,173

HP, Inc.	13,136	368,990

NetApp, Inc.	1,096	112,022

Seagate Technology Holdings PLC	3,538	303,950

Super Micro Computer, Inc.(a)	247	212,124

Western Digital Corp.(a)	4,981	352,804

		14,343,417

TEXTILES, APPAREL & LUXURY GOODS - 0.5%

Deckers Outdoor Corp.(a)	115	94,124

Lululemon Athletica, Inc.(a)	541	195,085

NIKE, Inc., Class B	6,370	587,696

Ralph Lauren Corp.	28	4,582

Tapestry, Inc.	1,070	42,714

VF Corp.	14,770	184,034

		1,108,235

TRADING COMPANIES & DISTRIBUTORS - 0.4%

Fastenal Co.	3,416	232,083

United Rentals, Inc.	244	162,990

W.W. Grainger, Inc.	481	443,169

		838,242

WATER UTILITIES - 0.0%

American Water Works Co., Inc.	893	109,232

WIRELESS TELECOMMUNICATION SERVICES - 0.3%

T-Mobile U.S., Inc.	4,163	683,440

TOTAL COMMON STOCKS (COST $183,077,624)		229,604,021

	Shares	Value

RIGHTS - 0.0%

HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Contra Abiomed, Inc. (Contingent Value Rights)(a)(b)(c)	373	$—

TOTAL RIGHTS (COST $—)		—

MONEY MARKET FUND - 0.9%

Northern Institutional Treasury Portfolio (Premier Class), 5.14%(d)	2,093,560	2,093,560

TOTAL MONEY MARKET FUND (COST $2,093,560)		2,093,560

TOTAL INVESTMENTS (COST $185,171,184) - 100.0%		231,697,581

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(73,461)

NET ASSETS - 100.0%		$231,624,120

(a)	Represents non-income producing security.

(b)	Security is a Level 3 investment.

(c)	Amounts designated as “—” are $0 or have been rounded to $0.

(d)	7-day current yield as of April 30, 2024 is disclosed.

MSCI — Morgan Stanley Capital International

N.V. — Naamloze Vennootschap

PLC — Public Limited Company

S&P — Standard & Poor’s

SA — Societe Anonyme

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*

Banks	6.1%
Machinery	4.7
Specialty Retail	4.6
Oil, Gas & Consumable Fuels	4.0
Insurance	4.0
Electronic Equipment, Instruments & Components	3.6
Building Products	3.3
Software	2.9
Semiconductors & Semiconductor Equipment	2.8
Health Care Equipment & Supplies	2.7
Household Durables	2.6
Capital Markets	2.4
Metals & Mining	2.4
Health Care Providers & Services	2.3
Professional Services	2.3
Chemicals	2.2
Hotels, Restaurants & Leisure	2.0
Construction & Engineering	2.0
Financial Services	1.9
Commercial Services & Supplies	1.8
Trading Companies & Distributors	1.7
Biotechnology	1.6
Textiles, Apparel & Luxury Goods	1.6
Ground Transportation	1.5
Containers & Packaging	1.3
Automobile Components	1.3
Retail Real Estate Investment Trusts	1.3
Food Products	1.3
Diversified Consumer Services	1.3
Energy Equipment & Services	1.3
Aerospace & Defense	1.3
Electrical Equipment	1.3
Specialized Real Estate Investment Trusts	1.2
Consumer Staples Distribution & Retail	1.0
Residential Real Estate Investment Trusts	1.0
IT Services	0.9
Life Sciences Tools & Services	0.9

Industry Diversification	Percent*

Industrial Real Estate Investment Trusts	0.9%
Mortgage Real Estate Investment Trusts	0.9
Consumer Finance	0.8
Electric Utilities	0.8
Independent Power and Renewable Electricity Producers	0.8
Pharmaceuticals	0.8
Gas Utilities	0.8
Media	0.8
Leisure Products	0.8
Office Real Estate Investment Trusts	0.8
Personal Care Products	0.7
Real Estate Management & Development	0.6
Diversified Real Estate Investment Trusts	0.6
Communications Equipment	0.6
Money Market Fund	0.5
Interactive Media & Services	0.5
Health Care Real Estate Investment Trusts	0.5
Water Utilities	0.5
Technology Hardware, Storage & Peripherals	0.5
Hotel & Resort Real Estate Investment Trusts	0.4
Beverages	0.4
Automobiles	0.4
Broadline Retail	0.4
Diversified Telecommunication Services	0.4
Construction Materials	0.4
Passenger Airlines	0.3
Entertainment	0.3
Multi-Utilities	0.3
Marine Transportation	0.3
Paper & Forest Products	0.2
Air Freight & Logistics	0.2
Health Care Technology	0.2
Household Products	0.2
Wireless Telecommunication Services	0.1

Total Investments	100.1%

*	Percentages indicated are based on net assets as of April 30, 2024.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

COMMON STOCKS - 99.6%

AEROSPACE & DEFENSE - 1.3%

AAR Corp.(a)	1,599	$110,555

AeroVironment, Inc.(a)	1,322	211,242

BWX Technologies, Inc.	4,408	422,154

Curtiss-Wright Corp.	1,857	470,601

Hexcel Corp.	3,894	250,034

Mercury Systems, Inc.(a)	2,839	80,060

Moog, Inc., Class A	1,335	212,358

National Presto Industries, Inc.	48	3,936

Triumph Group, Inc.(a)	3,570	47,695

Woodward, Inc.	2,823	458,342

		2,266,977

AIR FREIGHT & LOGISTICS - 0.2%

Forward Air Corp.	1,308	28,802

GXO Logistics, Inc.(a)	5,534	274,819

Hub Group, Inc., Class A	2,982	119,936

		423,557

AUTOMOBILE COMPONENTS - 1.3%

Adient PLC(a)	4,709	140,658

American Axle & Manufacturing Holdings, Inc.(a)	6,850	50,279

Autoliv, Inc.	3,621	433,760

Dana, Inc.	7,151	88,887

Dorman Products, Inc.(a)	1,323	115,696

Fox Factory Holding Corp.(a)	1,991	77,490

Gentex Corp.	11,098	380,661

Gentherm, Inc.(a)	1,474	74,540

Goodyear Tire & Rubber Co. (The)(a)	13,896	166,196

LCI Industries	1,124	116,874

Lear Corp.	2,598	327,010

Patrick Industries, Inc.	949	99,161

Phinia, Inc.	2,037	79,443

Standard Motor Products, Inc.	1,160	37,236

Visteon Corp.(a)	1,271	140,611

XPEL, Inc.(a)	1,144	60,117

		2,388,619

AUTOMOBILES - 0.4%

Harley-Davidson, Inc.	10,842	372,857

Thor Industries, Inc.	2,477	246,263

Winnebago Industries, Inc.	1,388	85,473

		704,593

BANKS - 6.1%

Ameris Bancorp	3,208	152,316

Associated Banc-Corp	7,939	167,275

Atlantic Union Bankshares Corp.	1,684	53,501

Axos Financial, Inc.(a)	2,562	129,663

	Shares	Value

Banc of California, Inc.	7,435	$101,785

BancFirst Corp.	723	64,470

Bancorp, Inc. (The)(a)	2,490	74,551

Bank of Hawaii Corp.	1,653	93,709

Bank OZK	4,948	220,928

BankUnited, Inc.	3,829	102,349

Banner Corp.	1,378	60,122

Berkshire Hills Bancorp, Inc.	2,660	56,711

Brookline Bancorp, Inc.	6,100	50,630

Cadence Bank	9,327	258,078

Capitol Federal Financial, Inc.	6,050	28,859

Cathay General Bancorp	2,917	100,462

Central Pacific Financial Corp.	1,180	23,529

City Holding Co.	379	38,287

Columbia Banking System, Inc.	11,152	209,769

Commerce Bancshares, Inc.	5,401	295,327

Community Bank System, Inc.	2,340	101,135

Cullen/Frost Bankers, Inc.	2,783	290,378

Customers Bancorp, Inc.(a)	1,293	59,051

CVB Financial Corp.	6,829	111,586
Dime Community Bancshares, Inc., Class B	2,282	41,532

Eagle Bancorp, Inc.	1,440	26,626

East West Bancorp, Inc.	6,166	459,305

F.N.B. Corp.	20,435	272,603

FB Financial Corp.	2,273	83,305

First Bancorp	1,870	56,867

First BanCorp (New York Exchange)	8,874	153,077

First Commonwealth Financial Corp.	4,960	65,422

First Financial Bancorp	4,760	105,244

First Financial Bankshares, Inc.	6,259	185,016

First Hawaiian, Inc.	6,020	126,962

First Horizon Corp.	27,806	414,866

Fulton Financial Corp.	9,939	164,490

Glacier Bancorp, Inc.	5,236	189,439

Hancock Whitney Corp.	3,851	174,797

Hanmi Financial Corp.	1,901	29,085

Heritage Financial Corp.	1,430	25,368

Hilltop Holdings, Inc.	3,183	93,135

Home Bancshares, Inc.	9,688	229,412

Hope Bancorp, Inc.	8,372	83,887

Independent Bank Corp.	1,772	89,025

Independent Bank Group, Inc.	1,750	65,170

International Bancshares Corp.	2,616	145,580

Lakeland Financial Corp.	1,067	62,708

National Bank Holdings Corp., Class A	1,800	58,914

NBT Bancorp, Inc.	2,040	71,420

New York Community Bancorp, Inc.	37,350	98,978

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Northfield Bancorp, Inc.	4,010	$33,443

Northwest Bancshares, Inc.	4,090	43,354

OFG Bancorp	2,491	89,950

Old National Bancorp	16,416	271,521

Pacific Premier Bancorp, Inc.	4,668	100,362

Park National Corp.	545	71,782

Pathward Financial, Inc.	1,122	56,515

Pinnacle Financial Partners, Inc.	3,203	245,670

Preferred Bank	273	20,663

Prosperity Bancshares, Inc.	3,821	236,787

Provident Financial Services, Inc.	3,730	54,756

Renasant Corp.	2,934	85,262

S&T Bancorp, Inc.	1,690	50,954

Seacoast Banking Corp. of Florida	3,510	80,976

ServisFirst Bancshares, Inc.	2,340	137,966

Simmons First National Corp., Class A	5,852	100,011

Southside Bancshares, Inc.	1,884	50,227

SouthState Corp.	3,131	237,017

Stellar Bancorp, Inc.	3,104	68,909

Synovus Financial Corp.	6,777	242,549

Texas Capital Bancshares, Inc.(a)	1,936	111,126

Tompkins Financial Corp.	258	11,347

Triumph Financial, Inc.(a)	994	69,938

TrustCo Bank Corp. NY	800	21,296

Trustmark Corp.	3,420	101,232

UMB Financial Corp.	1,934	154,062

United Bankshares, Inc.	6,379	207,062

United Community Banks, Inc.	5,632	142,095

Valley National Bancorp	22,624	158,594

Veritex Holdings, Inc.	2,803	54,602

WaFd, Inc.	3,255	88,178

Webster Financial Corp.	7,649	335,256

Westamerica BanCorp	1,056	49,157

Wintrust Financial Corp.	2,527	244,209

WSFS Financial Corp.	2,639	112,764

Zions Bancorp	6,206	253,081

		10,809,377

BEVERAGES - 0.4%

Celsius Holdings, Inc.(a)	7,132	508,298

Coca-Cola Consolidated, Inc.	233	192,458

National Beverage Corp.(a)	1,540	68,530

		769,286

BIOTECHNOLOGY - 1.6%

Alkermes PLC(a)	6,928	170,013

Arcus Biosciences, Inc.(a)	3,030	46,147

Arrowhead Pharmaceuticals, Inc.(a)	5,688	128,663

Catalyst Pharmaceuticals, Inc.(a)	5,390	81,119

	Shares	Value

Cytokinetics, Inc.(a)	4,753	$291,454

Dynavax Technologies Corp.(a)	6,528	74,223

Exelixis, Inc.(a)	14,784	346,833

Ironwood Pharmaceuticals, Inc.(a)	7,030	54,482

Myriad Genetics, Inc.(a)	4,317	84,484

Neurocrine Biosciences, Inc.(a)	4,801	660,329

REGENXBIO, Inc.(a)	2,560	39,296

Roivant Sciences Ltd.(a)	15,847	172,732

United Therapeutics Corp.(a)	2,233	523,259

Vericel Corp.(a)	2,286	104,859

Vir Biotechnology, Inc.(a)	4,180	35,363

Xencor, Inc.(a)	3,272	68,516

		2,881,772

BROADLINE RETAIL - 0.4%

Kohl’s Corp.	5,090	121,855

Macy’s, Inc.	13,125	241,894

Nordstrom, Inc.	5,322	101,171

Ollie’s Bargain Outlet Holdings, Inc.(a)	2,939	214,958

		679,878

BUILDING PRODUCTS - 3.3%

AAON, Inc.	3,371	317,177

Advanced Drainage Systems, Inc.	3,306	519,042

American Woodmark Corp.(a)	638	58,747

Apogee Enterprises, Inc.	1,081	66,784

Armstrong World Industries, Inc.	2,099	241,133

AZZ, Inc.	1,147	82,160

Carlisle Cos., Inc.	2,283	886,375

Fortune Brands Innovations, Inc.	5,905	431,656

Gibraltar Industries, Inc.(a)	1,451	103,688

Griffon Corp.	2,267	148,534

Hayward Holdings, Inc.(a)	6,637	90,130

Insteel Industries, Inc.	960	30,816

Lennox International, Inc.	1,552	719,228

Masterbrand, Inc.(a)	4,058	67,647

Owens Corning	4,147	697,567

Quanex Building Products Corp.	2,025	67,271

Resideo Technologies, Inc.(a)	16,240	317,167

Simpson Manufacturing Co., Inc.	2,023	351,779

Trex Co., Inc.(a)	5,100	451,605

UFP Industries, Inc.	2,828	318,716

		5,967,222

CAPITAL MARKETS - 2.4%

Affiliated Managers Group, Inc.	1,574	245,701

Artisan Partners Asset Management, Inc., Class A	2,578	105,518

B. Riley Financial, Inc.	1,071	36,842

BGC Group, Inc., Class A	11,665	91,337

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Brightsphere Investment Group, Inc.	2,520	$56,045

Donnelley Financial Solutions, Inc.(a)	1,317	82,681

Evercore, Inc., Class A	1,714	311,091

Federated Hermes, Inc.	4,292	140,992

Houlihan Lokey, Inc.	2,680	341,673

Interactive Brokers Group, Inc., Class A	5,105	587,688

Janus Henderson Group PLC	6,964	217,416

Jefferies Financial Group, Inc.	9,226	397,272

Moelis & Co., Class A	3,000	147,240

Morningstar, Inc.	1,266	357,835

Piper Sandler Cos.	762	149,192

PJT Partners, Inc., Class A	1,130	106,774

SEI Investments Co.	5,255	346,567

Stifel Financial Corp.	4,865	388,811

StoneX Group, Inc.(a)	1,486	107,884

Virtus Investment Partners, Inc.	326	71,498

WisdomTree, Inc.	6,910	61,499

		4,351,556

CHEMICALS - 2.2%

AdvanSix, Inc.	1,540	38,900

Arcadium Lithium PLC(a)	34,213	150,537

Ashland, Inc.	2,382	227,076

Avient Corp.	4,516	191,569

Axalta Coating Systems Ltd.(a)	8,594	270,195

Balchem Corp.	1,532	216,594

Cabot Corp.	2,482	226,433

Chemours Co. (The)	7,093	189,738

H.B. Fuller Co.	2,488	185,879

Hawkins, Inc.	978	74,103

Ingevity Corp.(a)	1,658	84,790

Innospec, Inc.	1,056	126,720

Koppers Holdings, Inc.	903	46,306

Minerals Technologies, Inc.	1,404	102,338

NewMarket Corp.	326	171,776

Olin Corp.	5,503	287,697

Quaker Chemical Corp.	680	126,840

RPM International, Inc.	6,034	645,095

Scotts Miracle-Gro Co. (The)	2,045	140,164

Sensient Technologies Corp.	1,950	142,779

Stepan Co.	958	79,504

Westlake Corp.	1,604	236,366

		3,961,399

COMMERCIAL SERVICES & SUPPLIES - 1.8%

ABM Industries, Inc.	3,050	133,285

Brady Corp., Class A	2,095	123,605

	Shares	Value

Brink’s Co. (The)	2,136	$186,814

Clean Harbors, Inc.(a)	2,447	463,584

Corecivic, Inc.(a)	5,864	87,374

Deluxe Corp.	2,730	53,917

Enviri Corp.(a)	5,250	40,845

Geo Group, Inc. (The)(a)	6,388	94,926

Healthcare Services Group, Inc.(a)	4,472	47,493

HNI Corp.	6,377	267,515

Interface, Inc.	3,860	59,019

Liquidity Services, Inc.(a)	1,830	31,586

Matthews International Corp., Class A	1,816	48,996

MillerKnoll, Inc.	3,777	96,049

MSA Safety, Inc.	1,770	319,308

OPENLANE, Inc.(a)	5,891	101,207

Pitney Bowes, Inc.	11,310	48,181

Stericycle, Inc.(a)	4,304	192,518

Tetra Tech, Inc.	2,587	503,741

UniFirst Corp.	670	107,287

Vestis Corp.	6,657	122,622

Viad Corp.(a)	1,079	37,204

		3,167,076

COMMUNICATIONS EQUIPMENT - 0.6%

ADTRAN Holdings, Inc.	4,010	17,564

Calix, Inc.(a)	2,883	79,946

Ciena Corp.(a)	6,801	314,410

Digi International, Inc.(a)	2,020	61,933

Extreme Networks, Inc.(a)	6,896	77,235

Harmonic, Inc.(a)	5,853	62,861

Lumentum Holdings, Inc.(a)	3,218	140,820

NetScout Systems, Inc.(a)	3,590	69,143

Viasat, Inc.(a)	3,933	62,574

Viavi Solutions, Inc.(a)	14,010	110,679

		997,165

CONSTRUCTION & ENGINEERING - 2.0%

AECOM	6,251	577,342

Arcosa, Inc.	2,196	166,940

Comfort Systems USA, Inc.	1,701	526,306

Dycom Industries, Inc.(a)	1,359	190,287

EMCOR Group, Inc.	2,215	791,132

Fluor Corp.(a)	7,390	298,039

Granite Construction, Inc.	2,021	112,165

MasTec, Inc.(a)	2,901	257,290

MDU Resources Group, Inc.	10,521	259,869

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

MYR Group, Inc.(a)	757	$125,851

Valmont Industries, Inc.	910	186,368

		3,491,589

CONSTRUCTION MATERIALS - 0.4%

Eagle Materials, Inc.	1,651	413,922

Knife River Corp.(a)	2,630	205,640

		619,562

CONSUMER FINANCE - 0.8%

Ally Financial, Inc.	13,317	510,707

Bread Financial Holdings, Inc.	2,270	83,786

Encore Capital Group, Inc.(a)	1,171	48,116

Enova International, Inc.(a)	1,398	84,621

EZCORP, Inc., Class A(a)	3,780	41,505

FirstCash Holdings, Inc.	1,946	219,859

Green Dot Corp., Class A(a)	3,060	26,775

Navient Corp.	5,335	80,132

PRA Group, Inc.(a)	1,930	45,915

PROG Holdings, Inc.	2,180	72,463

SLM Corp.	11,586	245,507

World Acceptance Corp.(a)	162	22,286

		1,481,672

CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.0%

Andersons, Inc. (The)	1,604	88,124

BJ’s Wholesale Club Holdings, Inc.(a)	6,560	489,901

Chefs’ Warehouse, Inc. (The)(a)	1,953	64,605

Grocery Outlet Holding Corp.(a)	5,084	132,032

PriceSmart, Inc.	1,287	103,719

SpartanNash Co.	2,424	46,274

Sprouts Farmers Market, Inc.(a)	5,058	333,980

United Natural Foods, Inc.(a)	3,380	30,183

US Foods Holding Corp.(a)	11,216	563,604

		1,852,422

CONTAINERS & PACKAGING - 1.3%

AptarGroup, Inc.	3,100	447,578

Berry Global Group, Inc.	5,229	296,171

Crown Holdings, Inc.	5,541	454,750

Graphic Packaging Holding Co.	12,278	317,386

Greif, Inc., Class A	1,144	70,104

Myers Industries, Inc.	1,870	40,953

O-I Glass, Inc.(a)	8,295	124,093

Sealed Air Corp.	6,114	192,469

Silgan Holdings, Inc.	4,150	193,639

Sonoco Products Co.	4,491	251,720

		2,388,863

DIVERSIFIED CONSUMER SERVICES - 1.3%

Adtalem Global Education, Inc.(a)	1,934	95,965

	Shares	Value

Duolingo, Inc.(a)	1,686	$380,615

Frontdoor, Inc.(a)	9,347	286,859

Graham Holdings Co., Class B	173	121,337

Grand Canyon Education, Inc.(a)	1,506	195,810

H&R Block, Inc.	6,887	325,273

Mister Car Wash, Inc.(a)	6,790	45,425

Perdoceo Education Corp.	4,378	80,117

Service Corp. International	7,333	525,850

Strategic Education, Inc.	1,135	130,343

Stride, Inc.(a)	2,061	137,572

		2,325,166

DIVERSIFIED REAL ESTATE INVESTMENT TRUSTS - 0.6%

Alexander & Baldwin, Inc.	4,923	81,082

American Assets Trust, Inc.	3,540	75,579

Armada Hoffler Properties, Inc.	4,940	51,969

Essential Properties Realty Trust, Inc.	7,880	207,559

Global Net Lease, Inc.	5,720	39,754

WP Carey, Inc.	10,093	553,500

		1,009,443

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%

ATN International, Inc.	686	13,089

Cogent Communications Holdings, Inc.	2,177	139,720

Consolidated Communications Holdings, Inc.(a)	6,340	27,389

Frontier Communications Parent, Inc.(a)	11,228	259,816

Iridium Communications, Inc.	5,940	182,892

Shenandoah Telecommunications Co.	2,630	33,717

		656,623

ELECTRIC UTILITIES - 0.8%

ALLETE, Inc.	2,558	151,485

IDACORP, Inc.	2,491	236,097

MGE Energy, Inc.	1,721	134,789

OGE Energy Corp.	11,289	391,164

Otter Tail Corp.	1,948	166,281

PNM Resources, Inc.	4,370	161,952

Portland General Electric Co.	5,100	220,473

		1,462,241

ELECTRICAL EQUIPMENT - 1.3%

Acuity Brands, Inc.	1,399	347,372

Encore Wire Corp.	734	205,050

EnerSys	1,788	161,724

nVent Electric PLC	7,714	555,948

Powell Industries, Inc.	425	60,775

Regal Rexnord Corp.	3,070	495,406

Sensata Technologies Holding PLC	6,210	237,905

SunPower Corp.(a)	4,613	9,503

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Sunrun, Inc.(a)	10,629	$109,372

Vicor Corp.(a)	1,199	38,824

		2,221,879

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%

Advanced Energy Industries, Inc.	1,657	158,807

Arlo Technologies, Inc.(a)	4,756	58,879

Arrow Electronics, Inc.(a)	2,427	309,855

Avnet, Inc.	7,863	384,265

Badger Meter, Inc.	2,384	436,081

Belden, Inc.	1,965	159,696

Benchmark Electronics, Inc.	7,042	212,739

Cognex Corp.	8,073	335,352

Coherent Corp.(a)	6,354	347,119

Crane NXT Co.	2,577	156,707

CTS Corp.	1,540	70,455

ePlus, Inc.(a)	1,176	90,411

Fabrinet(a)	1,703	294,738

Insight Enterprises, Inc.(a)	1,422	259,615

IPG Photonics Corp.(a)	1,504	126,306

Itron, Inc.(a)	4,103	377,968

Knowles Corp.(a)	5,710	90,389

Littelfuse, Inc.	1,100	253,704

Methode Electronics, Inc.	14,185	172,915

Novanta, Inc.(a)	2,840	444,460

OSI Systems, Inc.(a)	724	95,163

PC Connection, Inc.	730	45,238

Plexus Corp.(a)	3,091	312,222

Rogers Corp.(a)	814	96,939

Sanmina Corp.(a)	2,588	157,014

ScanSource, Inc.(a)	1,287	53,565

TD SYNNEX Corp.	3,478	409,848

TTM Technologies, Inc.(a)	6,480	96,746

Vishay Intertechnology, Inc.	6,180	143,005

Vontier Corp.	7,269	295,340

		6,445,541

ENERGY EQUIPMENT & SERVICES - 1.3%

Archrock, Inc.	6,683	128,247

Bristow Group, Inc.(a)	1,290	33,940

ChampionX Corp.	9,061	304,178

Core Laboratories, Inc.	2,630	41,554

Dril-Quip, Inc.(a)	1,791	32,560

Helix Energy Solutions Group, Inc.(a)	6,820	73,247

Helmerich & Payne, Inc.	4,487	176,474

Liberty Energy, Inc.	5,634	123,948

Nabors Industries Ltd.(a)	324	23,338

NOV, Inc.	18,964	350,644

	Shares	Value

Oceaneering International, Inc.(a)	4,963	$113,702

Patterson-UTI Energy, Inc.	15,877	171,789

ProPetro Holding Corp.(a)	6,670	58,162

RPC, Inc.	5,720	38,267

U.S. Silica Holdings, Inc.(a)	4,270	65,886

Valaris Ltd.(a)	2,900	188,674

Weatherford International PLC(a)	3,230	399,293

		2,323,903

ENTERTAINMENT - 0.3%

Cinemark Holdings, Inc.(a)	5,505	94,356

Madison Square Garden Sports Corp.(a)	821	152,640

Marcus Corp. (The)	1,710	22,298

TKO Group Holdings, Inc.	2,944	278,709

		548,003

FINANCIAL SERVICES - 1.9%

Equitable Holdings, Inc.	13,609	502,308

Essent Group Ltd.	4,932	261,248

Euronet Worldwide, Inc.(a)	2,056	211,110

EVERTEC, Inc.	3,328	124,900

Jackson Financial, Inc., Class A	3,375	230,580

MGIC Investment Corp.	13,981	283,535

Mr. Cooper Group, Inc.(a)	3,091	238,625

NCR Atleos Corp.(a)	3,659	72,924

NMI Holdings, Inc., Class A(a)	4,217	130,137

Payoneer Global, Inc.(a)	11,244	55,545

Radian Group, Inc.	5,324	159,028

Voya Financial, Inc.	4,730	322,397

Walker & Dunlop, Inc.	1,585	145,233

Western Union Co. (The)	17,868	240,146

WEX, Inc.(a)	2,041	431,182

		3,408,898

FOOD PRODUCTS - 1.3%

B&G Foods, Inc.	4,180	46,398

Calavo Growers, Inc.	1,030	27,758

Cal-Maine Foods, Inc.	2,036	112,652

Darling Ingredients, Inc.(a)	7,477	316,800

Flowers Foods, Inc.	10,684	266,459

Fresh Del Monte Produce, Inc.	2,440	62,391

Hain Celestial Group, Inc. (The)(a)	4,952	30,405

Ingredion, Inc.	3,164	362,563

J & J Snack Foods Corp.	830	113,951

John B. Sanfilippo & Son, Inc.	458	45,663

Lancaster Colony Corp.	1,036	197,679

Pilgrim’s Pride Corp.(a)	3,410	122,828

Post Holdings, Inc.(a)	2,579	273,761

Simply Good Foods Co. (The)(a)	4,622	168,472

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Tootsie Roll Industries, Inc.	1,585	$47,090

TreeHouse Foods, Inc.(a)	2,648	99,432

WK Kellogg Co.	3,278	76,509

		2,370,811

GAS UTILITIES - 0.8%

Chesapeake Utilities Corp.	1,046	110,740

National Fuel Gas Co.	4,266	226,525

New Jersey Resources Corp.	4,887	213,513

Northwest Natural Holding Co.	1,790	68,288

ONE Gas, Inc.	2,519	162,526

Southwest Gas Holdings, Inc.	2,930	218,637

Spire, Inc.	2,422	149,655

UGI Corp.	10,407	266,003

		1,415,887

GROUND TRANSPORTATION - 1.5%

ArcBest Corp.	1,125	124,774

Avis Budget Group, Inc.	899	85,810

Heartland Express, Inc.	2,983	29,651

Hertz Global Holdings, Inc.(a)	7,458	33,934
Knight-Swift Transportation Holdings, Inc.	7,539	348,528

Landstar System, Inc.	1,718	299,636

Marten Transport Ltd.	4,069	68,847

RXO, Inc.(a)	5,900	111,569

Ryder System, Inc.	3,658	445,727

Saia, Inc.(a)	1,258	499,212

Werner Enterprises, Inc.	3,400	116,280

XPO, Inc.(a)	5,441	584,690

		2,748,658

HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%

Artivion, Inc.(a)	2,660	52,189

Avanos Medical, Inc.(a)	2,830	51,166

CONMED Corp.	1,504	102,242

DENTSPLY SIRONA, Inc.	8,153	244,672

Embecta Corp.	3,072	31,119

Enovis Corp.(a)	2,539	140,229

Envista Holdings Corp.(a)	8,891	174,975

Glaukos Corp.(a)	2,343	224,928

Globus Medical, Inc., Class A(a)	5,620	279,820

Haemonetics Corp.(a)	2,448	225,094

ICU Medical, Inc.(a)	1,025	100,368

Inari Medical, Inc.(a)	2,686	100,295

Integer Holdings Corp.(a)	1,669	186,310

Integra LifeSciences Holdings Corp.(a)	3,797	110,758

Lantheus Holdings, Inc.(a)	3,291	218,983

LeMaitre Vascular, Inc.	1,170	75,816

LivaNova PLC(a)	2,579	143,779

	Shares	Value

Masimo Corp.(a)	2,164	$290,863

Merit Medical Systems, Inc.(a)	2,874	212,963

Neogen Corp.(a)	10,598	130,673

Omnicell, Inc.(a)	2,402	64,398

OraSure Technologies, Inc.(a)	3,830	20,261

Penumbra, Inc.(a)	1,833	360,130

QuidelOrtho Corp.(a)	2,830	114,757

Shockwave Medical, Inc.(a)	1,752	578,493

STAAR Surgical Co.(a)	6,144	282,378

Tandem Diabetes Care, Inc.(a)	3,127	114,730

UFP Technologies, Inc.(a)	365	75,168

Varex Imaging Corp.(a)	2,360	38,350

		4,745,907

HEALTH CARE PROVIDERS & SERVICES - 2.3%

Acadia Healthcare Co., Inc.(a)	4,530	334,948

AdaptHealth Corp.(a)	4,790	47,181

Addus HomeCare Corp.(a)	877	84,324

Agiliti, Inc.(a)	1,960	19,894

Amedisys, Inc.(a)	1,588	146,175

AMN Healthcare Services, Inc.(a)	1,763	105,745

Astrana Health, Inc.(a)	2,320	86,188

Chemed Corp.	740	420,320

CorVel Corp.(a)	502	119,903

Cross Country Healthcare, Inc.(a)	2,009	35,358

Encompass Health Corp.	4,989	415,983

Enhabit, Inc.(a)	2,905	29,311

Ensign Group, Inc. (The)	2,938	347,742

Fulgent Genetics, Inc.(a)	1,320	26,862

HealthEquity, Inc.(a)	4,062	320,532

National HealthCare Corp.	576	52,341

NeoGenomics, Inc.(a)	6,252	87,028

Option Care Health, Inc.(a)	8,738	261,179

Owens & Minor, Inc.(a)	11,184	276,692

Patterson Cos., Inc.	4,591	116,933

Premier, Inc., Class A	2,936	61,304

Privia Health Group, Inc.(a)	4,927	90,657

Progyny, Inc.(a)	4,166	133,562

R1 RCM, Inc.(a)	10,771	132,376

RadNet, Inc.(a)	3,160	153,260

Select Medical Holdings Corp.	5,951	168,830

U.S. Physical Therapy, Inc.	767	77,858

		4,152,486

HEALTH CARE REAL ESTATE INVESTMENT TRUSTS - 0.5%

CareTrust REIT, Inc.	5,808	143,574

Healthcare Realty Trust, Inc.	8,650	123,089

LTC Properties, Inc.	2,388	79,043

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Omega Healthcare Investors, Inc.	11,613	$353,151

Sabra Health Care REIT, Inc.	12,749	177,466

		876,323

HEALTH CARE TECHNOLOGY - 0.2%

Certara, Inc.(a)	5,476	93,694

Doximity, Inc., Class A(a)	5,763	139,983

HealthStream, Inc.	1,710	44,067

Schrodinger, Inc.(a)	2,787	67,947

Simulations Plus, Inc.	1,100	49,885

		395,576

HOTEL & RESORT REAL ESTATE INVESTMENT TRUSTS - 0.4%

Apple Hospitality REIT, Inc.	3,788	55,911

Chatham Lodging Trust	2,050	18,799

DiamondRock Hospitality Co.	13,625	121,263

Park Hotels & Resorts, Inc.	11,563	186,511

Pebblebrook Hotel Trust	7,421	107,827

Service Properties Trust	8,860	54,312

Summit Hotel Properties, Inc.	8,030	48,260

Sunstone Hotel Investors, Inc.	10,730	109,446

Xenia Hotels & Resorts, Inc.	6,067	84,149

		786,478

HOTELS, RESTAURANTS & LEISURE - 2.0%

Aramark	13,315	419,556

Choice Hotels International, Inc.	1,618	191,345

Dine Brands Global, Inc.	1,107	48,819

Hilton Grand Vacations, Inc.(a)	4,309	179,427

Hyatt Hotels Corp., Class A	2,401	357,245

Jack in the Box, Inc.	1,228	70,082

Marriott Vacations Worldwide Corp.	1,683	161,753

Papa John’s International, Inc.	2,005	123,688

Planet Fitness, Inc., Class A(a)	4,179	250,071

Sabre Corp.(a)	18,980	54,473

Six Flags Entertainment Corp.(a)	4,197	98,965

Travel + Leisure Co.	3,999	174,116

Vail Resorts, Inc.	1,878	355,637

Wendy’s Co. (The)	11,410	228,086

Wingstop, Inc.	1,444	555,637

Wyndham Hotels & Resorts, Inc.	4,348	319,621

		3,588,521

HOUSEHOLD DURABLES - 2.6%

Cavco Industries, Inc.(a)	396	144,227

Century Communities, Inc.	1,499	118,901

Ethan Allen Interiors, Inc.	1,520	42,925

Green Brick Partners, Inc.(a)	1,830	99,058

Helen of Troy Ltd.(a)	1,103	102,259

Installed Building Products, Inc.	1,240	292,305

KB Home	5,780	374,313

	Shares	Value

La-Z-Boy, Inc.	2,426	$79,670

Leggett & Platt, Inc.	7,766	140,332

LGI Homes, Inc.(a)	1,003	90,200

M/I Homes, Inc.(a)	1,361	158,175

Meritage Homes Corp.	1,832	303,636

Newell Brands, Inc.	11,166	88,658

Sonos, Inc.(a)	6,940	117,286

Taylor Morrison Home Corp.(a)	5,339	299,037

Tempur Sealy International, Inc.	8,511	426,061

Toll Brothers, Inc.	5,214	621,039

TopBuild Corp.(a)	1,511	611,456

Tri Pointe Homes, Inc.(a)	5,339	196,742

Whirlpool Corp.	2,532	240,185

Worthington Enterprises, Inc.	1,610	92,028

		4,638,493

HOUSEHOLD PRODUCTS - 0.2%

Central Garden & Pet Co.(a)	165	6,757

Central Garden & Pet Co., Class A(a)	2,847	100,869

Energizer Holdings, Inc.	3,903	112,094

WD-40 Co.	661	149,472

		369,192

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.8%

Clearway Energy, Inc., Class A	389	8,445

Clearway Energy, Inc., Class C	2,352	54,990

Ormat Technologies, Inc.	2,847	181,724

Vistra Corp.	15,808	1,198,879

		1,444,038

INDUSTRIAL REAL ESTATE INVESTMENT TRUSTS - 0.9%

EastGroup Properties, Inc.	2,456	381,564

First Industrial Realty Trust, Inc.	6,694	304,042

Innovative Industrial Properties, Inc.	1,314	135,868

LXP Industrial Trust	15,915	132,890

Rexford Industrial Realty, Inc.	10,410	445,652

STAG Industrial, Inc.	6,503	223,638

		1,623,654

INSURANCE - 4.0%

Ambac Financial Group, Inc.(a)	2,690	38,871
American Equity Investment Life Holding Co.	3,268	183,367

American Financial Group, Inc.	3,337	426,302

AMERISAFE, Inc.	926	42,226

Assured Guaranty Ltd.	2,423	185,844

Brighthouse Financial, Inc.(a)	2,890	139,442

CNO Financial Group, Inc.	6,207	163,430

Employers Holdings, Inc.	1,234	52,556

Erie Indemnity Co., Class A	1,183	452,687

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Fidelity National Financial, Inc.	11,884	$588,258

First American Financial Corp.	4,725	253,118

Genworth Financial, Inc., Class A(a)	26,922	159,647

Goosehead Insurance, Inc., Class A(a)	1,151	65,503

Hanover Insurance Group, Inc. (The)	1,691	219,526

HCI Group, Inc.	365	41,676

Horace Mann Educators Corp.	2,091	77,074

Kemper Corp.	2,940	171,431

Kinsale Capital Group, Inc.	1,043	378,870

Lincoln National Corp.	6,562	178,946

Mercury General Corp.	1,513	79,069

Old Republic International Corp.	13,685	408,634

Palomar Holdings, Inc.(a)	1,194	93,932

Primerica, Inc.	1,672	354,230

ProAssurance Corp.(a)	3,130	41,817

Reinsurance Group of America, Inc.	3,056	571,441

RenaissanceRe Holdings Ltd.	2,469	541,328

RLI Corp.	1,971	278,601

Safety Insurance Group, Inc.	570	45,355

Selective Insurance Group, Inc.	2,862	290,922

SiriusPoint Ltd.(a)	6,324	74,497

Stewart Information Services Corp.	1,261	78,195

Trupanion, Inc.(a)	2,094	47,115

United Fire Group, Inc.	1,440	31,810

Unum Group	8,547	433,333

		7,189,053

INTERACTIVE MEDIA & SERVICES - 0.5%

Cargurus, Inc.(a)	4,013	90,132

Cars.com, Inc.(a)	3,584	59,889

QuinStreet, Inc.(a)	2,979	53,890

Shutterstock, Inc.	1,557	66,500

TripAdvisor, Inc.(a)	5,943	156,479

Yelp, Inc.(a)	3,325	133,798

Ziff Davis, Inc.(a)	2,167	108,588

ZoomInfo Technologies, Inc.(a)	15,048	238,661

		907,937

IT SERVICES - 0.9%

ASGN, Inc.(a)	4,031	388,790

DXC Technology Co.(a)	7,713	150,327

GoDaddy, Inc., Class A(a)	6,745	825,453

Kyndryl Holdings, Inc.(a)	11,138	218,973

Perficient, Inc.(a)	1,670	78,924

		1,662,467

LEISURE PRODUCTS - 0.8%

Brunswick Corp.	3,168	255,467

Mattel, Inc.(a)	17,908	328,075

Polaris, Inc.	2,508	213,581

	Shares	Value

Sturm Ruger & Co., Inc.	813	$37,585

Topgolf Callaway Brands Corp.(a)	8,083	129,490

Vista Outdoor, Inc.(a)	2,995	105,094

YETI Holdings, Inc.(a)	8,943	319,444

		1,388,736

LIFE SCIENCES TOOLS & SERVICES - 0.9%

Azenta, Inc.(a)	2,635	138,232

BioLife Solutions, Inc.(a)	1,960	34,378

Bruker Corp.	4,686	365,555

Cytek Biosciences, Inc.(a)	3,965	23,830

Fortrea Holdings, Inc.(a)	4,120	150,751

Medpace Holdings, Inc.(a)	1,124	436,505

Mesa Laboratories, Inc.	197	20,898

Repligen Corp.(a)	2,493	409,351

Sotera Health Co.(a)	6,430	72,016

		1,651,516

MACHINERY - 4.7%

3D Systems Corp.(a)	7,050	23,617

AGCO Corp.	2,942	335,947

Alamo Group, Inc.	446	86,693

Albany International Corp., Class A	1,347	107,423

Astec Industries, Inc.	1,027	42,929

Barnes Group, Inc.	2,535	88,015

Chart Industries, Inc.(a)	1,961	282,502

Crane Co.	2,386	334,064

Donaldson Co., Inc.	5,558	401,288

Enerpac Tool Group Corp.	2,818	100,405

Enpro, Inc.	934	140,221

Esab Corp.	2,677	283,441

ESCO Technologies, Inc.	1,126	114,233

Federal Signal Corp.	2,762	224,551

Flowserve Corp.	6,196	292,203

Franklin Electric Co., Inc.	2,067	198,990

Graco, Inc.	7,936	636,467

Greenbrier Cos., Inc. (The)	1,439	71,072

Hillenbrand, Inc.	3,375	161,055

ITT, Inc.	3,862	499,511

John Bean Technologies Corp.	1,402	124,904

Kennametal, Inc.	3,900	91,767

Lincoln Electric Holdings, Inc.	2,722	597,561

Lindsay Corp.	441	51,222

Middleby Corp. (The)(a)	2,480	344,646

Mueller Industries, Inc.	5,305	296,125

Oshkosh Corp.	2,952	331,421

Proto Labs, Inc.(a)	1,427	43,495

RBC Bearings, Inc.(a)	1,354	331,121

SPX Technologies, Inc.(a)	2,146	261,404

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Standex International Corp.	523	$90,416

Tennant Co.	779	90,738

Terex Corp.	3,021	169,327

Timken Co. (The)	3,064	273,370

Titan International, Inc.(a)	3,580	39,452

Toro Co. (The)	4,784	419,031

Trinity Industries, Inc.	3,984	103,664

Wabash National Corp.	2,755	63,668

Watts Water Technologies, Inc., Class A	1,251	248,273

		8,396,232

MARINE TRANSPORTATION - 0.3%

Kirby Corp.(a)	2,668	291,159

Matson, Inc.	1,595	171,909

		463,068

MEDIA - 0.8%

AMC Networks, Inc., Class A(a)	1,770	18,797

Cable One, Inc.	639	251,670

EchoStar Corp., Class A(a)	5,304	84,811

John Wiley & Sons, Inc., Class A	2,210	83,030

New York Times Co. (The), Class A	7,728	332,536

Nexstar Media Group, Inc.	1,513	242,171

Scholastic Corp.	1,398	49,797

TechTarget, Inc.(a)	1,596	43,890

TEGNA, Inc.	18,600	253,704

Thryv Holdings, Inc.(a)	2,106	48,459

		1,408,865

METALS & MINING - 2.4%

Alcoa Corp.	8,265	290,432

Alpha Metallurgical Resources, Inc.	552	180,570

Arch Resources, Inc.	822	130,517

ATI, Inc.(a)	5,838	348,529

Carpenter Technology Corp.	2,171	186,055

Century Aluminum Co.(a)	3,330	57,776

Cleveland-Cliffs, Inc.(a)	23,587	398,620

Commercial Metals Co.	5,259	282,619

Compass Minerals International, Inc.	2,013	25,062

Haynes International, Inc.	482	28,992

Kaiser Aluminum Corp.	681	61,624

Materion Corp.	896	102,986

Metallus, Inc.(a)	2,495	51,297

MP Materials Corp.(a)	6,818	109,088

Olympic Steel, Inc.	498	31,658

Reliance, Inc.	2,636	750,522

Royal Gold, Inc.	4,404	529,053

SunCoke Energy, Inc.	6,340	65,365

United States Steel Corp.	10,223	373,139

	Shares	Value

Warrior Met Coal, Inc.	2,347	$160,417

Worthington Steel, Inc.	1,610	49,572

		4,213,893

MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 0.9%

Annaly Capital Management, Inc.	24,992	468,350
Apollo Commercial Real Estate Finance, Inc.	9,200	88,596

Arbor Realty Trust, Inc.	4,855	62,290

ARMOUR Residential REIT, Inc.	716	13,010

Blackstone Mortgage Trust, Inc., Class A	4,060	71,618

Ellington Financial, Inc.	2,800	32,032

Franklin BSP Realty Trust, Inc.	3,716	46,413
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,173	304,447

KKR Real Estate Finance Trust, Inc.	3,250	30,582

New York Mortgage Trust, Inc.	5,642	38,648

Pennymac Mortgage Investment Trust	5,780	80,053

Ready Capital Corp.	4,730	40,300

Redwood Trust, Inc.	7,420	41,032

Starwood Property Trust, Inc.	6,902	130,931

Two Harbors Investment Corp.	4,867	61,470

		1,509,772

MULTI-UTILITIES - 0.3%

Avista Corp.	3,990	143,560

Black Hills Corp.	2,989	164,096

Northwestern Energy Group, Inc.	2,762	139,316

Unitil Corp.	680	34,639

		481,611

OFFICE REAL ESTATE INVESTMENT TRUSTS - 0.8%

Brandywine Realty Trust	27,490	124,805

COPT Defense Properties	7,428	178,049

Cousins Properties, Inc.	2,430	55,744

Douglas Emmett, Inc.	10,483	143,722

Easterly Government Properties, Inc.	5,040	58,918

Highwoods Properties, Inc.	5,737	150,309

Hudson Pacific Properties, Inc.	9,340	54,172

JBG Smith Properties	5,783	86,803

Kilroy Realty Corp.	5,332	180,221

SL Green Realty Corp.	3,000	149,490

Vornado Realty Trust	7,725	201,082

		1,383,315

OIL, GAS & CONSUMABLE FUELS - 4.0%

Antero Midstream Corp.	17,502	242,228

Antero Resources Corp.(a)	14,132	480,629

California Resources Corp.	3,023	159,796

Chesapeake Energy Corp.	5,214	468,634

Chord Energy Corp.	1,818	321,750

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Civitas Resources, Inc.	4,219	$303,599

CNX Resources Corp.(a)	7,616	179,128

Comstock Resources, Inc.	5,170	52,010

CONSOL Energy, Inc.	1,282	106,098

CVR Energy, Inc.	1,679	51,008

Dorian LPG Ltd.	1,830	75,616

DT Midstream, Inc.	4,385	272,747

Equitrans Midstream Corp.	21,636	292,735

Green Plains, Inc.(a)	3,209	66,330

HF Sinclair Corp.	7,590	411,757

Magnolia Oil & Gas Corp., Class A	4,800	120,336

Matador Resources Co.	5,357	333,741

Murphy Oil Corp.	7,254	323,819

Northern Oil & Gas, Inc.	3,706	151,168

Ovintiv, Inc.	12,238	628,054

Par Pacific Holdings, Inc.(a)	2,874	88,519

PBF Energy, Inc., Class A	5,237	278,975

Peabody Energy Corp.	5,250	115,185

Permian Resources Corp.	20,406	341,801

Range Resources Corp.	11,315	406,322

REX American Resources Corp.(a)	830	45,924

SM Energy Co.	5,596	271,350

Southwestern Energy Co.(a)	56,174	420,743

Talos Energy, Inc.(a)	4,529	59,692

Vital Energy, Inc.(a)	1,244	65,957

World Kinect Corp.	3,267	76,775

		7,212,426

PAPER & FOREST PRODUCTS - 0.2%

Clearwater Paper Corp.(a)	758	34,141

Louisiana-Pacific Corp.	3,269	239,258

Mercer International, Inc.	3,670	37,177

Sylvamo Corp.	1,920	120,000

		430,576

PASSENGER AIRLINES - 0.3%

Alaska Air Group, Inc.(a)	5,341	229,770

Allegiant Travel Co.	724	39,501

JetBlue Airways Corp.(a)	20,350	115,588

SkyWest, Inc.(a)	1,884	137,589

Sun Country Airlines Holdings, Inc.(a)	2,350	31,278

		553,726

PERSONAL CARE PRODUCTS - 0.7%

BellRing Brands, Inc.(a)	6,423	354,357

Coty, Inc., Class A(a)	19,814	226,672

Edgewell Personal Care Co.	2,672	100,521

elf Beauty, Inc.(a)	2,643	429,567

Inter Parfums, Inc.	970	112,888

	Shares	Value

Medifast, Inc.	398	$10,957

Nu Skin Enterprises, Inc., Class A	2,850	33,516

USANA Health Sciences, Inc.(a)	707	29,355

		1,297,833

PHARMACEUTICALS - 0.8%

Amphastar Pharmaceuticals, Inc.(a)	2,141	88,316

Collegium Pharmaceutical, Inc.(a)	1,804	66,622

Harmony Biosciences Holdings, Inc.(a)	1,869	57,771

Innoviva, Inc.(a)	4,480	67,693

Jazz Pharmaceuticals PLC(a)	2,988	330,921

Ligand Pharmaceuticals, Inc.(a)	736	51,439

Organon & Co.	10,378	193,134

Pacira BioSciences, Inc.(a)	2,555	67,069

Perrigo Co. PLC	6,447	210,559

Phibro Animal Health Corp., Class A	1,400	23,380

Prestige Consumer Healthcare, Inc.(a)	2,455	176,171

Supernus Pharmaceuticals, Inc.(a)	2,842	85,544

		1,418,619

PROFESSIONAL SERVICES - 2.3%

CACI International, Inc., Class A(a)	1,081	434,811

Concentrix Corp.	2,547	139,244

CSG Systems International, Inc.	1,408	66,514

ExlService Holdings, Inc.(a)	8,307	240,903

Exponent, Inc.	2,411	221,595

FTI Consulting, Inc.(a)	1,659	354,744

Genpact Ltd.	8,292	254,896

Heidrick & Struggles International, Inc.	1,020	30,070

Insperity, Inc.	1,687	173,643

KBR, Inc.	6,732	437,176

Kelly Services, Inc., Class A	9,889	226,854

Korn Ferry	2,547	154,654

ManpowerGroup, Inc.	2,169	163,651

Maximus, Inc.	2,897	232,571

NV5 Global, Inc.(a)	689	64,242

Paylocity Holding Corp.(a)	2,133	330,956

Resources Connection, Inc.	2,150	23,757

Science Applications International Corp.	2,495	321,106

TTEC Holdings, Inc.	1,281	9,326

Verra Mobility Corp.(a)	6,277	148,012

		4,028,725

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%

Anywhere Real Estate, Inc.(a)	33,415	162,397

Cushman & Wakefield PLC(a)	6,470	62,435

eXp World Holdings, Inc.	4,815	47,957

Jones Lang LaSalle, Inc.(a)	3,220	581,854

Kennedy-Wilson Holdings, Inc.	1,256	10,789

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Marcus & Millichap, Inc.	1,880	$59,540

St Joe Co. (The)	2,435	139,282

		1,064,254

RESIDENTIAL REAL ESTATE INVESTMENT TRUSTS - 1.0%

American Homes 4 Rent, Class A	14,762	528,480

Apartment Income REIT Corp.	7,092	272,191

Centerspace	621	41,762

Elme Communities	5,140	77,922

Equity LifeStyle Properties, Inc.	8,986	541,766

Independence Realty Trust, Inc.	12,600	198,702

NexPoint Residential Trust, Inc.	1,348	46,156

Veris Residential, Inc.	4,646	66,949

		1,773,928

RETAIL REAL ESTATE INVESTMENT TRUSTS - 1.3%

Acadia Realty Trust	5,897	101,900

Agree Realty Corp.	5,186	296,743

Brixmor Property Group, Inc.	17,773	392,783

Getty Realty Corp.	2,470	66,937

Kite Realty Group Trust	12,405	270,429

Macerich Co. (The)	11,856	163,138

NNN REIT, Inc.	9,364	379,523

Phillips Edison & Co., Inc.	4,066	132,958

Retail Opportunity Investments Corp.	8,910	109,326

Saul Centers, Inc.	1,102	40,124

SITE Centers Corp.	11,131	150,157

Tanger, Inc.	5,720	162,162

Urban Edge Properties	6,590	110,251

Whitestone REIT	1,040	11,960

		2,388,391

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%

Allegro MicroSystems, Inc.(a)	3,598	106,825

Alpha & Omega Semiconductor Ltd.(a)	1,300	28,431

Amkor Technology, Inc.	4,859	157,189

Axcelis Technologies, Inc.(a)	1,522	157,557

CEVA, Inc.(a)	1,400	28,378

Cirrus Logic, Inc.(a)	2,475	219,211

Cohu, Inc.(a)	2,700	81,864

Diodes, Inc.(a)	2,054	149,963

FormFactor, Inc.(a)	3,702	165,072

Ichor Holdings Ltd.(a)	1,667	64,646

Kulicke & Soffa Industries, Inc.	5,997	277,541

Lattice Semiconductor Corp.(a)	6,500	445,900
MACOM Technology Solutions Holdings, Inc.(a)	2,795	284,950

MaxLinear, Inc.(a)	3,734	77,630

MKS Instruments, Inc.	2,955	351,586

Onto Innovation, Inc.(a)	2,293	425,329

PDF Solutions, Inc.(a)	1,850	55,648

	Shares	Value

Photronics, Inc.(a)	3,154	$86,451

Power Integrations, Inc.	2,745	183,146

Rambus, Inc.(a)	5,023	275,361

Semtech Corp.(a)	2,918	109,775

Silicon Laboratories, Inc.(a)	1,445	175,553

SiTime Corp.(a)	887	79,049

SMART Global Holdings, Inc.(a)	2,820	51,521

SolarEdge Technologies, Inc.(a)	2,568	150,613

Synaptics, Inc.(a)	1,782	160,309

Ultra Clean Holdings, Inc.(a)	2,260	94,536

Universal Display Corp.	2,082	328,914

Veeco Instruments, Inc.(a)	3,049	107,752

Wolfspeed, Inc.(a)	6,094	164,721

		5,045,421

SOFTWARE - 2.9%

A10 Networks, Inc.	3,800	49,628

ACI Worldwide, Inc.(a)	5,210	177,661

Adeia, Inc.	6,255	61,549

Alarm.com Holdings, Inc.(a)	2,428	161,462

Appfolio, Inc., Class A(a)	988	224,059

Aspen Technology, Inc.(a)	1,367	269,121

Blackbaud, Inc.(a)	2,166	168,775

BlackLine, Inc.(a)	2,787	161,785

Box, Inc., Class A(a)	6,011	156,406

Cerence, Inc.(a)	2,125	19,359

CommVault Systems, Inc.(a)	2,164	221,745

Dolby Laboratories, Inc., Class A	4,938	383,485

DoubleVerify Holdings, Inc.(a)	7,169	210,052

Dropbox, Inc., Class A(a)	11,416	264,395

Dynatrace, Inc.(a)	12,026	544,898

Envestnet, Inc.(a)	2,470	153,313

InterDigital, Inc.	1,227	121,142

LiveRamp Holdings, Inc.(a)	3,270	105,000

Manhattan Associates, Inc.(a)	2,985	615,089

N-able, Inc.(a)	4,301	52,730

NCR Voyix Corp.(a)	7,319	89,658

Progress Software Corp.	2,297	114,437

Qualys, Inc.(a)	1,786	292,743

Sprinklr, Inc., Class A(a)	3,770	44,071

SPS Commerce, Inc.(a)	1,797	312,444

Teradata Corp.(a)	4,697	174,259

Xperi, Inc.(a)	2,495	26,222

		5,175,488

SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.2%

CubeSmart	10,861	439,219

EPR Properties	3,439	139,589

Four Corners Property Trust, Inc.	5,596	131,226

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Lamar Advertising Co., Class A	4,233	$490,393

National Storage Affiliates Trust	3,900	136,656

Outfront Media, Inc.	8,400	133,224

PotlatchDeltic Corp.	3,888	155,559

Rayonier, Inc.	7,314	216,933

Safehold, Inc.	2,623	47,844

Uniti Group, Inc.	32,419	186,409

		2,077,052

SPECIALTY RETAIL - 4.6%

Abercrombie & Fitch Co., Class A(a)	2,397	291,283

Academy Sports & Outdoors, Inc.	6,685	389,736

Advance Auto Parts, Inc.	2,799	204,271

American Eagle Outfitters, Inc.	9,910	240,417

Asbury Automotive Group, Inc.(a)	1,022	214,865

AutoNation, Inc.(a)	1,421	228,994

Boot Barn Holdings, Inc.(a)	1,481	157,682

Buckle, Inc. (The)	2,055	76,836

Burlington Stores, Inc.(a)	3,029	545,038

Caleres, Inc.	1,808	66,589

Designer Brands, Inc., Class A	3,640	33,816

Dick’s Sporting Goods, Inc.	2,813	565,244

Five Below, Inc.(a)	2,669	390,581

Floor & Decor Holdings, Inc.(a)	5,261	580,446

Foot Locker, Inc.	12,009	250,388

GameStop Corp., Class A(a)	13,656	151,445

Gap, Inc. (The)	10,639	218,312

Group 1 Automotive, Inc.	1,358	399,279

Guess?, Inc.	2,710	72,574

Haverty Furniture Cos., Inc.	998	30,738

Hibbett, Inc.	643	55,452

Leslie’s, Inc.(a)	8,617	33,865

Lithia Motors, Inc.	1,326	337,308

MarineMax, Inc.(a)	1,417	34,957

Monro, Inc.	1,595	43,464

National Vision Holdings, Inc.(a)	4,212	73,373

ODP Corp. (The)(a)	1,622	82,576

Penske Automotive Group, Inc.	1,192	182,269

RH(a)	781	192,946

Sally Beauty Holdings, Inc.(a)	6,182	67,075

Shoe Carnival, Inc.	1,370	45,813

Signet Jewelers Ltd.	2,133	209,098

Sonic Automotive, Inc., Class A	1,018	58,881

Upbound Group, Inc.	2,654	82,301

Urban Outfitters, Inc.(a)	3,013	117,386

	Shares	Value

Valvoline, Inc.(a)	6,234	$265,070

Victoria’s Secret & Co.(a)	3,879	68,348

Williams-Sonoma, Inc.	3,668	1,051,909

		8,110,625

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%

Corsair Gaming, Inc.(a)	2,360	26,196

Pure Storage, Inc., Class A(a)	14,312	721,325

Xerox Holdings Corp.	4,997	66,410

		813,931

TEXTILES, APPAREL & LUXURY GOODS - 1.6%

Capri Holdings Ltd.(a)	5,566	197,482

Carter’s, Inc.	1,762	120,538

Columbia Sportswear Co.	2,324	185,060

Crocs, Inc.(a)	4,289	533,423

G-III Apparel Group Ltd.(a)	2,281	64,210

Hanesbrands, Inc.(a)	19,557	89,180

Kontoor Brands, Inc.	2,510	155,771

Movado Group, Inc.	8,055	205,161

Oxford Industries, Inc.	727	78,356

PVH Corp.	2,785	303,008

Skechers USA, Inc., Class A(a)	6,524	430,910

Steven Madden Ltd.	3,892	157,276

Under Armour, Inc., Class A(a)	13,750	92,537

Under Armour, Inc., Class C(a)	6,490	42,315

VF Corp.	12,825	159,799

Wolverine World Wide, Inc.	4,373	46,966

		2,861,992

TRADING COMPANIES & DISTRIBUTORS - 1.7%

Air Lease Corp.	4,321	217,087

Applied Industrial Technologies, Inc.	1,834	336,080

Boise Cascade Co.	1,850	244,699

Core & Main, Inc., Class A(a)	8,378	473,106

DNOW, Inc.(a)	5,170	72,949

DXP Enterprises, Inc.(a)	751	36,619

GATX Corp.	1,613	197,367

GMS, Inc.(a)	1,860	172,087

MSC Industrial Direct Co., Inc., Class A	2,488	227,005

Rush Enterprises, Inc., Class A	2,267	99,567

Watsco, Inc.	1,494	668,894

WESCO International, Inc.	2,110	322,302

		3,067,762

WATER UTILITIES - 0.5%

American States Water Co.	1,752	124,112

California Water Service Group	2,900	142,448

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2024

STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value

Essential Utilities, Inc.	12,921	$472,650

Middlesex Water Co.	897	45,496

SJW Group	1,510	82,219

		866,925

WIRELESS TELECOMMUNICATION SERVICES - 0.1%

Gogo, Inc.(a)	3,880	35,153

Telephone and Data Systems, Inc.	5,397	84,463

		119,616

TOTAL COMMON STOCKS (COST $162,477,803)		177,724,061

RIGHTS - 0.0%

BIOTECHNOLOGY - 0.0%

Omniab, Inc.(a)(b)(c)	734	—

TOTAL RIGHTS (COST $—)		—

MONEY MARKET FUND - 0.5%
Northern Institutional Treasury Portfolio (Premier Class), 5.14%(d)	958,755	958,755

TOTAL MONEY MARKET FUND (COST $958,755)		958,755

	Shares	Value

TOTAL INVESTMENTS (COST $163,436,558) - 100.1%		$178,682,816

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(154,222)

NET ASSETS - 100.0%		$178,528,594

(a)	Represents non-income producing security.

(b)	Security is a Level 3 investment.

(c)	Amounts designated as “—” are $0 or have been rounded to $0.

(d)	7-day current yield as of April 30, 2024 is disclosed.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2024

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund

Assets:
Investments, at value (cost $78,351,263, $74,585,718 and $318,763,732, respectively)	$81,155,131	$81,989,306	$362,245,454
Cash	—	107,017	—
Cash held at broker	—	75,961,546	—
Interest and dividend receivable	66,216	367,956	907,070
Receivable for investments sold	—	285,569	—
Receivable for capital shares issued	38,761	509,405	174,067
Reclaims receivable	—	—	145,085
Prepaid expenses and other assets	8,553	5,937	17,330

Total assets	81,268,661	159,226,736	363,489,006

Liabilities:
Due to custodian	—	—	15,329
Payable for investments purchased	—	274,865	—
Payable for capital shares redeemed	244,504	273,509	530,525
Short positions at fair value (proceeds $0, $76,557,148 and $0, respectively)	—	74,737,215	—
Written options at fair value (premiums received $1,606,775, $0 and $0, respectively)	2,129,842	—	—
Accrued expenses and other payables:
Investment advisory fees	24,302	68,375	187,282
Chief compliance officer fees	43	59	15
Administration fees	5,076	5,128	22,474
Distribution fees - Class A	760	1,556	4,243
Distribution fees - Class C	2,089	—	957
Sub-accounting service fees - Class A	21	571	1,532
Sub-accounting service fees - Class C	121	—	70
Sub-accounting service fees - Institutional Class	3,867	2,242	18,470
Fund accounting and sub-administration fees	10,833	10,833	29,680
Transfer agent fees	5,000	2,500	5,000
Custodian fees	6,834	3,025	7,603
Printing fees	1,501	1,234	5,587
Professional fees	979	1,054	3,368
Other accrued liabilities	4,489	29,257	9,370

Total liabilities	2,440,261	75,411,423	841,505

Commitments and contingent liabilities (Note 4)
Net Assets	$78,828,400	$83,815,313	$362,647,501

Composition of Net Assets:
Capital (par value and paid-in surplus)	79,083,504	75,830,569	313,920,348
Total distributable earnings/(accumulated deficit)	(255,104)	7,984,744	48,727,153

Net Assets	$78,828,400	$83,815,313	$362,647,501

Class A
Net Assets	$3,335,993	$7,117,671	$17,697,349
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	428,320	242,981	549,399
Net asset value, offering and redemption price per share(a)	7.79	29.29	32.21
Class C
Net Assets	$1,407,743	—	$984,700
Shares authorized	15,000,000	—	15,000,000
Shares issued and outstanding ($0.001 par value)	182,554	—	28,996
Net asset value, offering and redemption price per share(a)	7.71	—	33.96
Class R6
Net Assets	—	—	$544,639
Shares authorized	—	—	16,000,000
Shares issued and outstanding ($0.001 par value)	—	—	18,193
Net asset value, offering and redemption price per share(a)	—	—	29.94
Institutional Class
Net Assets	$74,084,664	$76,697,642	$343,420,813
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	9,379,461	2,602,033	10,633,406
Net asset value, offering and redemption price per share(a)	7.90	29.48	32.30

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2024

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund

Assets:
Investments, at value (cost $199,302,551, $94,999,745 and $106,238,881, respectively)	$214,871,734	$106,041,663	$123,320,603
Interest and dividend receivable	600,521	82,665	26,070
Receivable for investments sold	192,818	806,135	279,726
Receivable for capital shares issued	2,422,908	244,533	4,275,212
Reclaims receivable	225,365	—	—
Prepaid expenses and other assets	13,732	5,653	7,069

Total assets	218,327,078	107,180,649	127,908,680

Liabilities:
Due to custodian	6,690	36,873	—
Payable for investments purchased	2,336,499	635,400	185,327
Payable for capital shares redeemed	530,884	313,998	371,980
Accrued expenses and other payables:
Investment advisory fees	64,699	28,074	33,018
Chief compliance officer fees	—	69	360
Administration fees	13,294	6,510	7,733
Distribution fees - Class A	452	297	155
Sub-accounting service fees - Class A	185	12	27
Sub-accounting service fees - Institutional Class	11,319	1,301	3,586
Fund accounting and sub-administration fees	18,689	10,833	10,833
Transfer agent fees	5,000	2,500	2,500
Custodian fees	4,280	2,182	1,843
Printing fees	4,026	1,484	1,848
Professional fees	1,974	1,279	2,783
Other accrued liabilities	8,908	5,234	6,179

Total liabilities	3,006,899	1,046,046	628,172

Commitments and contingent liabilities (Note 4)
Net Assets	$215,320,179	$106,134,603	$127,280,508

Composition of Net Assets:
Capital (par value and paid-in surplus)	192,810,130	99,658,446	110,950,978
Total distributable earnings	22,510,049	6,476,157	16,329,530

Net Assets	$215,320,179	$106,134,603	$127,280,508

Class A
Net Assets	$2,076,537	$1,215,604	$607,149
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	86,130	46,776	22,680
Net asset value, offering and redemption price per share(a)	24.11	25.99	26.77
Class R6
Net Assets	$1,144,812	$9,868	—
Shares authorized	16,000,000	—	—
Shares issued and outstanding ($0.001 par value)	58,082	385	—
Net asset value, offering and redemption price per share(a)	19.71	25.66	—
Institutional Class
Net Assets	$212,098,830	$104,909,131	$126,673,359
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	8,829,540	4,031,526	4,724,377
Net asset value, offering and redemption price per share(a)	24.02	26.02	26.81

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2024

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund

Assets:
Investments, at value (cost $60,836,565, $212,226,278 and $29,896,928, respectively)	$68,912,211	$194,462,383	$29,446,165
Cash	6,889	30	—
Interest and dividend receivable	91,095	1,822,909	4,222
Receivable for investments sold	691,326	—	—
Receivable for capital shares issued	894,631	2,757,812	17,110
Prepaid expenses and other assets	7,807	11,143	6,137

Total assets	70,603,959	199,054,277	29,473,634

Liabilities:
Payable for investments purchased	824,281	4,844,840	—
Payable for capital shares redeemed	235,509	896,526	142,788
Accrued expenses and other payables:
Investment advisory fees	10,382	48,574	3,889
Chief compliance officer fees	—	85	8
Administration fees	4,260	11,565	1,839
Distribution fees - Class A	205	507	38
Sub-accounting service fees - Class A	65	204	20
Sub-accounting service fees - Institutional Class	1,180	6,194	—
Fund accounting and sub-administration fees	10,833	14,521	10,833
Transfer agent fees	2,500	5,000	2,500
Custodian fees	1,794	3,083	960
Printing fees	1,062	3,549	460
Professional fees	633	2,109	322
Other accrued liabilities	5,023	7,514	5,024

Total liabilities	1,097,727	5,844,271	168,681

Commitments and contingent liabilities (Note 4)

Net Assets	$69,506,232	$193,210,006	$29,304,953

Composition of Net Assets:
Capital (par value and paid-in surplus)	62,596,142	214,082,990	37,629,150
Total distributable earnings/(accumulated deficit)	6,910,090	(20,872,984)	(8,324,197)

Net Assets	$69,506,232	$193,210,006	$29,304,953

Class A
Net Assets	$659,905	$2,392,425	$184,066
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	24,738	109,943	9,783
Net asset value, offering and redemption price per share(a)	26.68	21.76	18.81

Institutional Class
Net Assets	$68,846,327	$190,817,581	$29,120,887
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	2,575,888	8,817,306	1,538,695
Net asset value, offering and redemption price per share(a)	26.73	21.64	18.93

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2024

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Assets:
Investments, at value (cost $185,171,184 and $163,436,558, respectively)	$231,697,581	$178,682,816
Interest and dividend receivable	135,477	75,904
Receivable for capital shares issued	227,284	82,481
Prepaid expenses and other assets	13,780	12,248

Total assets	232,074,122	178,853,449

Liabilities:
Due to custodian	—	2,519
Payable for capital shares redeemed	343,616	222,801
Accrued expenses and other payables:
Investment advisory fees	41,461	32,996
Chief compliance officer fees	—	141
Administration fees	14,463	11,511
Distribution fees - Class A	2,326	8,919
Sub-accounting service fees - Class A	694	1,561
Sub-accounting service fees - Institutional Class	6,808	5,790
Fund accounting and sub-administration fees	18,714	14,799
Transfer agent fees	5,000	5,000
Custodian fees	4,343	7,314
Printing fees	4,352	3,532
Professional fees	2,171	2,354
Other accrued liabilities	6,054	5,618

Total liabilities	450,002	324,855

Commitments and contingent liabilities (Note 4)
Net Assets	$231,624,120	$178,528,594

Composition of Net Assets:
Capital (par value and paid-in surplus)	176,441,384	157,624,843
Total distributable earnings	55,182,736	20,903,751

Net Assets	$231,624,120	$178,528,594

Class A
Net Assets	$10,643,975	$41,708,022
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	334,009	3,455,670
Net asset value, offering and redemption price per share(a)	31.87	12.07

Class R6
Net Assets	$1,000,989	$388,459
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	39,299	35,844
Net asset value, offering and redemption price per share(a)	25.47	10.84

Institutional Class
Net Assets	$219,979,156	$136,432,113
Shares authorized	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	6,935,824	10,967,446
Net asset value, offering and redemption price per share(a)	31.72	12.44

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2024

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund

Investment Income:
Dividends (net of foreign witholding tax of $159, $1,382 and $681,423, respectively)	$1,315,382	$1,418,712	$13,564,280
Rebates on short sales, net of fees	—	3,433,404	—

Total investment income	1,315,382	4,852,116	13,564,280

Expenses:
Dividends on securities sold short	—	616,724	—
Investment advisory fees	448,741	776,802	2,259,545
Administration fees	53,849	58,261	271,146
Distribution fees - Class A	4,355	17,459	44,989
Distribution fees - Class C	13,321	—	9,984
Sub-accounting services fees - Class A	892	5,698	21,620
Sub-accounting services fees - Class C	1,541	—	1,244
Sub-accounting services fees - Institutional Class	86,792	83,520	370,052
Fund accounting and sub-administration fees	64,583	64,583	188,025
Transfer agent fees	30,000	15,625	30,000
Custodian fees	44,784	17,342	53,706
Registration fees	65,257	44,046	81,151
Directors fees	15,027	17,127	79,929
Professional fees	28,206	27,961	133,514
Printing fees	7,571	8,670	38,863
Chief compliance officer fees	9,102	9,881	45,385
Miscellaneous fees	37,946	37,252	74,961

Total expenses	911,967	1,800,951	3,704,114

Fees waived/reimbursed by the Adviser	(176,309)	—	—

Net expenses	735,658	1,800,951	3,704,114

Net investment income/(loss)	579,724	3,051,165	9,860,166

Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translations	3,532,387	7,964,093	9,333,154
Net realized loss on investment securities sold short	—	(8,716,653)	—
Net realized gains on options transactions	3,926,793	—	—
Change in unrealized appreciation on investment transactions and foreign currency translations	2,002,040	5,625,464	30,474,667
Change in unrealized depreciation on investment securities sold short	—	(387,884)	—
Change in unrealized appreciation on options transactions	539,783	—	—

Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	10,001,003	4,485,020	39,807,821

Change in net assets resulting from operations	$10,580,727	$7,536,185	$49,667,987

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2024

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund

Investment Income:
Dividends (net of foreign witholding tax of $957,465, $0 and $0, respectively)	$6,521,627	$1,306,967	$988,847

Total investment income	6,521,627	1,306,967	988,847

Expenses:
Investment advisory fees	809,443	435,677	462,752
Administration fees	166,325	65,352	69,413
Distribution fees - Class A	6,591	1,571	945
Distribution fees - Class C(a)	11	—	—
Sub-accounting services fees - Class A	3,447	772	495
Sub-accounting services fees - Class C(a)	17	—	—
Sub-accounting services fees - Institutional Class	254,893	95,460	106,868
Fund accounting and sub-administration fees	119,035	64,583	64,583
Transfer agent fees	30,000	15,625	15,625
Custodian fees	29,932	15,235	14,109
Registration fees	67,239	39,866	37,046
Directors fees	49,643	18,861	19,335
Professional fees	81,679	33,252	37,446
Printing fees	21,084	7,662	8,823
Chief compliance officer fees	27,652	10,826	11,811
Miscellaneous fees	57,977	31,661	33,078

Total expenses	1,724,968	836,403	882,329

Fees waived/reimbursed by the Adviser	—	(181,315)	(187,256)

Net expenses	1,724,968	655,088	695,073

Net investment income/(loss)	4,796,659	651,879	293,774

Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translations	11,629,199	5,432,798	5,870,228
Change in unrealized appreciation on investment transactions and foreign currency translations	12,601,663	10,436,467	15,811,016

Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	24,230,862	15,869,265	21,681,244

Change in net assets resulting from operations	$29,027,521	$16,521,144	$21,975,018

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2024

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund

Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $1,391, respectively)	$1,685,108	$315,271	$186,513
Interest	—	5,155,408	—

Total investment income	1,685,108	5,470,679	186,513

Expenses:
Investment advisory fees	356,735	544,776	201,343
Administration fees	53,511	129,709	20,134
Distribution fees - Class A	1,675	6,435	444
Distribution fees - Class C(a)	—	1,429	—
Sub-accounting services fees - Class A	880	2,956	246
Sub-accounting services fees - Class C(a)	—	244	—
Sub-accounting services fees - Institutional Class	78,079	182,491	27,863
Fund accounting and sub-administration fees	64,583	93,709	64,583
Transfer agent fees	15,625	30,000	15,625
Custodian fees	13,463	23,442	5,734
Registration fees	36,743	67,761	31,881
Directors fees	15,658	36,997	5,854
Professional fees	26,037	65,119	10,282
Printing fees	6,376	16,040	2,405
Chief compliance officer fees	8,848	21,975	3,421
Miscellaneous fees	30,121	47,387	24,863

Total expenses	708,334	1,270,470	414,678

Fees waived/reimbursed by the Adviser	(171,555)	—	(145,776)

Net expenses	536,779	1,270,470	268,902

Net investment income/(loss)	1,148,329	4,200,209	(82,389)

Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translations	4,823,663	(525,630)	(3,536,041)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	7,480,024	(3,102,382)	6,353,777

Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	12,303,687	(3,628,012)	2,817,736

Change in net assets resulting from operations	$13,452,016	$572,197	$2,735,347

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2024

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Investment Income:
Dividends (net of foreign witholding tax of $1,086 and $0, respectively)	$3,493,835	$2,864,710

Total investment income	3,493,835	2,864,710

Expenses:
Investment advisory fees	492,590	378,882
Administration fees	171,835	132,169
Distribution fees - Class A	25,106	103,728
Distribution fees - Class C(a)	573	41
Sub-accounting services fees - Class A	10,288	20,061
Sub-accounting services fees - Class C(a)	116	85
Sub-accounting services fees - Institutional Class	221,787	143,902
Fund accounting and sub-administration fees	121,633	94,666
Transfer agent fees	30,000	30,000
Custodian fees	34,282	44,203
Registration fees	68,231	69,313
Directors fees	50,232	38,895
Professional fees	84,531	66,477
Printing fees	21,847	18,152
Chief compliance officer fees	28,657	22,443
Miscellaneous fees	48,997	43,011

Total expenses	1,410,705	1,206,028

Net investment income/(loss)	2,083,130	1,658,682

Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translations	11,494,007	7,981,715
Change in unrealized appreciation on investment transactions and foreign currency translations	31,515,671	14,847,343

Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	43,009,678	22,829,058

Change in net assets resulting from operations	$45,092,808	$24,487,740

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD COVERED CALL INCOME FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$579,724	$362,153
Net realized gain from investment transactions, foreign currency translations and option transactions	7,459,180	678,954
Net change in unrealized appreciation on investments, foreign currency translations and options	2,541,823	1,763,947

Change in net assets resulting from operations	10,580,727	2,805,054

Distributions to shareholders from:
Class A	(229,264)	(56,618)
Class C	(130,134)	(89,182)
Class R6(a)	(1,426)	(270)
Institutional Class	(7,439,705)	(3,816,896)

Total distributions to shareholders	(7,800,529)	(3,962,966)

Capital Transactions:
Class A
Proceeds from shares issued	2,638,514	686,384
Dividends reinvested	223,746	49,870
Cost of shares redeemed	(289,103)	(93,512)

Change in Class A from capital transactions	2,573,157	642,742

Class C
Proceeds from shares issued	530,753	1,035,762
Dividends reinvested	114,210	79,732
Cost of shares redeemed	(388,215)	(168,756)

Change in Class C from capital transactions	256,748	946,738

Class R6(a)
Proceeds from shares issued	9,977	9,538
Dividends reinvested	1,426	270
Cost of shares redeemed	(15,021)	(7,644)

Change in Class R6 from capital transactions	(3,618)	2,164

Institutional Class
Proceeds from shares issued	28,901,058	34,812,569
Dividends reinvested	7,436,646	3,814,339
Cost of shares redeemed	(18,701,865)	(6,722,340)

Change in Institutional Class from capital transactions	17,635,839	31,904,568

Change in net assets from capital transactions	20,462,126	33,496,212

Change in net assets	23,242,324	32,338,300
Net Assets:
Beginning of period	55,586,076	23,247,776

End of period	$78,828,400	$55,586,076

Shares Transactions:
Class A
Issued	338,114	91,587
Reinvested	29,367	7,166
Redeemed	(37,605)	(12,287)

Change in Class A	329,876	86,466

Class C
Issued	68,822	134,303
Reinvested	15,129	11,535
Redeemed	(49,607)	(23,607)

Change in Class C	34,344	122,231

Class R6(a)
Issued	1,278	1,307
Reinvested	185	39
Redeemed	(1,896)	(1,031)

Change in Class R6	(433)	315

Institutional Class
Issued	3,685,138	4,561,986
Reinvested	963,168	541,088
Redeemed	(2,381,881)	(906,744)

Change in Institutional Class	2,266,425	4,196,330

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

  STEWARD EQUITY MARKET NEUTRAL FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$3,051,165	$912,096
Net realized loss from investment transactions and investment securities sold short	(752,560)	(496,504)
Net change in unrealized appreciation on investments and foreign currency translations	5,237,580	2,008,098

Change in net assets resulting from operations	7,536,185	2,423,690

Distributions to shareholders from:
Class A	(361,951)	(247)
Institutional Class	(3,017,409)	(34,579)

Total distributions to shareholders	(3,379,360)	(34,826)

Capital Transactions:
Class A
Proceeds from shares issued	4,705,946	6,460,557
Dividends reinvested	358,431	233
Cost of shares redeemed	(4,780,659)	(343,041)

Change in Class A from capital transactions	283,718	6,117,749

Institutional Class
Proceeds from shares issued	46,073,208	92,799,986
Dividends reinvested	2,846,007	34,384
Cost of shares redeemed	(45,931,161)	(51,377,738)

Change in Institutional Class from capital transactions	2,988,054	41,456,632

Change in net assets from capital transactions	3,271,772	47,574,381

Change in net assets	7,428,597	49,963,245

Net Assets:
Beginning of period	76,386,716	26,423,471

End of period	$83,815,313	$76,386,716

Shares Transactions:
Class A
Issued	163,650	237,256
Reinvested	13,072	8
Redeemed	(171,317)	(12,606)

Change in Class A	5,405	224,658

Institutional Class
Issued	1,599,010	3,399,392
Reinvested	103,266	1,211
Redeemed	(1,600,381)	(1,884,059)

Change in Institutional Class	101,895	1,516,544

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

  STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$9,860,166	$9,160,398
Net realized gain from investment transactions and foreign currency translations	9,333,154	994,975
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	30,474,667	(15,847,203)

Change in net assets resulting from operations	49,667,987	5,691,830

Distributions to shareholders from:
Class A	(456,836)	(1,475,672)
Class C	(17,507)	(57,537)
Class R6	(12,212)	(28,044)
Institutional Class	(9,385,696)	(24,729,430)

Total distributions to shareholders	(9,872,251)	(26,290,683)

Capital Transactions:
Class A
Proceeds from shares issued	2,933,743	3,684,843
Dividends reinvested	424,764	1,410,324
Cost of shares redeemed	(6,006,447)	(4,170,337)

Change in Class A from capital transactions	(2,647,940)	924,830

Class C
Proceeds from shares issued	69,304	552,451
Dividends reinvested	17,032	57,421
Cost of shares redeemed	(266,008)	(276,670)

Change in Class C from capital transactions	(179,672)	333,202

Class R6
Proceeds from shares issued	261,211	115,141
Dividends reinvested	12,212	28,044
Cost of shares redeemed	(90,419)	(102,931)

Change in Class R6 from capital transactions	183,004	40,254

Institutional Class
Proceeds from shares issued	81,754,266	122,855,572
Dividends reinvested	9,037,839	24,429,485
Cost of shares redeemed	(118,930,888)	(58,574,889)

Change in Institutional Class from capital transactions	(28,138,783)	88,710,168

Change in net assets from capital transactions	(30,783,391)	90,008,454

Change in net assets	9,012,345	58,025,941
Net Assets:
Beginning of period	353,635,156	295,609,215

End of period	$362,647,501	$353,635,156

Shares Transactions:
Class A
Issued	97,374	123,140
Reinvested	14,005	49,918
Redeemed	(194,123)	(141,159)

Change in Class A	(82,744)	31,899

Class C
Issued	2,200	17,708
Reinvested	534	1,928
Redeemed	(8,573)	(8,723)

Change in Class C	(5,839)	10,913

Class R6
Issued	9,112	4,129
Reinvested	431	1,069
Redeemed	(3,131)	(3,704)

Change in Class R6	6,412	1,494

Institutional Class
Issued	2,701,481	4,142,378
Reinvested	297,310	865,480
Redeemed	(3,939,008)	(1,971,848)

Change in Institutional Class	(940,217)	3,036,010

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

  STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$4,796,659	$6,356,558
Net realized gain/(loss) from investment transactions and foreign currency translations	11,629,199	(2,177,640)
Net change in unrealized appreciation on investments and foreign currency translations	12,601,663	3,162,701

Change in net assets resulting from operations	29,027,521	7,341,619

Distributions to shareholders from:
Class A	(81,198)	(129,669)
Class C(a)	(242)	(34)
Class R6	(45,683)	(20,531)
Institutional Class	(9,162,834)	(5,594,084)

Total distributions to shareholders	(9,289,957)	(5,744,318)

Capital Transactions:
Class A
Proceeds from shares issued	693,388	874,364
Dividends reinvested	78,078	123,347
Cost of shares redeemed	(3,009,493)	(2,082,557)

Change in Class A from capital transactions	(2,238,027)	(1,084,846)

Class C(a)
Proceeds from shares issued	10	3,503
Dividends reinvested	243	34
Cost of shares redeemed	(5,194)	—

Change in Class C from capital transactions	(4,941)	3,537

Class R6
Proceeds from shares issued	691,270	80,779
Dividends reinvested	45,682	20,531
Cost of shares redeemed	(191,144)	(159,803)

Change in Class R6 from capital transactions	545,808	(58,493)

Institutional Class
Proceeds from shares issued	45,391,927	47,527,411
Dividends reinvested	8,904,051	5,486,189
Cost of shares redeemed	(72,281,009)	(45,740,969)

Change in Institutional Class from capital transactions	(17,985,031)	7,272,631

Change in net assets from capital transactions	(19,682,191)	6,132,829

Change in net assets	55,373	7,730,130
Net Assets:
Beginning of period	215,264,806	207,534,676

End of period	$215,320,179	$215,264,806

Shares Transactions:
Class A
Issued	30,132	40,648
Reinvested	3,389	6,073
Redeemed	(131,129)	(97,812)

Change in Class A	(97,608)	(51,091)

Class C(a)
Issued	—	206
Reinvested	13	2
Redeemed	(271)	—

Change in Class C	(258)	208

Class R6
Issued	35,868	4,665
Reinvested	2,429	1,222
Redeemed	(10,145)	(9,006)

Change in Class R6	28,152	(3,119)

Institutional Class
Issued	1,982,040	2,267,039
Reinvested	388,145	270,123
Redeemed	(3,067,617)	(2,190,590)

Change in Institutional Class	(697,432)	346,572

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP CORE FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$651,879	$719,697
Net realized gain/(loss) from investment transactions and foreign currency translations	5,432,798	(8,237,346)
Net change in unrealized appreciation on investments and foreign currency translations	10,436,467	8,539,843

Change in net assets resulting from operations	16,521,144	1,022,194

Distributions to shareholders from:
Class A	(2,150)	(3,836)
Institutional Class	(664,475)	(662,370)

Total distributions to shareholders	(666,625)	(666,206)

Capital Transactions:
Class A
Proceeds from shares issued	850,168	231,370
Dividends reinvested	2,109	3,707
Cost of shares redeemed	(200,968)	(63,848)

Change in Class A from capital transactions	651,309	171,229

Class R6(a)
Proceeds from shares issued	10,000	—
Dividends reinvested	—	—

Change in Class R6 from capital transactions	10,000	—

Institutional Class
Proceeds from shares issued	40,907,374	16,852,345
Dividends reinvested	653,318	649,762
Cost of shares redeemed	(30,790,202)	(8,981,324)

Change in Institutional Class from capital transactions	10,770,490	8,520,783

Change in net assets from capital transactions	11,431,799	8,692,012

Change in net assets	27,286,318	9,048,000
Net Assets:
Beginning of period	78,848,285	69,800,285

End of period	$106,134,603	$78,848,285

Shares Transactions:
Class A
Issued	32,231	11,165
Reinvested	84	180
Redeemed	(8,399)	(3,009)

Change in Class A	23,916	8,336

Class R6(a)
Issued	385	—
Reinvested	—	—

Change in Class R6	385	—

Institutional Class
Issued	1,637,538	815,971
Reinvested	25,956	31,511
Redeemed	(1,276,066)	(426,708)

Change in Institutional Class	387,428	420,774

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Class R6 commenced operations on April 12, 2024.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP GROWTH FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$293,774	$321,232
Net realized gain/(loss) from investment transactions and foreign currency translations	5,870,228	(4,705,393)
Net change in unrealized appreciation on investments and foreign currency translations	15,811,016	7,265,881

Change in net assets resulting from operations	21,975,018	2,881,720

Distributions to shareholders from:
Class A	(211)	(819)
Institutional Class	(359,935)	(229,264)

Total distributions to shareholders	(360,146)	(230,083)

Capital Transactions:
Class A
Proceeds from shares issued	330,406	155,802
Dividends reinvested	205	789
Cost of shares redeemed	(129,687)	(25,441)

Change in Class A from capital transactions	200,924	131,150

Institutional Class
Proceeds from shares issued	59,221,557	37,681,958
Dividends reinvested	359,066	228,380
Cost of shares redeemed	(28,997,921)	(8,789,417)

Change in Institutional Class from capital transactions	30,582,702	29,120,921

Change in net assets from capital transactions	30,783,626	29,252,071

Change in net assets	52,398,498	31,903,708

Net Assets:
Beginning of period	74,882,010	42,978,302

End of period	$127,280,508	$74,882,010

Shares Transactions:
Class A
Issued	12,249	7,887
Reinvested	8	42
Redeemed	(5,378)	(1,294)

Change in Class A	6,879	6,635

Institutional Class
Issued	2,287,170	1,958,780
Reinvested	14,164	12,007
Redeemed	(1,181,544)	(435,781)

Change in Institutional Class	1,119,790	1,535,006

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP VALUE FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$1,148,329	$985,335
Net realized gain/(loss) from investment transactions and foreign currency translations	4,823,663	(5,211,896)
Net change in unrealized appreciation on investments and foreign currency translations	7,480,024	4,793,248

Change in net assets resulting from operations	13,452,016	566,687

Distributions to shareholders from:
Class A	(7,559)	(9,758)
Institutional Class	(1,071,617)	(998,632)

Total distributions to shareholders	(1,079,176)	(1,008,390)

Capital Transactions:
Class A
Proceeds from shares issued	109,225	358,214
Dividends reinvested	7,111	9,075
Cost of shares redeemed	(213,908)	(54,945)

Change in Class A from capital transactions	(97,572)	312,344

Institutional Class
Proceeds from shares issued	19,990,994	13,965,428
Dividends reinvested	1,070,079	998,631
Cost of shares redeemed	(27,094,976)	(12,212,285)

Change in Institutional Class from capital transactions	(6,033,903)	2,751,774

Change in net assets from capital transactions	(6,131,475)	3,064,118

Change in net assets	6,241,365	2,622,415

Net Assets:
Beginning of period	63,264,867	60,642,452

End of period	$69,506,232	$63,264,867

Shares Transactions:
Class A
Issued	4,218	15,962
Reinvested	282	403
Redeemed	(8,041)	(2,424)

Change in Class A	(3,541)	13,941

Institutional Class
Issued	805,906	622,052
Reinvested	42,396	44,206
Redeemed	(1,032,706)	(537,972)

Change in Institutional Class	(184,404)	128,286

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SELECT BOND FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$4,200,209	$2,535,796
Net realized loss from investment transactions and foreign currency translations	(525,630)	(899,152)
Net change in unrealized depreciation on investments and foreign currency translations	(3,102,382)	(1,572,441)

Change in net assets resulting from operations	572,197	64,203

Distributions to shareholders from:
Class A	(50,689)	(43,801)
Class C(a)	(1,581)	(407)
Class R6(a)	(19)	(15)
Institutional Class	(3,873,605)	(2,432,742)

Total distributions to shareholders	(3,925,894)	(2,476,965)

Capital Transactions:
Class A
Proceeds from shares issued	331,334	455,551
Dividends reinvested	49,628	42,888
Cost of shares redeemed	(671,975)	(1,527,917)

Change in Class A from capital transactions	(291,013)	(1,029,478)

Class C(a)
Proceeds from shares issued	26,019	122,310
Dividends reinvested	1,581	407
Cost of shares redeemed	(154,709)	(5)

Change in Class C from capital transactions	(127,109)	122,712

Class R6(a)
Dividends reinvested	19	15
Cost of shares redeemed	(926)	—

Change in Class R6 from capital transactions	(907)	15

Institutional Class
Proceeds from shares issued	70,527,391	29,268,757
Dividends reinvested	3,805,962	2,416,248
Cost of shares redeemed	(32,487,108)	(23,947,517)

Change in Institutional Class from capital transactions	41,846,245	7,737,488

Change in net assets from capital transactions	41,427,216	6,830,737

Change in net assets	38,073,519	4,417,975
Net Assets:
Beginning of period	155,136,487	150,718,512

End of period	$193,210,006	$155,136,487

Shares Transactions:
Class A
Issued	15,124	20,684
Reinvested	2,265	1,949
Redeemed	(30,856)	(68,848)

Change in Class A	(13,467)	(46,215)

Class C(a)
Issued	1,063	4,986
Reinvested	63	16
Redeemed	(6,284)	—

Change in Class C	(5,158)	5,002

Class R6(a)
Reinvested	—	1
Redeemed	(38)	—

Change in Class R6	(38)	1

Institutional Class
Issued	3,238,305	1,337,431
Reinvested	174,441	110,501
Redeemed	(1,491,073)	(1,093,531)

Change in Institutional Class	1,921,673	354,401

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SMALL CAP GROWTH FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment loss	$(82,389)	$(124,571)
Net realized loss from investment transactions and foreign currency translations	(3,536,041)	(3,995,248)
Net change in unrealized appreciation on investments and foreign currency translations	6,353,777	1,749,574

Change in net assets resulting from operations	2,735,347	(2,370,245)

Capital Transactions:
Class A
Proceeds from shares issued	21,926	88,066
Dividends reinvested	—	—
Cost of shares redeemed	(26,609)	(67,640)

Change in Class A from capital transactions	(4,683)	20,426

Institutional Class
Proceeds from shares issued	7,075,190	6,024,811
Dividends reinvested	—	—
Cost of shares redeemed	(5,480,737)	(10,016,130)

Change in Institutional Class from capital transactions	1,594,453	(3,991,319)

Change in net assets from capital transactions	1,589,770	(3,970,893)

Change in net assets	4,325,117	(6,341,138)

Net Assets:
Beginning of period	24,979,836	31,320,974

End of period	$29,304,953	$24,979,836

Shares Transactions:
Class A
Issued	1,240	5,054
Reinvested	—	—
Redeemed	(1,436)	(3,942)

Change in Class A	(196)	1,112

Institutional Class
Issued	390,781	355,070
Reinvested	—	—
Redeemed	(300,573)	(563,607)

Change in Institutional Class	90,208	(208,537)

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

  STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$2,083,130	$2,214,075
Net realized gain from investment transactions and foreign currency translations	11,494,007	4,083,513
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	31,515,671	(3,004,991)

Change in net assets resulting from operations	45,092,808	3,292,597

Distributions to shareholders from:
Class A	(337,874)	(3,285,370)
Class C(a)	(3,687)	(11,137)
Class R6	(42,251)	(186,322)
Institutional Class	(8,300,627)	(65,101,250)

Total distributions to shareholders	(8,684,439)	(68,584,079)

Capital Transactions:
Class A
Proceeds from shares issued	2,104,060	3,006,588
Dividends reinvested	320,173	3,133,110
Cost of shares redeemed	(3,098,138)	(4,763,746)

Change in Class A from capital transactions	(673,905)	1,375,952

Class C(a)
Proceeds from shares issued	126,745	30,507
Dividends reinvested	3,687	11,137
Cost of shares redeemed	(175,913)	—

Change in Class C from capital transactions	(45,481)	41,644

Class R6
Proceeds from shares issued	664,164	103,081
Dividends reinvested	42,251	186,322
Cost of shares redeemed	(355,277)	(104,014)

Change in Class R6 from capital transactions	351,138	185,389

Institutional Class
Proceeds from shares issued	39,867,613	38,219,649
Dividends reinvested	8,142,132	64,385,367
Cost of shares redeemed	(62,666,648)	(47,593,678)

Change in Institutional Class from capital transactions	(14,656,903)	55,011,338

Change in net assets from capital transactions	(15,025,151)	56,614,323

Change in net assets	21,383,218	(8,677,159)
Net Assets:
Beginning of period	210,240,902	218,918,061

End of period	$231,624,120	$210,240,902

Shares Transactions:
Class A
Issued	70,417	90,824
Reinvested	10,640	124,825
Redeemed	(104,048)	(147,135)

Change in Class A	(22,991)	68,514

Class C(a)
Issued	5,534	1,065
Reinvested	161	570
Redeemed	(7,417)	—

Change in Class C	(1,722)	1,635

Class R6
Issued	27,775	3,740
Reinvested	1,759	9,192
Redeemed	(14,720)	(3,488)

Change in Class R6	14,814	9,444

Institutional Class
Issued	1,341,638	1,158,440
Reinvested	272,130	2,575,415
Redeemed	(2,054,799)	(1,502,453)

Change in Institutional Class	(441,031)	2,231,402

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

  STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023

Change in net assets resulting from operations:
Net investment income	$1,658,682	$1,591,860
Net realized gain from investment transactions and foreign currency translations	7,981,715	7,414,786
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	14,847,343	(10,868,601)

Change in net assets resulting from operations	24,487,740	1,861,955

Distributions to shareholders from:
Class A	(1,766,429)	(9,717,491)
Class C(a)	(2,132)	(1,957)
Class R6	(17,709)	(74,342)
Institutional Class	(6,082,214)	(27,461,304)

Total distributions to shareholders	(7,868,484)	(37,255,094)

Capital Transactions:
Class A
Proceeds from shares issued	1,588,435	2,841,387
Dividends reinvested	1,603,121	8,927,779
Cost of shares redeemed	(7,056,865)	(7,181,987)

Change in Class A from capital transactions	(3,865,309)	4,587,179

Class C(a)
Proceeds from shares issued	35,582	10,347
Dividends reinvested	2,132	1,957
Cost of shares redeemed	(51,696)	—

Change in Class C from capital transactions	(13,982)	12,304

Class R6
Proceeds from shares issued	101,243	64,574
Dividends reinvested	17,709	74,342
Cost of shares redeemed	(69,556)	(146,955)

Change in Class R6 from capital transactions	49,396	(8,039)

Institutional Class
Proceeds from shares issued	29,018,468	40,797,850
Dividends reinvested	5,146,296	23,418,326
Cost of shares redeemed	(35,701,615)	(49,187,010)

Change in Institutional Class from capital transactions	(1,536,851)	15,029,166

Change in net assets from capital transactions	(5,366,746)	19,620,610

Change in net assets	11,252,510	19,496,439
Net Assets:
Beginning of period	167,276,084	186,772,523

End of period	$178,528,594	$167,276,084

Shares Transactions:
Class A
Issued	135,825	231,653
Reinvested	133,667	830,491
Redeemed	(615,300)	(581,962)

Change in Class A	(345,808)	480,182

Class C(a)
Issued	3,572	929
Reinvested	208	210
Redeemed	(4,987)	—

Change in Class C	(1,207)	1,139

Class R6
Issued	9,501	5,098
Reinvested	1,650	7,664
Redeemed	(6,709)	(11,647)

Change in Class R6	4,442	1,115

Institutional Class
Issued	2,434,774	3,197,219
Reinvested	417,719	2,117,390
Redeemed	(2,965,178)	(3,696,127)

Change in Institutional Class	(112,685)	1,618,482

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective April 26, 2024, the class liquidated.

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2024	$7.47	$0.04	(d)	$1.09	$ 1.13
Year ended April 30, 2023	7.79	0.05	(d)	0.29	0.34
Year ended April 30, 2022	9.88	0.02	(d)	0.14	0.16
Year ended April 30, 2021	8.64	0.05	(d)	2.59	2.64
Year ended April 30, 2020	9.77	0.08	(d)	(0.54)	(0.46)
Class C
Year ended April 30, 2024	$7.42	$(0.01	)(d)(f)	$1.06	$ 1.05
Year ended April 30, 2023	7.77	(0.01	)(d)(f)	0.29	0.28
Year ended April 30, 2022	9.91	(0.05	)(d)	0.12	0.07
Year ended April 30, 2021	8.70	(0.02	)(d)(f)	2.60	2.58
Year ended April 30, 2020	9.84	—	(d)	(0.53)	(0.53)
Institutional Class
Year ended April 30, 2024	$7.56	$0.07	(d)	$1.09	$ 1.16
Year ended April 30, 2023	7.87	0.07	(d)	0.30	0.37
Year ended April 30, 2022	9.92	0.05	(d)	0.12	0.17
Year ended April 30, 2021	8.65	0.07	(d)	2.61	2.68
Year ended April 30, 2020	9.75	0.10	(d)	(0.53)	(0.43)
Steward Equity Market Neutral Fund
Class A
Year ended April 30, 2024	$27.80	$1.08	(d)	$1.72	$ 2.80
Year ended April 30, 2023	26.47	0.56	(d)	0.78(h)	1.34
Period ended April 30, 2022(i)	25.00	(0.14)		1.61	1.47
Institutional Class
Year ended April 30, 2024	$27.91	$1.13	(d)	$1.75	$ 2.88
Year ended April 30, 2023	26.52	0.42	(d)	0.98(h)	1.40
Period ended April 30, 2022(i)	25.00	(0.18)		1.70	1.52

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(f)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(g)

The ratio for the Steward Equity Market Neutral Fund includes the effect of dividend expense on securities sold short and brokerage expense on securities sold short, if applicable, which increased the ratio by 0.83% and 0.79% for Class A and Institutional Class for the period ended April 30, 2024, 0.36% and 0.52% for Class A and Institutional Class, respectively, for the year ended April 30, 2023, and 1.56% and 1.39% for Class A and Institutional Class, respectively, for the period ended April 30, 2022.

(h)

The Adviser has reimbursed the Fund $2,372 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return, representing less than $0.005 per share.

(i)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

See notes to financial statements.

Distributions:						Supplemental data and ratios:

Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)		Ratio of Expenses to Average Net Assets Net of Waivers(b)		Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.06)	$(0.75)	$(0.81)	$ 7.79	15.52%	$ 3,336	1.42%		1.25%		0.51%	111%
(0.04)	(0.62)	(0.66)	7.47	5.08	735	1.80		1.25		0.69	73
(0.08)	(2.17)	(2.25)	7.79	(0.18)	93	2.37		1.25		0.21	130
(0.07)	(1.33)	(1.40)	9.88	32.27	11	2.42		1.25	(e)	0.51	156
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65		1.25		0.85	135

$(0.01)	$(0.75)	$(0.76)	$ 7.71	14.48%	$ 1,408	2.24%		2.00%		(0.15)%	111%
(0.01)	(0.62)	(0.63)	7.42	4.10	1,101	2.51		2.00		(0.12)	73
(0.04)	(2.17)	(2.21)	7.77	(0.96)	202	2.82		2.00		(0.55)	130
(0.04)	(1.33)	(1.37)	9.91	31.33	195	2.96		2.00	(e)	(0.18)	156
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48		2.00		0.02	135

$(0.07)	$(0.75)	$(0.82)	$ 7.90	15.79%	$74,084	1.25%		1.00%		0.84%	111%
(0.06)	(0.62)	(0.68)	7.56	5.41	53,747	1.51		1.00		0.93	73
(0.05)	(2.17)	(2.22)	7.87	(0.04)	22,952	1.61		1.00		0.46	130
(0.08)	(1.33)	(1.41)	9.92	32.73	36,186	2.00		1.00	(e)	0.75	156
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32		1.00		1.08	135

$(1.08)	$(0.23)	$(1.31)	$29.29	10.40%	$ 7,118	2.55	(g)%	2.55	(g)%	3.77%	151%
—	(0.01)	(0.01)	27.80	5.07	6,605	2.21	(g)	2.21	(g)	2.04	160
—	—	—	26.47	5.88	342	3.81	(g)	3.81	(g)	(2.26)	111
$(1.08)	$(0.23)	$(1.31)	$29.48	10.64%	$76,697	2.30	(g)%	2.30	(g)%	3.95%	151%
—	(0.01)	(0.01)	27.91	5.28	69,782	2.12	(g)	2.12	(g)	1.52	160
—	—	—	26.52	6.08	26,082	3.11	(g)	3.11	(g)	(1.65)	111

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments	Total from Investment Operations
Steward Global Equity Income Fund
Class A
Year ended April 30, 2024	$28.82	$0.75	(b)	$ 3.41	$ 4.16
Year ended April 30, 2023	32.19	0.82	(b)	(1.76)	(0.94)
Year ended April 30, 2022	37.39	0.50	(b)	(0.39)	0.11
Year ended April 30, 2021	26.39	0.53	(b)	11.40	11.93
Year ended April 30, 2020	31.36	0.59	(b)	(3.16)	(2.57)
Class C
Year ended April 30, 2024	$30.45	$0.55	(b)	$ 3.52	$ 4.07
Year ended April 30, 2023	33.94	0.62	(b)	(1.89)	(1.27)
Year ended April 30, 2022	39.17	0.23	(b)	(0.38)	(0.15)
Year ended April 30, 2021	27.65	0.32	(b)	11.92	12.24
Year ended April 30, 2020(c)	53.40	0.31	(b)	(23.63)	(23.32)
Class R6
Year ended April 30, 2024	$26.79	$0.81	(b)	$ 3.21	$ 4.02
Year ended April 30, 2023	30.09	0.86	(b)	(1.64)	(0.78)
Year ended April 30, 2022	35.30	0.61	(b)	(0.36)	0.25
Year ended April 30, 2021	25.00	0.62	(b)	10.79	11.41
Year ended April 30, 2020(c)	50.50	0.59	(b)	(23.57)	(22.98)
Institutional Class
Year ended April 30, 2024	$28.86	$0.83	(b)	$ 3.45	$ 4.28
Year ended April 30, 2023	32.23	0.89	(b)	(1.76)	(0.87)
Year ended April 30, 2022	37.46	0.60	(b)	(0.40)	0.20
Year ended April 30, 2021	26.48	0.62	(b)	11.45	12.07
Year ended April 30, 2020	31.45	0.68	(b)	(3.16)	(2.48)
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2024	$22.09	$0.44	(b)	$ 2.39	$ 2.83
Year ended April 30, 2023	21.97	0.62	(b)	0.11	0.73
Year ended April 30, 2022	24.85	0.52	(b)	(2.41)	(1.89)
Year ended April 30, 2021	17.59	0.37	(b)	7.65	8.02
Year ended April 30, 2020	22.01	0.46	(b)	(4.40)	(3.94)
Class R6
Year ended April 30, 2024	$18.31	$0.43	(b)	$ 1.99	$ 2.42
Year ended April 30, 2023	18.33	0.58	(b)	0.08	0.66
Year ended April 30, 2022	20.91	0.51	(b)	(2.02)	(1.51)
Year ended April 30, 2021	14.95	0.36	(b)	6.50	6.86
Year ended April 30, 2020(c)	19.42	0.37	(b)	(4.28)	(3.91)
Institutional Class
Year ended April 30, 2024	$22.11	$0.50	(b)	$ 2.39	$ 2.89
Year ended April 30, 2023	21.98	0.67	(b)	0.12	0.79
Year ended April 30, 2022	24.87	0.58	(b)	(2.42)	(1.84)
Year ended April 30, 2021	17.66	0.40	(b)	7.70	8.10
Year ended April 30, 2020	22.08	0.53	(b)	(4.40)	(3.87)

Amounts designated as “—” are $0 or have been rounded to $ 0.

(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.

See notes to financial statements.

Distributions:						Supplemental data and ratios:

Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate(a)

$(0.77)	$—	$(0.77)	$32.21	14.62%	$17,697	1.27%	2.49%	59%
(0.75)	(1.68)	(2.43)	28.82	(2.67)	18,217	1.26	2.77	53
(0.56)	(4.75)	(5.31)	32.19	(0.20)	19,325	1.23	1.36	73
(0.48)	(0.45)	(0.93)	37.39	45.81	47,363	1.26	1.71	67
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.91	48

$(0.56)	$—	$(0.56)	$33.96	13.50%	$985	2.03%	1.73%	59%
(0.54)	(1.68)	(2.22)	30.45	(3.51)	1,061	2.04	1.98	53
(0.33)	(4.75)	(5.08)	33.94	(0.88)	812	1.96	0.59	73
(0.27)	(0.45)	(0.72)	39.17	44.75	3,885	1.98	0.95	67
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	0.95	48

$(0.87)	$—	$(0.87)	$29.94	15.23%	$545	0.90%	2.88%	59%
(0.84)	(1.68)	(2.52)	26.79	(2.25)	315	0.91	3.10	53
(0.71)	(4.75)	(5.46)	30.09	0.15	309	0.90	1.79	73
(0.66)	(0.45)	(1.11)	35.30	46.35	239	0.87	2.03	67
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	1.72	48

$(0.84)	$—	$(0.84)	$32.30	15.03%	$343,421	1.01%	2.75%	59%
(0.82)	(1.68)	(2.50)	28.86	(2.42)	334,042	1.02	2.98	53
(0.68)	(4.75)	(5.43)	32.23	0.02	275,163	0.99	1.65	73
(0.64)	(0.45)	(1.09)	37.46	46.24	293,352	0.98	1.95	67
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	2.22	48

$(0.61)	$(0.20)	$(0.81)	$24.11	12.97%	$2,076	1.04%	1.89%	19%
(0.36)	(0.25)	(0.61)	22.09	3.55	4,058	1.04	2.94	18
(0.38)	(0.61)	(0.99)	21.97	(7.86)	5,159	0.99	2.08	14
(0.25)	(0.51)	(0.76)	24.85	46.20	8,721	1.00	1.81	14
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15

$(0.82)	$(0.20)	$(1.02)	$19.71	13.46%	$1,145	0.66%	2.27%	19%
(0.43)	(0.25)	(0.68)	18.31	3.92	548	0.67	3.29	18
(0.46)	(0.61)	(1.07)	18.33	(7.57)	606	0.66	2.45	14
(0.39)	(0.51)	(0.90)	20.91	46.71	635	0.64	1.98	14
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15

$(0.78)	$(0.20)	$(0.98)	$24.02	13.28%	$212,099	0.78%	2.16%	19%
(0.41)	(0.25)	(0.66)	22.11	3.82	210,654	0.78	3.16	18
(0.44)	(0.61)	(1.05)	21.98	(7.67)	201,769	0.76	2.35	14
(0.38)	(0.51)	(0.89)	24.87	46.56	171,237	0.76	1.86	14
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments		Total from Investment Operations
Steward Large Cap Core Fund
Class A
Year ended April 30, 2024	$21.45	$0.12	(d)	$4.52		$4.64
Year ended April 30, 2023	21.54	0.15	(d)	(0.07	)(e)	0.08
Period ended April 30, 2022(f)	25.00	0.05		(3.49)		(3.44)
Class R6
Period ended April 30, 2024(g)	$26.00	$—		$(0.34	)(e)	$(0.34)
Institutional Class
Year ended April 30, 2024	$21.50	$0.18	(d)	$4.53		$4.71
Year ended April 30, 2023	21.56	0.21	(d)	(0.07	)(e)	0.14
Period ended April 30, 2022(f)	25.00	0.07		(3.48)		(3.41)
Steward Large Cap Growth Fund
Class A
Year ended April 30, 2024	$20.63	$0.02	(d)	$6.13		$6.15
Year ended April 30, 2023	20.65	0.06	(d)	(0.03	)(e)	0.03
Period ended April 30, 2022(f)	25.00	—	(d)(h)	(4.34)		(4.34)
Institutional Class
Year ended April 30, 2024	$20.68	$0.08	(d)	$6.15		$6.23
Year ended April 30, 2023	20.68	0.11	(d)	(0.03	)(e)	0.08
Period ended April 30, 2022(f)	25.00	0.02	(d)	(4.33)		(4.31)
Steward Large Cap Value Fund
Class A
Year ended April 30, 2024	$22.62	$0.33	(d)	$4.01		$4.34
Year ended April 30, 2023	22.89	0.30	(d)	(0.20)		0.10
Period ended April 30, 2022(f)	25.00	0.09		(2.15)		(2.06)
Institutional Class
Year ended April 30, 2024	$22.69	$0.40	(d)	$4.00		$4.40
Year ended April 30, 2023	22.92	0.37	(d)	(0.21)		0.16
Period ended April 30, 2022(f)	25.00	0.16		(2.19)		(2.03)
Steward Select Bond Fund
Class A
Year ended April 30, 2024	$22.20	$0.47	(d)	$(0.48)		$(0.01)
Year ended April 30, 2023	22.59	0.34	(d)	(0.40)		(0.06)
Year ended April 30, 2022	25.05	0.28		(2.46)		(2.18)
Year ended April 30, 2021	25.38	0.34	(d)	(0.33)		0.01
Year ended April 30, 2020	24.36	0.47	(d)	1.03		1.50
Institutional Class
Year ended April 30, 2024	$22.08	$0.53	(d)	$(0.48)		$0.05
Year ended April 30, 2023	22.45	0.38	(d)	(0.38)		—
Year ended April 30, 2022	24.90	0.32		(2.44)		(2.12)
Year ended April 30, 2021	25.28	0.39	(d)	(0.32)		0.07
Year ended April 30, 2020	24.25	0.55	(d)	1.03		1.58

Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(f)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(g)	For the period April 24, 2024 (commencement of operations) through April 30, 2024.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.

See notes to financial statements.

Distributions:					Supplemental data and ratios:

Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.10)	$(0.10)	$25.99	21.63%	$1,216	1.22%	1.00%	0.47%	98%
(0.17)	(0.17)	21.45	0.44	490	1.23	1.00	0.71	79
(0.02)	(0.02)	21.54	(13.81)	313	1.73	1.00	0.61	35

$ —	$—	$25.66	(1.31)%	$10	0.90%	0.75%	(2.27)%	98%

$(0.19)	$(0.19)	$26.02	21.92%	$104,909	0.96%	0.75%	0.75%	98%
(0.20)	(0.20)	21.50	0.67	78,358	0.99	0.75	1.00	79
(0.03)	(0.03)	21.56	(13.67)	69,487	0.89	0.75	0.68	35

$(0.01)	$(0.01)	$26.77	29.83%	$607	1.22%	1.00%	0.07%	63%
(0.05)	(0.05)	20.63	0.19	326	1.29	1.00	0.31	56
(0.01)	(0.01)	20.65	(17.38)	189	2.49	1.00	(0.12)	37

$(0.10)	$(0.10)	$26.81	30.15%	$126,674	0.95%	0.75%	0.32%	63%
(0.08)	(0.08)	20.68	0.41	74,556	1.04	0.75	0.55	56
(0.01)	(0.01)	20.68	(17.24)	42,789	0.99	0.75	0.15	37

$(0.28)	$(0.28)	$26.68	19.25%	$660	1.26%	1.00%	1.36%	103%
(0.37)	(0.37)	22.62	0.45	640	1.28	1.00	1.36	110
(0.05)	(0.05)	22.89	(8.27)	328	2.01	1.00	1.13	62

$(0.36)	$(0.36)	$26.73	19.50%	$68,846	0.99%	0.75%	1.61%	103%
(0.39)	(0.39)	22.69	0.71	62,625	1.03	0.75	1.64	110
(0.05)	(0.05)	22.92	(8.13)	60,314	0.91	0.75	1.55	62

$(0.43)	$(0.43)	$21.76	(0.02)%	$2,392	0.99%	0.99%	2.15%	19%
(0.33)	(0.33)	22.20	(0.22)	2,740	0.96	0.96	1.52	10
(0.28)	(0.28)	22.59	(8.79)	3,832	0.92	0.92	1.12	20
(0.34)	(0.34)	25.05	0.04	5,989	0.94	0.94	1.34	24
(0.48)	(0.48)	25.38	6.21	9,234	0.99	0.99	1.87	22

$(0.49)	$(0.49)	$21.64	0.22%	$190,818	0.73%	0.73%	2.44%	19%
(0.37)	(0.37)	22.08	0.04	152,266	0.74	0.74	1.75	10
(0.33)	(0.33)	22.45	(8.62)	146,882	0.72	0.72	1.31	20
(0.45)	(0.45)	24.90	0.26	181,279	0.70	0.70	1.54	24
(0.55)	(0.55)	25.28	6.60	142,421	0.65	0.65	2.24	22

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments		Total from Investment Operations

Steward Small Cap Growth Fund

Class A
Year ended April 30, 2024	$17.07	$(0.10	)(d)	$1.84		$1.74
Year ended April 30, 2023	18.78	(0.13	)(d)	(1.58)		(1.71)
Period ended April 30, 2022(e)	25.00	(0.03)		(6.19)		(6.22)
Institutional Class
Year ended April 30, 2024	$17.13	$(0.06	)(d)	$1.86		$1.80
Year ended April 30, 2023	18.80	(0.09	)(d)	(1.58)		(1.67)
Period ended April 30, 2022(e)	25.00	(0.02)		(6.17)		(6.19)

Steward Values-Focused Large Cap Enhanced Index Fund

Class A
Year ended April 30, 2024	$27.19	$0.20	(d)	$5.49		$5.69
Year ended April 30, 2023	40.35	0.28	(d)	(0.77	)(f)	(0.49)
Year ended April 30, 2022	53.12	0.20	(d)	2.06		2.26
Year ended April 30, 2021	39.31	0.35	(d)	17.55		17.90
Year ended April 30, 2020	43.28	0.51	(d)	(3.41)		(2.90)

Class R6
Year ended April 30, 2024	$21.98	$0.24	(d)	$4.43		$4.67
Year ended April 30, 2023	35.13	0.32	(d)	(0.76	)(f)	(0.44)
Year ended April 30, 2022	47.97	0.36	(d)	2.02		2.38
Year ended April 30, 2021	35.83	0.51	(d)	15.92		16.43
Year ended April 30, 2020(g)	42.75	0.66	(d)	(6.40)		(5.74)

Institutional Class
Year ended April 30, 2024	$27.11	$0.27	(d)	$5.47		$5.74
Year ended April 30, 2023	40.18	0.35	(d)	(0.73	)(f)	(0.38)
Year ended April 30, 2022	52.95	0.33	(d)	2.07		2.40
Year ended April 30, 2021	39.23	0.45	(d)	17.54		17.99
Year ended April 30, 2020	43.16	0.65	(d)	(3.42)		(2.77)

Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(g)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.

See notes to financial statements.

Distributions:						Supplemental data and ratios:

Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$—	$—	$—	$18.81	10.19%	$184	1.83%	1.25%	(0.56)%	54%
—	—	—	17.07	(9.15)	170	1.81	1.25	(0.76)	27
—	—	—	18.78	(24.83)	167	2.88	1.25	(0.90)	25

$—	$—	$—	$18.93	10.51%	$29,121	1.55%	1.00%	(0.30)%	54%
—	—	—	17.13	(8.88)	24,810	1.57	1.00	(0.51)	27
(0.01)	—	(0.01)	18.80	(24.77)	31,154	1.31	1.00	(0.34)	25

$(0.35)	$(0.66)	$(1.01)	$31.87	21.16%	$10,644	0.86%	0.86%	0.67%	7%
(0.03)	(12.64)	(12.67)	27.19	1.41	9,708	0.84	0.84	0.84	8
(0.19)	(14.84)	(15.03)	40.35	1.19	11,640	0.84	0.84	0.38	35
(0.35)	(3.74)	(4.09)	53.12	47.01	28,751	0.82	0.82	0.75	32
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	0.84	1.18	32

$(0.52)	$(0.66)	$(1.18)	$25.47	21.57%	$1,001	0.51%	0.51%	1.00%	7%
(0.07)	(12.64)	(12.71)	21.98	1.82	538	0.52	0.52	1.16	8
(0.38)	(14.84)	(15.22)	35.13	1.55	528	0.49	0.49	0.79	35
(0.55)	(3.74)	(4.29)	47.97	47.55	520	0.45	0.45	1.23	32
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	0.46	1.60	32

$(0.47)	$(0.66)	$(1.13)	$31.72	21.44%	$219,979	0.61%	0.61%	0.92%	7%
(0.05)	(12.64)	(12.69)	27.11	1.73	199,959	0.61	0.61	1.07	8
(0.33)	(14.84)	(15.17)	40.18	1.45	206,747	0.58	0.58	0.64	35
(0.53)	(3.74)	(4.27)	52.95	47.40	368,701	0.55	0.55	0.97	32
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	0.52	1.51	32

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments	Total from Investment Operations

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Class A

Year ended April 30, 2024	$10.97	$0.09	(b)	$ 1.52	$1.61
Year ended April 30, 2023	14.33	0.12	(b)	(0.39)	(0.27)
Year ended April 30, 2022	17.52	0.07		(0.99)	(0.92)
Year ended April 30, 2021	10.54	0.04	(b)	7.49	7.53
Year ended April 30, 2020	13.94	0.07	(b)	(2.91)	(2.84)

Class R6

Year ended April 30, 2024	$ 9.91	$0.11	(b)	$ 1.38	$ 1.49
Year ended April 30, 2023	13.26	0.15	(b)	(0.37)	(0.22)
Year ended April 30, 2022	16.37	0.13		(0.93)	(0.80)
Year ended April 30, 2021	9.87	0.08	(b)	7.01	7.09
Year ended April 30, 2020(c)	13.56	0.14	(b)	(3.24)	(3.10)

Institutional Class

Year ended April 30, 2024	$11.30	$0.12	(b)	$ 1.56	$ 1.68
Year ended April 30, 2023	14.67	0.15	(b)	(0.41)	(0.26)
Year ended April 30, 2022	17.87	0.12		(1.02)	(0.90)
Year ended April 30, 2021	10.74	0.07	(b)	7.65	7.72
Year ended April 30, 2020	14.19	0.11	(b)	(2.98)	(2.87)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)	Calculated based on average shares outstanding.
(c)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.

See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate(a)

$(0.09)	$(0.42)	$(0.51)	$12.07	14.75%	$41,708	0.83%	0.80%	18%
(0.09)	(3.00)	(3.09)	10.97	(1.44)	41,713	0.83	0.79	20
(0.09)	(2.18)	(2.27)	14.33	(6.35)	47,599	0.80	0.39	33
(0.06)	(0.49)	(0.55)	17.52	72.56	64,997	0.78	0.31	36
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28

$(0.14)	$(0.42)	$(0.56)	$10.84	15.10%	$389	0.53%	1.09%	18%
(0.13)	(3.00)	(3.13)	9.91	(1.13)	311	0.54	1.08	20
(0.13)	(2.18)	(2.31)	13.26	(6.09)	402	0.53	0.67	33
(0.10)	(0.49)	(0.59)	16.37	73.12	125	0.47	0.52	36
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28

$(0.12)	$(0.42)	$(0.54)	$12.44	14.96%	$136,432	0.64%	0.99%	18%
(0.11)	(3.00)	(3.11)	11.30	(1.28)	125,240	0.65	0.97	20
(0.12)	(2.18)	(2.30)	14.67	(6.15)	138,771	0.61	0.57	33
(0.09)	(0.50)	(0.59)	17.87	73.00	208,505	0.57	0.51	36
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28

See notes to financial statements.

STEWARD FUNDS

NOTES TO FINANCIAL STATEMENTS — April 30, 2024

Note 1 — Organization:

Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company. As of April 30, 2024, SFI is composed of eleven separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following eleven Funds:

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Small Cap Growth Fund

Steward Values-Focused Large Cap Enhanced Index Fund

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Each Fund may offer four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.

Effective April 12, 2024, Class R6 shares of the Steward Large Cap Core Fund are available for purchase.

The following share classes are available for purchase as of April 30, 2024:

Fund	Class A	Class C	Class R6	Institutional Class

Steward Covered Call Income Fund	X	X	–	X
Steward Equity Market Neutral Fund	X	–	–	X
Steward Global Equity Income Fund	X	X	X	X
Steward International Enhanced Index Fund	X	–	X	X
Steward Large Cap Core Fund	X	–	X	X
Steward Large Cap Growth Fund	X	–	–	X
Steward Large Cap Value Fund	X	–	–	X
Steward Select Bond Fund	X	–	–	X
Steward Small Cap Growth Fund	X	–	–	X
Steward Values-Focused Large Cap Enhanced Index Fund	X	–	X	X
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	X	–	X	X

Note 2 — Investment Objectives and Strategies:

Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.

Steward Equity Market Neutral Fund seeks to provide long-term capital appreciation independent of the U.S. equity market. The Fund invests primarily in long and short positions in equity securities of large capitalization companies.

Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.

Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.

Steward Large Cap Core Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies.

Steward Large Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization growth companies.

Steward Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization value companies.

Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

Steward Small Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of small capitalization growth companies.

Steward Values-Focused Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values.

Steward Values-Focused Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

Note 3 — Significant Accounting Policies:

SFI follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.

Portfolio Valuation: Fund investments are recorded at fair value. The Funds’ Board of Directors (the “Board”) has designated the Funds’ investment adviser, Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”), to serve as the valuation designee to perform fair value determinations for applicable Fund investments and has approved the Adviser’s valuation procedures for the Funds. Fund investments are valued using various valuation methodologies, including the following:

Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) listed on an exchange are priced at the official closing price or the last trade price. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the last bid and asked prices. Prices are generally provided by approved third-party pricing services.

Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved third-party pricing service. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved third-party pricing service. Third-party pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost.

If a Fund investment cannot be valued in accordance with the above valuation methodologies or other routine valuation methodologies established by the Adviser, the Adviser’s Valuation Committee will value the investment in accordance with the Adviser’s valuation procedures.

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.

Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Pursuant to the Adviser’s valuation procedures, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.

The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2024:

	Investments in Securities

Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total

Steward Covered Call Income Fund
Assets:
Security Type
Common Stocks*	$80,773,073	$—	$—	$80,773,073
Money Market Fund	382,058	—	—	382,058

Total Assets - Investments	$81,155,131	$—	$—	$81,155,131

Liabilities:
Other Financial Instruments^
Written Call Options	$(2,129,842)	$—	$—	$(2,129,842)

Total Liabilities - Other Financial Instruments	$(2,129,842)	$—	$—	$(2,129,842)

Steward Equity Market Neutral Fund
Assets:
Security Type
Common Stocks*	$70,594,044	$—	$—	$70,594,044
Money Market Funds	11,395,262	—	—	11,395,262

Total Assets - Investments	$81,989,306	$—	$—	$81,989,306

Liabilities:
Security Type
Common Stocks Sold Short*	$(74,737,215)	$—	$—	$(74,737,215)

Total Liabilities - Securities Sold Short	$(74,737,215)	$—	$—	$(74,737,215)

	Investments in Securities

Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total

Steward Global Equity Income Fund

Assets:

Security Type

Common Stocks*	$344,575,804	$—	$—	$344,575,804

Preferred Stocks*	9,479,192	—	—	9,479,192

Money Market Fund	8,190,458	—	—	8,190,458

Total Assets - Investments	$362,245,454	$—	$—	$362,245,454

Steward International Enhanced Index Fund

Assets:

Security Type

Common Stocks*	$207,352,539	$—	$—	$207,352,539

Master Limited Partnerships*	224,257	—	—	224,257

Preferred Stocks*	4,031,946	—	—	4,031,946

Money Market Fund	3,262,992	—	—	3,262,992

Total Assets - Investments	$214,871,734	$—	$—	$214,871,734

Steward Large Cap Core Fund

Assets:

Security Type

Common Stocks*	$106,041,663	$—	$—	$106,041,663

Total Assets - Investments	$106,041,663	$—	$—	$106,041,663

Steward Large Cap Growth Fund

Assets:

Security Type

Common Stocks*	$120,679,528	$—	$—	$120,679,528

Money Market Fund	2,641,075	—	—	2,641,075

Total Assets - Investments	$123,320,603	$—	$—	$123,320,603

Steward Large Cap Value Fund

Assets:

Security Type

Common Stocks*	$68,638,126	$—	$—	$68,638,126

Money Market Fund	274,085	—	—	274,085

Total Assets - Investments	$68,912,211	$—	$—	$68,912,211

Steward Select Bond Fund

Assets:

Security Type

Corporate Bonds*	$—	$111,358,820	$—	$111,358,820

Municipal Bonds	—	4,771,946	—	4,771,946

U.S. Government Agencies	—	46,786,049	—	46,786,049

U.S. Government Agency Mortgage-Backed Obligations	—	5,294,340	—	5,294,340

U.S. Treasury Obligations	—	16,574,805	—	16,574,805

Money Market Fund	9,676,423	—	—	9,676,423

Total Assets - Investments	$9,676,423	$184,785,960	$—	$194,462,383

Steward Small Cap Growth Fund

Assets:

Security Type

Common Stocks*	$28,670,649	$—	$—	$28,670,649

Money Market Fund	775,516	—	—	775,516

Total Assets - Investments	$29,446,165	$—	$—	$29,446,165

	Investments in Securities

Fund	LEVEL 1	LEVEL 2	LEVEL 3		Total

Steward Values-Focused Large Cap Enhanced Index Fund

Assets:

Security Type

Common Stocks*	$229,604,021	$—	$—		$229,604,021

Rights*	—	—	—	**	—

Money Market Fund	2,093,560	—	—		2,093,560

Total Assets - Investments	$231,697,581	$—	$—		$231,697,581

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Assets:

Security Type

Common Stocks*	$177,724,061	$—	$—		$177,724,061

Rights*	—	—	—	**	—

Money Market Fund	958,755	—	—		958,755

Total Assets - Investments	$178,682,816	$—	$—		$178,682,816

*	Please refer to the Schedule of Portfolio Investments to view common stocks, master limited partnerships, corporate bonds, preferred stocks, and rights segregated by industry type.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

As of April 30, 2024, there were no significant Level 3 holdings for the Funds.

Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, from Steward Equity Market Neutral Fund, Steward International Enhanced Index Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Small Cap Growth Fund, Steward Values-Focused Large Cap Enhanced Index Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund are declared and paid annually and dividends from net investment income, if any, from Steward Covered Call Income Fund (through December 2023), Steward Global Equity Income Fund and Steward Select Bond Fund are declared and paid quarterly. Effective January 2024, Steward Covered Call Income Fund declares and pays a monthly dividend distribution which may consist of net investment income and/or short-term capital gains. Steward Covered Call Income Fund will continue to pay long-term capital gains, if any, annually in December. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding at April 30, 2024 was $69,430,860. The monthly average notional amount for written options contracts for the year ended April 30, 2024 was $59,985,011. The net rebates are recognized as a component of investment income on the Statements of Operations.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2024, are:

Fund	Primary Risk Exposure	Liability Derivatives
		Statements of Asset and Liabilities Location	Total Fair Value

Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(2,129,842)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations

Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized appreciation on options transactions

Steward Covered Call Income Fund	Equity Risk	$3,926,793	$539,783

Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

As of and during the year ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.

Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, as described in the Portfolio Valuation Note above. During the year ended April 30, 2024, the Funds did not engage in any Rule 17a-7 transactions.

Short Sales: When Steward Equity Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

The Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. The Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.

When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

Note 4 — Investment Advisory and Other Agreements:

Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.

As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:

Steward Covered Call Income Fund

— 0.625% of the first $1 billion

— 0.5625% of assets over $1 billion

Steward Equity Market Neutral Fund

— 1.00% of the first $1 billion

— 0.90% of the next $1 billion

— 0.80% of assets over $2 billion

Steward Global Equity Income Fund

— 0.625% of the first $1 billion

— 0.5625% of assets over $1 billion

Steward International Enhanced Index Fund

— 0.365% of the first $1 billion

— 0.3285% of assets over $1 billion

Steward Large Cap Core Fund

— 0.50% of the first $1 billion

— 0.45% of the next $1 billion

— 0.40% of assets over $2 billion

Steward Large Cap Growth Fund

— 0.50% of the first $1 billion

— 0.45% of the next $1 billion

— 0.40% of assets over $2 billion

Steward Large Cap Value Fund

— 0.50% of the first $1 billion

— 0.45% of the next $1 billion

— 0.40% of assets over $2 billion

Steward Select Bond Fund

— 0.315% of the first $1 billion

— 0.2835% of assets over $1 billion

Steward Small Cap Growth Fund

— 0.75% of the first $1 billion

— 0.70% of the next $1 billion

— 0.65% of assets over $2 billion

Steward Values-Focused Large Cap Enhanced Index Fund

— 0.215% of the first $1 billion

— 0.1935% of assets over $1 billion

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

— 0.215% of the first $1 billion

— 0.1935% of assets over $1 billion

With respect to each Fund listed below, Crossmark Global Investments has entered into an expense limitation agreement. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of a Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2024, the contractual expense limitations were as follows:

	In effect through August 31, 2024

Fund	Class A	Class C	Class R6	Institutional Class

Steward Covered Call Income Fund	1.25%	2.00%	N/A	1.00%
Steward Equity Market Neutral Fund	2.25%	N/A	N/A	2.00%
Steward Large Cap Core Fund	1.00%	N/A	0.75%	0.75%
Steward Large Cap Growth Fund	1.00%	N/A	N/A	0.75%
Steward Large Cap Value Fund	1.00%	N/A	N/A	0.75%
Steward Small Cap Growth Fund	1.25%	N/A	N/A	1.00%

Steward Covered Call Income Fund, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund have agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three years following the date on which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’ There were no contingent liabilities related to these recoupments as of April 30, 2024.

From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the period ended April 30, 2024, the Adviser did not voluntarily waive or reimburse expenses of a Fund.

As of April 30, 2024, the amounts subject to repayment by the Funds in subsequent years under the expense limitation agreement subject to recoupment were as follows:

	Class A			Class C

	April 30,			April 30,

Fund	2025	2026	2027	2025	2026	2027

Steward Covered Call Income Fund	$364	$2,729	$2,900	$1,899	$3,132	$3,174

Steward Large Cap Core Fund	596	1,044	1,387	N/A	N/A	N/A

Steward Large Cap Growth Fund	523	791	827	N/A	N/A	N/A

Steward Large Cap Value Fund	554	1,428	1,753	N/A	N/A	N/A

Steward Small Cap Growth Fund	518	974	1,023	N/A	N/A	N/A

	Class R6			Institutional Class

	April 30,			April 30,

Fund	2025	2026	2027	2025	2026	2027

Steward Covered Call Income Fund	N/A	N/A	N/A	$171,448	$195,807	$170,218

Steward Large Cap Core Fund	N/A	N/A	—*	43,204	171,201	179,928

Steward Large Cap Growth Fund	N/A	N/A	N/A	46,460	170,571	186,429

Steward Large Cap Value Fund	N/ A	N/A	N/A	40,551	167,245	169,802

Steward Small Cap Growth Fund	N/A	N/A	N/A	44,376	140,161	144,753

*Amount rounds to less than $1.00.

Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.

Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.

Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.

Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.

Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.

Foreside Fund Officer Services, LLC (“Foreside”) provides principal financial officer services to the Funds by making available a senior financial professional who serves as Treasurer of the Funds. Foreside receives a monthly fee from the Funds for the services provided and is also reimbursed by the Funds for certain out-of-pocket expenses.

The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.

Note 5 — Purchases and Sales of Securities:

Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2024, were as follows:

Fund	Purchases	Sales

Steward Covered Call Income Fund	$100,691,434	$81,020,835
Steward Equity Market Neutral Fund	211,680,733	226,448,680
Steward Global Equity Income Fund	207,971,655	242,239,264
Steward International Enhanced Index Fund	40,636,196	67,121,300
Steward Large Cap Core Fund	96,110,614	84,709,789
Steward Large Cap Growth Fund	82,056,692	57,952,390
Steward Large Cap Value Fund	72,892,160	79,738,224
Steward Select Bond Fund	39,698,237	15,066,848
Steward Small Cap Growth Fund	15,359,842	14,264,421
Steward Values-Focused Large Cap Enhanced Index Fund	15,676,813	38,720,419
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	32,208,042	43,735,112

Purchases and sales of U.S. government securities for the year ended April 30, 2024, were as follows:

Fund	Purchases	Sales

Steward Select Bond Fund	$31,583,766	$16,054,286

Note 6 — Federal Income Tax Information:

As of April 30, 2024, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options and short positions, for federal income tax purposes, were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Steward Covered Call Income Fund	$82,175,141	$289,777	$(3,439,629)	$(3,149,852)
Steward Equity Market Neutral Fund	746,052	14,220,186	(7,714,147)	6,506,039
Steward Global Equity Income Fund	318,980,742	54,839,958	(11,575,246)	43,264,712
Steward International Enhanced Index Fund	202,160,550	30,165,046	(17,453,862)	12,711,184
Steward Large Cap Core Fund	96,009,619	12,482,027	(2,449,983)	10,032,044
Steward Large Cap Growth Fund	107,953,675	17,409,841	(2,042,913)	15,366,928
Steward Large Cap Value Fund	61,147,749	9,420,090	(1,655,628)	7,764,462
Steward Select Bond Fund	212,226,278	4,688	(17,768,583)	(17,763,895)
Steward Small Cap Growth Fund	29,919,188	4,073,464	(4,546,487)	(473,023)
Steward Values-Focused Large Cap Enhanced Index Fund	186,515,400	58,403,038	(13,220,857)	45,182,181
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	164,479,771	38,140,603	(23,937,558)	14,203,045

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.

The tax character of distributions paid during the fiscal year ended April 30, 2024, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid

Steward Covered Call Income Fund	$7,490,773	$309,756	$7,800,529
Steward Equity Market Neutral Fund	3,307,659	71,701	3,379,360
Steward Global Equity Income Fund	9,872,251	—	9,872,251
Steward International Enhanced Index Fund	7,408,142	1,881,815	9,289,957
Steward Large Cap Core Fund	666,625	—	666,625
Steward Large Cap Growth Fund	360,146	—	360,146
Steward Large Cap Value Fund	1,079,176	—	1,079,176
Steward Select Bond Fund	3,925,894	—	3,925,894
Steward Small Cap Growth Fund	—	—	—
Steward Values-Focused Large Cap Enhanced Index Fund	3,581,015	5,103,424	8,684,439
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	1,936,402	5,932,082	7,868,484

The tax character of distributions paid during the fiscal year ended April 30, 2023, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid

Steward Covered Call Income Fund	$3,742,758	$220,208	$3,962,966
Steward Equity Market Neutral Fund	34,826	—	34,826
Steward Global Equity Income Fund	11,550,551	14,740,132	26,290,683
Steward International Enhanced Index Fund	3,575,277	2,169,041	5,744,318
Steward Large Cap Core Fund	666,206	—	666,206
Steward Large Cap Growth Fund	230,083	—	230,083
Steward Large Cap Value Fund	1,008,390	—	1,008,390
Steward Select Bond Fund	2,476,965	—	2,476,965
Steward Small Cap Growth Fund	—	—	—
Steward Values-Focused Large Cap Enhanced Index Fund	8,522,800	60,061,279	68,584,079
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5,175,140	32,079,954	37,255,094

In addition to the Ordinary and Capital Gains distribution, during the fiscal year ended April 30, 2024, the following Funds had permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the disallowance of a net operating loss resulting in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

Fund	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain	Total Equalization

Steward Global Equity Income Fund	$266,310	$420,071	$397,694	$1,084,075
Steward International Enhanced Index Fund	195,253	—	985,153	1,180,406
Steward Values-Focused Large Cap Enhanced Index Fund	32,307	11,721	601,237	645,265
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	16,006	20,122	383,381	419,509

As of April 30, 2024, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)

Steward Covered Call Income Fund	$1,219,964	$1,745,519	$2,965,483	$(70,735)	$(3,149,852)	$(255,104)

Steward Equity Market Neutral Fund	1,190,355	288,350	1,478,705	—	6,506,039	7,984,744

Steward Global Equity Income Fund	3,458,540	2,003,901	5,462,441	—	43,264,712	48,727,153

Steward International Enhanced Index Fund	1,620,840	8,178,025	9,798,865	—	12,711,184	22,510,049

Steward Large Cap Core Fund	176,379	—	176,379	(3,732,266)	10,032,044	6,476,157

Steward Large Cap Growth Fund	24,337	938,265	962,602	—	15,366,928	16,329,530

Steward Large Cap Value Fund	325,210	—	325,210	(1,179,582)	7,764,462	6,910,090

Steward Select Bond Fund	728,005	—	728,005	(3,837,094)	(17,763,895)	(20,872,984)

Steward Small Cap Growth Fund	—	—	—	(7,851,174)	(473,023)	(8,324,197)

Steward Values-Focused Large Cap Enhanced Index Fund	682,357	9,318,198	10,000,555	—	45,182,181	55,182,736

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	577,055	6,123,651	6,700,706	—	14,203,045	20,903,751

As of the end of the fiscal year ended April 30, 2024, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.

CLCFs not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total

Steward Covered Call Income Fund	$—	$—	$—
Steward Equity Market Neutral Fund	—	—	—
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Core Fund	3,732,266	—	3,732,266
Steward Large Cap Growth Fund	—	—	—
Steward Large Cap Value Fund	1,179,582	—	1,179,582
Steward Select Bond Fund	99,363	3,737,731	3,837,094
Steward Small Cap Growth Fund	3,347,370	4,466,832	7,814,202
Steward Values-Focused Large Cap Enhanced Index Fund	—	—	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	—	—

During the tax year ended April 30, 2024, the following Fund utilized capital loss carryforwards as follows:

Fund	Total

Steward International Enhanced Index Fund	$1,377,690
Steward Large Cap Core Fund	5,803,584
Steward Large Cap Growth Fund	4,953,712
Steward Large Cap Value Fund	4,812,230

Under the current tax law, capital/late year and ordinary losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

Fund	Late-Year Ordinary Loss Deferred

Steward Small Cap Growth Fund	$36,972

Note 7 — Reclassifications:

In accordance with GAAP, the Funds will make reclassifications, if applicable, among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g., equalization, PFIC adjustments, net operating losses) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2024, the following reclassifications were made between the capital accounts and distributable earnings:

Fund	Distributable Earnings	Capital

Steward Covered Call Income Fund	$—	$—
Steward Equity Market Neutral Fund	—	—
Steward Global Equity Income Fund	(1,084,075)	1,084,075
Steward International Enhanced Index Fund	(1,180,406)	1,180,406
Steward Large Cap Core Fund	—	—
Steward Large Cap Growth Fund	—	—
Steward Large Cap Value Fund	—	—
Steward Select Bond Fund	—	—
Steward Small Cap Growth Fund	98,434	(98,434)
Steward Values-Focused Large Cap Enhanced Index Fund	(644,844)	644,844
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	(419,509)	419,509

Note 8 — Control Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2024, Assemblies of God Financial Services Group DBA AG Financial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over SFI and each of the Funds, with the exception of Steward Equity Market Neutral Fund, Steward Global Equity Income Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund. In addition, as of April 30, 2024, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership. The percentages below include shares over which Assemblies of God Financial Services Group DBA AG Financial has voting control.

		Percent Owned

Steward Covered Call Income Fund	MSCS Financial Services, LLC	45%
Steward Covered Call Income Fund	National Financial Services LLC	27%

Steward Equity Market Neutral Fund	MSCS Financial Services, LLC	37%

Steward Global Equity Income Fund	National Financial Services LLC	33%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	40%
Steward International Enhanced Index Fund	National Financial Services LLC	38%

Steward Large Cap Core Fund	MSCS Financial Services, LLC	49%

Steward Large Cap Growth Fund	MSCS Financial Services, LLC	44%

Steward Large Cap Value Fund	MSCS Financial Services, LLC	58%

Steward Select Bond Fund	MSCS Financial Services, LLC	49%
Steward Select Bond Fund	National Financial Services LLC	35%

Steward Small Cap Growth Fund	MSCS Financial Services, LLC	79%

Steward Values-Focused Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	47%
Steward Values-Focused Large Cap Enhanced Index Fund	National Financial Services LLC	34%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	30%

Note 9 — Commitments and Contingencies

Under the Funds’ organizational documents, the Funds’ current and former officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers and other third parties that may provide for certain indemnifications. The Funds’ maximum exposure under these indemnification provisions is unknown and may include future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

Note 10 — Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued.

At a meeting held on May 22, 2024, and upon the recommendation of Crossmark Global Investments, Inc., Steward Small Cap Growth Fund’s investment adviser (the “Adviser”), the Board of Directors of Steward Funds, Inc. authorized the liquidation and termination of the Fund, which will be effective on or about August 23, 2024 (the “Liquidation Date”). Accordingly, the Fund will redeem all its outstanding shares on the Liquidation Date. The Liquidation will be effected pursuant to a Plan of Liquidation and Termination.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc. comprising the funds listed below (the “Funds”) as of April 30, 2024, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Steward Covered Call Income Fund,

Steward Global Equity Income Fund,

Steward International Enhanced Index Fund,

Steward Select Bond Fund,

Steward Values-Focused Large Cap

Enhanced Index Fund, and

Steward Values-Focused Small-Mid Cap

Enhanced Index Fund

	For the year ended April 30, 2024	For the years ended April 30, 2024, and 2023	For the years ended April 30, 2024, 2023, 2022, 2021, and 2020

Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, and Steward Small Cap Growth Fund	For the year ended April 30, 2024	For the years ended April 30, 2024, and 2023	For the years ended April 30, 2024, 2023, and for the period from November 15, 2021 (commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 27, 2024

General Information (Unaudited)

Federal Income Tax Information:

For the fiscal year ended April 30, 2024, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.

Fund	Dividends Received Deduction

Steward Covered Call Income Fund	15.61%
Steward Equity Market Neutral Fund	32.11%
Steward Global Equity Income Fund	58.46%
Steward International Enhanced Index Fund	0.16%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	—%
Steward Small Cap Growth Fund	—%
Steward Values-Focused Large Cap Enhanced Index Fund	85.91%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	100.00%

For the fiscal year ended April 30, 2024, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

For the taxable year ended April 30, 2024, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income

Steward Covered Call Income Fund	16.18%
Steward Equity Market Neutral Fund	34.37%
Steward Global Equity Income Fund	100.00%
Steward International Enhanced Index Fund	99.39%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	—%
Steward Small Cap Growth Fund	—%
Steward Values-Focused Large Cap Enhanced Index Fund	90.66%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	100.00%

The Funds declared long-term distributions of realized gains as follows:

Fund	Long-Term Capital Gains

Steward Covered Call Income Fund	$ 309,756
Steward Equity Market Neutral Fund	71,701
Steward Global Equity Income Fund	—
Steward International Enhanced Index Fund	1,881,815
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	5,103,424
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5,932,082

The Funds declared short-term distributions of realized gains as follows:

Fund	Short-Term Capital Gains

Steward Covered Call Income Fund	$6,866,936
Steward Equity Market Neutral Fund	529,840
Steward Global Equity Income Fund	—
Steward International Enhanced Index Fund	—
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	262,503

The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2024 were as follows:

Fund	Foreign Source Income	Foreign Tax Expense

Steward International Enhanced Index Fund	$0.63	$0.10

Proxy Voting Policy and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-888-845-6910, or (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During Period 11/1/23 – 4/30/24*	Expense Ratio During Period 11/1/23 – 4/30/24**

Steward Covered Call Income Fund
Class A	$1,000.00	$1,134.30	$ 6.63	1.25%
Class C	1,000.00	1,130.00	10.59	2.00%
Institutional Class	1,000.00	1,136.30	5.31	1.00%

Steward Equity Market Neutral Fund
Class A	1,000.00	1,023.70	9.01	1.79%
Institutional Class	1,000.00	1,025.60	7.45	1.48%

Steward Global Equity Income Fund
Class A	1,000.00	1,178.50	6.93	1.28%
Class C	1,000.00	1,174.30	10.97	2.03%
Class R6	1,000.00	1,181.00	4.93	0.91%
Institutional Class	1,000.00	1,180.20	5.53	1.02%

Steward International Enhanced Index Fund
Class A	1,000.00	1,176.60	5.30	0.98%
Class R6	1,000.00	1,178.30	3.57	0.66%
Institutional Class	1,000.00	1,177.60	4.22	0.78%

Steward Large Cap Core Fund
Class A	1,000.00	1,189.10	5.44	1.00%
Class R6	1,000.00	986.90	0.14	0.75%
Institutional Class	1,000.00	1,190.40	4.08	0.75%

Steward Large Cap Growth Fund
Class A	1,000.00	1,221.40	5.52	1.00%
Institutional Class	1,000.00	1,222.90	4.15	0.75%

Steward Large Cap Value Fund
Class A	1,000.00	1,210.10	5.50	1.00%
Institutional Class	1,000.00	1,211.10	4.12	0.75%

Steward Select Bond Fund
Class A	1,000.00	1,035.10	5.01	0.99%
Institutional Class	1,000.00	1,036.30	3.75	0.74%

EXPENSE EXAMPLES (Unaudited)

Fund	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During Period 11/1/23 – 4/30/24*	Expense Ratio During Period 11/1/23 – 4/30/24**

Steward Small Cap Growth Fund
Class A	$1,000.00	$1,208.90	$6.87	1.25%
Institutional Class	1,000.00	1,211.10	5.50	1.00%

Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,204.00	4.77	0.87%
Class R6	1,000.00	1,206.40	2.74	0.50%
Institutional Class	1,000.00	1,205.50	3.35	0.61%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,198.90	4.54	0.83%
Class R6	1,000.00	1,200.70	2.85	0.52%
Institutional Class	1,000.00	1,200.60	3.45	0.63%

*

Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period) with the exception of the Steward Large Cap Core Fund Class R6 expenses which are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 7/366 (to reflect the period Class R6 shares were available for purchase).

**

The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.

Fund	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During Period 11/1/23 – 4/30/24*	Expense Ratio During Period 11/1/23 – 4/30/24**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.65	$ 6.27	1.25%
Class C	1,000.00	1,014.92	10.02	2.00%
Institutional Class	1,000.00	1,019.89	5.02	1.00%

Steward Equity Market Neutral Fund
Class A	1,000.00	1,015.96	8.97	1.79%
Institutional Class	1,000.00	1,017.50	7.42	1.48%

Steward Global Equity Income Fund
Class A	1,000.00	1,018.50	6.42	1.28%
Class C	1,000.00	1,014.77	10.17	2.03%
Class R6	1,000.00	1,020.34	4.57	0.91%
Institutional Class	1,000.00	1,019.79	5.12	1.02%

Steward International Enhanced Index Fund
Class A	1,000.00	1,019.99	4.92	0.98%
Class R6	1,000.00	1,021.58	3.32	0.66%
Institutional Class	1,000.00	1,020.98	3.92	0.78%

Steward Large Cap Core Fund
Class A	1,000.00	1,019.89	5.02	1.00%
Class R6	1,000.00	1,000.81	0.14	0.75%
Institutional Class	1,000.00	1,021.13	3.77	0.75%

Steward Large Cap Growth Fund
Class A	1,000.00	1,019.89	5.02	1.00%
Institutional Class	1,000.00	1,021.13	3.77	0.75%

Steward Large Cap Value Fund
Class A	1,000.00	1,019.89	5.02	1.00%
Institutional Class	1,000.00	1,021.13	3.77	0.75%

Steward Select Bond Fund
Class A	1,000.00	1,019.94	4.97	0.99%
Institutional Class	1,000.00	1,021.18	3.72	0.74%

Steward Small Cap Growth Fund
Class A	1,000.00	1,018.65	6.27	1.25%
Institutional Class	1,000.00	1,019.89	5.02	1.00%

Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,020.54	4.37	0.87%
Class R6	1,000.00	1,022.38	2.51	0.50%
Institutional Class	1,000.00	1,021.83	3.07	0.61%

Steward Values-Focused Small-Mid Cap Enhanced
Index Fund
Class A	1,000.00	1,020.74	4.17	0.83%
Class R6	1,000.00	1,022.28	2.61	0.52%
Institutional Class	1,000.00	1,021.73	3.17	0.63%

*

Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period) with the exception of the Steward Large Cap Core Fund Class R6 expenses which are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 7/366 (to reflect the period Class R6 shares were available for purchase).

**

The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.

The Funds’ statement of additional information includes additional information about the Funds’ Directors and is available, without charge, upon request, by calling 1-888-845-6910.

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years

Interested Directors
Kyle A. Dana CRPC(2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AGFinancial(3) (2000 – Present)	11	N/A

Independent Directors
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Chairman of the Board; Director	As Chairman, Indefinite Term Since 2024 As Director, Indefinite Term Since 2019	Retired; President and Co–Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	11	N/A

Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(4) (since April 2016); Co-Founder and Managing Member, Starboard Star Venture Capital LLC (2021 - Present); President & Owner of Radney Management & Investments, Inc.(5) (1996 – 2016)	11	N/A

Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Retired; Chief Financial Officer and Secretary of SLR Investment Corp., (May 2012 - April 2023), SCP Private Credit Income BDC LLC (2018 - April 2023) and SLR HC BDC LLC (2020 - April 2023)(6)	11	N/A

Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 – March 2016)	11	N/A

(1)

Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.

(2)

Mr. Dana is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser, administrator and distributor.

(3)	AGFinancial is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.

(4)

Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.

(5)	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION(R) specializing in multi-family property management.

(6)

SLR Investment Corp., SCP Private Credit Income BDC LLC and SLR HC BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years

Executive Officers
Robert C. Doll, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	President	Since 2024	President and Chief Executive Officer, Crossmark Global Investments, Inc. (2024 - Present); Chief Investment Officer, Crossmark Global Investments, Inc. (2021- Present); Chief Equity Strategist and Senior Portfolio Manager, Nuveen (November 2012 - 2021)	N/A

James Jacoby 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Derivatives Risk Manager and Liquidity Risk Management Program Administrator	Since 2022	Chief Operating Officer, Crossmark Global Investments, Inc. (2022 - Present); Global Head of Performance and Risk, Invesco, Ltd. (2007 - 2022)	N/A

Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director - Head of Equity Investments, Crossmark Global Investments, Inc. (2021 - Present); Managing Director, Crossmark Global Investments, Inc. (2019 – 2021); Portfolio Manager, Invesco Ltd. (2001 – 2019)	N/A

Rob Botard, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1970	Executive Vice President	Since 2022	Managing Director and Portfolio Manager, Crossmark Global Investments, Inc. (2022 - Present); Portfolio Manager, Invesco Ltd. (2011- 2022)	N/A

Victoria Fernandez, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 – Present)	N/A

Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Head of Trading & Investment Operations, Crossmark Global Investments, Inc. (2021 - Present); Managing Director, Crossmark Global Investments, Inc. (2017 - 2021)	N/A

Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global Investments, Inc. (2020 – Present); Head of Research, Crossmark Global Investments, Inc. (2019 – Present)	N/A

Heather Lindsey 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2022	Managing Director – Head of Distributions Crossmark Global Investments, Inc. (2021– Present); Senior Vice President, Head of Strategic Accounts, Invesco Ltd. (2018 –2020)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years

Executive Officers (continued)
Andrew Cullivan, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1991	Executive Vice President	Since 2024	Portfolio Manager, Crossmark Global Investments, Inc. (2024 – Present); Portfolio Manager, Veriti Management (2020 – 2024); Vice President and Regional Director – Quant and Risk Analytics, FactSet Research Systems, Inc. (2013 – 2020)	N/A

Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 – Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (2017 – Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 – Present)	N/A

Monique Labbe 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Treasurer	Since 2023	Director, Fund Officer Services, ACA Global, LLC (formerly Foreside Financial Group, LLC) since 2014	N/A

Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2021	Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (2018 - 2020); Assistant Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - 2020)	N/A

(1)	SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Visit us online at: crossmarkglobal.com

  STEWARD FUNDS

 ANNUAL REPORT

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Small Cap Growth Fund

Steward Values-Focused Large Cap Enhanced Index Fund

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr. Houston, TX 77079 1-800-262-6631 stewardfunds@crossmarkglobal.com

For more complete information about the Steward Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.

(c)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

(d)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that, as of April 30, 2024, the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2024	2023
(a) Audit Fees	$187,250	$187,250
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$39,850	$36,850
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

1

(e)

(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)

(2) For the fiscal years ended April 30, 2024 and 2023, 0% of the fees disclosed in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal year ended April 30, 2024, Cohen and Company, Ltd. billed $39,850.

For the fiscal year ended April 30, 2023, Cohen and Company, Ltd. billed $36,850.

These amounts represent the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with such adviser that provides ongoing services to the registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) The code of ethics that is the subject of the disclosure required by Item 2 isattached hereto.

(a)	(2) Certifications for each principal executive and principal financial officer ofthe registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By: /s/ Robert C. Doll
Robert C. Doll
President
(Principal Executive Officer)

Date: July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert C. Doll
Robert C. Doll
President
(Principal Executive Officer)

Date: July 3, 2024

By: /s/ Monique D. Labbe
Monique D. Labbe
Treasurer
(Principal Financial Officer)

Date: July 3, 2024

4